     As filed with the Securities and Exchange Commission on April 21, 2000
                                                    File No. 2-77284 (811-03459)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933            /x/

                         Pre-Effective Amendment No.                        / /
                                                    ----

                       Post-Effective Amendment No. 49                      /x/

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                              Amendment No. 29                              /x/

--------------------------------------------------------------------------------

                             PENN SERIES FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------

                                600 Dresher Road
                           Horsham, Pennsylvania 19044
                    (Address of Principal Executive Offices)
                   Registrant's Telephone Number: 215-956-8000

--------------------------------------------------------------------------------

                                PETER M. SHERMAN
                                    President
                             Penn Series Funds, Inc.
                        Philadelphia, Pennsylvania 19172
                     (Name and Address of Agent for Service)

                                    Copy to:
                                RICHARD W. GRANT
                                C. RONALD RUBLEY
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                           Philadelphia, PA 19103-2921

--------------------------------------------------------------------------------

  It is proposed that this filing will become effective (check appropriate box)

   / / immediately upon filing pursuant to paragraph (b) of Rule 485 / / on (date) pursuant to paragraph (b) of Rule 485
   / / 60 days after filing pursuant to paragraph a (1) of Rule 485 / / on (date) pursuant to paragraph (a) (1) of Rule 485
   / / 75 days after filing pursuant to paragraph (a)(2) of Rule 485 /x/ on May 1, 2000 pursuant to paragraph (a)(2) of Rule 485

Prospectus -- May 1, 2000
PENN SERIES FUNDS, INC.
600 Dresher Road, Horsham, PA 19044 o Telephone 800-523-0650


                               MONEY MARKET FUND

                           LIMITED MATURITY BOND FUND

                               QUALITY BOND FUND

                              HIGH YIELD BOND FUND

                             FLEXIBLY MANAGED FUND

                             GROWTH AND INCOME FUND

                               GROWTH EQUITY FUND

                              LARGE CAP VALUE FUND

                                 INDEX 500 FUND

                              MID CAP GROWTH FUND

                               MID CAP VALUE FUND

                              EMERGING GROWTH FUND

                              SMALL CAP VALUE FUND

                           INTERNATIONAL EQUITY FUND


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Penn Series Funds, Inc. ("Penn Series") is a mutual fund that provides investment funds for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Penn Series offers 14 different portfolios or "Funds" advised by Independence Capital Management, Inc. ("ICMI") and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., Putnam Investment Management, Inc., Royce & Associates, Inc., Vontobel USA Inc., RS Investment Management, Inc., Neuberger Berman Management Inc., Turner Investment Partners, Inc. and Wells Capital Management Incorporated. One of the Funds, the Growth and Income Fund, is currently available only to certain contracts issued by Penn Mutual in the qualified pension plan market.


PROSPECTUS CONTENTS


FUND INVESTMENT SUMMARIES
Money Market Fund .........................   3
Limited Maturity Bond Fund ................   5
Quality Bond Fund .........................   7
High Yield Bond Fund ......................  10
Flexibly Managed Fund .....................  13
Growth and Income Fund ....................  16
Growth Equity Fund ........................  18
Large Cap Value Fund ......................  21
Index 500 Fund ............................  24
Mid Cap Growth Fund .......................  25
Mid Cap Value Fund ........................  27
Emerging Growth Fund ......................  29
Small Cap Value Fund ......................  31
International Equity ......................  34


ADDITIONAL INFORMATION


MANAGEMENT
Investment Adviser
Sub-Advisers
Expenses and Limitations

ACCOUNT POLICIES

FINANCIAL HIGHLIGHTS

INVESTMENT SUMMARY: MONEY MARKET FUND

Investment Adviser:                 Independence Capital Management, Inc.

Investment Objective:               The investment objective of the Fund is to preserve
                                    shareholder capital, maintain liquidity and achieve the
                                    highest possible level of current income consistent
                                    therewith.

Investment Strategy:                The Fund will invest in a diversified portfolio of high
                                    quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by the Adviser. Investments include
                                    commercial paper, U.S. Treasury securities, bank
                                    certificates of deposit and repurchase agreements. The
                                    Adviser looks for money market instruments that present
                                    minimal credit risks. Important factors in selecting
                                    investments include a company's profitability, ability to
                                    generate funds and capital adequacy, and liquidity of the
                                    investment. The Fund will invest only in securities that
                                    mature in 397 days or less. Penn Series policy is to
                                    maintain a stable price of $1.00 per share of the Fund.

Risks of Investing:                 The Fund may be appropriate for investors who want to
                                    minimize the risk of loss of principal and maintain
                                    liquidity of their investment, and at the same time receive a return on their investment. The Fund follows strict rules about credit risk, maturity and diversification of its
                                    investments. However, although the Fund seeks to preserve
                                    the value of your investment in shares of the Fund at $1.00 per share, there is no guarantee and it is still possible to lose money. An investment in the Fund is not insured or
                                    guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information:            The bar chart and table below show the performance of the
                                    Fund both year-by-year and as an average over different
                                    periods of time. They include only those periods in which
                                    ICMI managed the Fund's investments. The bar chart and table demonstrate the variability of performance over time and
                                    provide an indication of the risks and volatility of an
                                    investment in the Fund. Past performance does not
                                    necessarily indicate how the Fund will perform in the
                                    future. This performance information does not include the
                                    impact of any charges deducted under your insurance
                                    contract. If it did, returns would be lower.




                          For years ended December 31,

           2.53%   3.71%   5.51%   5.00%   5.15%   5.00%   4.66%
           -----------------------------------------------------
           1993    1994    1995    1996    1997    1998    1999


                 Best Quarter                 Worst Quarter

                    1.39%                         0.61%

                  (6/30/95)                     (3/31/93)


        Average Annual Total Return (for Periods Ended December 31, 1999)


                                                  Money Market Fund

1 Year.................................                 4.66%
5 Year ................................                 5.06%
Since November 1, 1992(1)..............                 4.46%

-------------------
(1) Date ICMI began managing the Fund's investments.


The current yield of the Money Market Fund for the seven-day period ended December 31, 1999 was 5.22%.

INVESTMENT SUMMARY:  LIMITED MATURITY BOND FUND


Investment Adviser:                 Independence Capital Management, Inc.

Investment Objective:               The investment objective of the Fund is to provide the
                                    highest available current income consistent with liquidity and low risk to principal; total return is secondary.

Investment Strategy:                The Fund invests primarily in short-to intermediate term
                                    investment-grade debt securities of U.S. government and
                                    corporate issuers. The Adviser uses an active bond
                                    management approach. It seeks to find securities that are
                                    undervalued in the marketplace based on both a relative
                                    value analysis of individual securities combined with an
                                    analysis of macro-economic factors. With this approach, the
                                    Adviser attempts to identify securities that are undervalued based on their quality, maturity, and sector in the market place. The Advisor will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). In
                                    addition, the Advisor will opportunistically purchase
                                    securities to take advantage of inefficiencies of prices in the securities markets. The Advisor will sell a security
                                    when it believes that the security has been fully priced.
                                    The Adviser seeks to reduce credit risk by diversifying
                                    among many issuers and different types of securities.

                                    Duration: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest
                                    rates. Typically, with a 1% rise in interest rates, an
                                    investment's value may be expected to fall approximately 1%
                                    for each year of its duration. Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three
                                    years.

                                    Quality: The Fund will invest primarily in investment grade debt securities and no more than 10% of its assets in "junk bonds."

                                    Sectors: The Fund will invest primarily in Corporate Bonds and U.S. Government Bonds, including Mortgage-Backed and
                                    Asset-Backed Securities.

                                    Turnover: Because the Adviser will look for inefficiencies in the market and sell when they feel a security is fully
                                    priced, turnover can be expected to be relatively high.

Risks of Investing:                 An investment in the Fund may be appropriate for investors who are seeking the highest current income consistent with liquidity and low risk to principal available through an
                                    investment in investment grade debt. The Fund's value will change primarily with the changes in the prices of fixed
                                    income securities (e.g., bonds) held by the Fund. The value of fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will
                                    generally result in an increase in value of the Fund.
                                    Conversely, during periods of rising interest rates, the
                                    value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter-term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a
                                    portfolio with a higher duration. The prices of
                                    mortgage-backed securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their
                                    mortgages. For example, an increase in interest rates
                                    generally will reduce pre-payments, effectively lengthening the maturity of some mortgage-backed securities, and making them more volatile. Due to pre-payment risk,
                                    mortgage-backed securities may respond differently to
                                    changes in interest rates than other fixed income
                                    securities. As with investing in other securities whose
                                    prices increase or decrease in market value, you may lose
                                    money investing in the Fund.

Performance Information:            The Fund had no assets prior to May 1, 2000 and accordingly no performance information is presented.

INVESTMENT SUMMARY: QUALITY BOND FUND

Investment Adviser:                 Independence Capital Management, Inc.

Investment Objective:               The Fund seeks the highest income over the long term that is consistent with the preservation of principal.

Investment Strategy:                The Fund invests primarily in marketable investment-grade
                                    debt securities. The portfolio manager heads up a team of
                                    analysts that uses an active bond management approach. It
                                    seeks to find securities that are undervalued in the
                                    marketplace based on both a relative value analysis of
                                    individual securities combined with an analysis of
                                    macro-economic factors. With this approach, the Adviser
                                    attempts to identify securities that are undervalued based on their quality, maturity, and sector in the market place.
                                    The Advisor will purchase an individual security when doing so is also consistent with its macro-economic outlook,
                                    including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). In
                                    addition, the Advisor will opportunistically purchase
                                    securities to take advantage of inefficiencies of prices in the securities markets. The Advisor will sell a security
                                    when it believes that the security has been fully priced.
                                    The Adviser seeks to reduce credit risk by diversifying
                                    among many issuers and different types of securities.

                                    Duration: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest
                                    rates. Typically, with a 1% rise in interest rates, an
                                    investment's value may be expected to fall approximately 1%
                                    for each year of its duration. Duration is set for the
                                    portfolio generally at between 3.5 and 5.5 years, depending on the interest rate outlook.

                                    Quality: The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in
                                    "junk bonds."

                                    Sectors: The fund will invest primarily in the following
                                    sectors: Corporate Bonds, U.S. Government Bonds, U.S.
                                    Government Agency Securities, Commercial Paper,
                                    Collateralized Mortgage Obligations, and Asset Backed
                                    Securities.

                                    Turnover: Because the portfolio management team looks for
                                    inefficiencies in the market and will sell when they feel a security

                                    is fully priced, turnover can be relatively high. The Fund's annual portfolio turnover rates for 1999, 1998 and 1997 were
                                    815.1%, 477.2% and 317.3% respectively.

Risks of Investing:                 An investment in the Fund may be appropriate for investors who are seeking investment income and preservation of
                                    principal. The Fund's value will change primarily with the changes in the prices of the fixed income securities (e.g., bonds) held by the Fund. The value of the fixed income
                                    securities will vary inversely with changes in interest
                                    rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will
                                    generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter-term
                                    securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. The prices of mortgage-backed securities may be
                                    particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in
                                    interest rates generally will reduce pre-payments,
                                    effectively lengthening the maturity of some mortgage-backed securities, and making them more volatile. Due to
                                    pre-payment risk, mortgage-backed securities may respond
                                    differently to changes in interest rates than other fixed
                                    income securities. As with investing in other securities
                                    whose prices increase and decrease in market value, loss of money is a risk of investing in the Fund.

Performance Information:            The bar chart and table below show the performance of the
                                    Fund both year-by-year and as an average over different
                                    periods of time. They only include those periods in which
                                    ICMI managed the Fund's investments. They demonstrate the
                                    variability of performance over time and provide an
                                    indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance
                                    information does not include the impact of any charges
                                    deducted under your insurance contract. If it did, returns would be lower.

                          For years ended December 31,


        11.67%    -5.29%    20.14%    4.14%    8.03%    10.17%    0.00%
        ---------------------------------------------------------------
         1993      1994      1995     1996     1997      1998     1999






                   Best Quarter                 Worst Quarter

                      6.31%                       -4.71%

                    (3/31/95)                    (3/31/94)



        Average Annual Total Return (for Periods Ended December 31, 1999)


                                                           Lehman Brothers
                                 Quality Bond Fund     Aggregate Bond Index(1)

1 Year........................         0.00%                  -0.83%
5 Year .......................         8.29%                   7.73%
Since November 1, 1992(2).....         6.82%                   6.50%

-------------------
(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index that is a widely recognized benchmark of general bond performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(2)  Date ICMI began managing the Fund's investments.

INVESTMENT SUMMARY:  HIGH YIELD BOND FUND

Investment Adviser:                 Independence Capital Management, Inc.

Sub-Adviser:                        T. Rowe Price Associates, Inc.

Investment Objective:               The investment objective of the Fund is to realize high
                                    current income.

Investment Strategy:                The Fund invests in a widely diversified portfolio of
                                    high-yield corporate bonds, often called "junk" bonds,
                                    income-producing convertible securities and preferred
                                    stocks. High-yield bonds are rated below investment-grade
                                    (BB and lower) and generally provide high income in an
                                    effort to compensate investors for their higher risk of
                                    default, that is the failure to make required interest or
                                    principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies
                                    downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's dollar weighted average maturity generally is expected to be in the eight to twelve year range. In selecting investments for the Fund,
                                    the Sub-Adviser relies extensively on its research analysts.
                                    When their outlook for the economy is positive, they may
                                    purchase slightly lower-rated bonds in an effort to secure additional income and appreciation potential. When they are less positive, they may gravitate toward higher-rated junk bonds. The Fund may sell holdings for a variety of reasons, such as to adjust portfolio's average maturity or quality, or to shift assets into higher yielding securities.

Risks of Investing:                 An investment in the Fund may be appropriate for long-term, risk oriented investors who are willing to accept the
                                    greater risks and uncertainties of investing in high yield bonds in the hope of earning high current income. The Fund's value will change primarily with changes in the prices of
                                    the bonds held by the Fund. The value of bonds will vary
                                    inversely with changes in interest rates. A decrease in
                                    interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to suffer greater declines than

                                    shorter-term securities because they are more sensitive to interest rate changes. The Fund may be more vulnerable to
                                    interest rate risk if it is focusing on BB rated bonds,
                                    since better-quality junk bonds follow the higher-grade
                                    market to some extent. But if the Fund's focus is bonds
                                    rated B and below, credit risk will probably predominate.

                                    Investing in high yield bonds involves additional risks,
                                    including credit risk. The value of high yield, lower
                                    quality bonds is affected by the creditworthiness of the
                                    companies that issue the securities, general economic and
                                    specific industry conditions. Companies issuing high-yield bonds are not as strong financially as those with higher
                                    credit ratings, so the bonds are usually considered
                                    speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest
                                    and principal payments. Therefore, the Fund's credit risk
                                    increases when the U.S. economy slows or enters a recession.
                                    The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of
                                    interest rates. In addition, the trading market for lower
                                    quality bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired
                                    prices and large purchases or sales of certain high-yield
                                    bond issues can cause substantial price swings. As a result, the price at which lower quality bonds can be sold may be
                                    adversely affected and valuing such lower quality bonds can be a difficult task. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The bar chart and table below show the performance of the
                                    Fund both year-by-year and as an average over different
                                    periods of time. They demonstrate the variability of
                                    performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past
                                    performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your
                                    insurance contract. If it did, returns would be lower.

                          For years ended December 31,


-9.04%    37.01%    15.80%    19.81%    7.33%    16.41%    13.87%    15.78%    4.79%    4.24%
---------------------------------------------------------------------------------------------
 1990      1991      1992      1993     1994      1995      1996      1997     1998     1999


                    Best Quarter                 Worst Quarter

                       14.09%                       -6.86%

                     (03/31/91)                   (09/30/90)


        Average Annual Total Return (for Periods Ended December 31, 1999)


                                                              First Boston
                               High Yield Bond Fund        High Yield Index(1)

1 Year.......................          4.24%                      3.28%
5 Year ......................         10.87%                     11.20%
10 Year .....................         10.38%                     12.13%

-------------------
(1) The First Boston Index is a widely recognized benchmark of high yield bond performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

INVESTMENT SUMMARY:  FLEXIBLY MANAGED FUND

Investment Adviser:                 Independence Capital Management, Inc.

Sub-Adviser:                        T. Rowe Price Associates, Inc.

Investment Objective:               The investment objective of the Fund is to maximize total
                                    return (capital appreciation and income).

Investment Strategy:                The Sub-Adviser invests primarily in common stocks of
                                    established U.S. companies that it believes have above
                                    average potential for capital growth. Common stocks
                                    typically constitute at least half of total assets. The
                                    remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks,
                                    corporate and government debt, in keeping with the Fund's
                                    objective. The Fund's investments in common stocks generally fall into one of two categories. The larger category
                                    comprises long-term core holdings that the Sub-Adviser
                                    considers to be underpriced in terms of company assets,
                                    earnings, or other factors at the time they are purchased.
                                    The smaller category comprises opportunistic investments
                                    whose prices the Sub-Adviser expects to rise in the
                                    short-term, but not necessarily over the long-term. Since
                                    the Sub-Adviser attempts to prevent losses as well as
                                    achieve gains, it typically uses a "value approach" in
                                    selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various
                                    measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital
                                    appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

                                    The Fund's approach differs from that of many other stock
                                    funds. The Sub-Adviser works as hard to reduce risk as to
                                    maximize gains and may realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches
                                    for the best risk/reward values among all types of
                                    securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely
                                    from case-by-case investment decisions, and the size of the
                                    Fund's cash reserve may reflect the manager's ability to
                                    find companies that meet valuation criteria rather than his market outlook. Bonds and convertible securities may be
                                    purchased to gain additional exposure to a company or for
                                    their income or other features; maturity and quality are not necessarily major

                                    considerations. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or
                                    redeploy assets into more promising opportunities.

Risks of Investing:                 An investment in the Fund may be appropriate for investors who are seeking a relatively conservative approach to
                                    investing for total return and are willing to accept the
                                    risks and uncertainties of investing in common stocks and
                                    bonds. The Fund's value will change primarily with changes in the prices of the securities held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies who issued the common stocks. In general, common stocks are more volatile than fixed income securities. However, over the long-term, common stocks have shown greater potential for capital appreciation. A
                                    particular risk of the Sub-Adviser's value approach is that some holdings may not recover and provide the capital growth anticipated. A sizable cash or fixed income position may
                                    hinder the Fund from participating fully in a strong,
                                    rapidly rising bull market. In addition, significant
                                    exposure to bonds increases the risk that the Fund's share value could be hurt by rising interest rates or credit
                                    downgrades or defaults. Convertible securities are also
                                    exposed to price fluctuations of the company's stock. As
                                    with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The bar chart and table below show the performance of the
                                    Fund both year-by-year and as an average over different
                                    periods of time. They demonstrate the variability of
                                    performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past
                                    performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your
                                    insurance contract. If it did, returns would be lower.


                          For years ended December 31,


-0.82%    21.63%    9.61%    15.79%    4.14%    22.28%    16.37%    15.65%    6.09%    7.15%
---------------------------------------------------------------------------------------------
 1990      1991     1992      1993     1994      1995      1996      1997     1998     1999


                  Best Quarter                 Worst Quarter

                     12.44%                       -9.28%

                   (03/31/91)                   (09/30/90)



       Average Annual Total Return (for Periods Ended December 31, 1999)


                                 Flexibly Managed Fund       S & P 500(1)

1 Year.......................             7.15%                 21.04%
5 Year ......................            13.34%                 28.54%
10 Year .....................            11.54%                 18.28%

-------------------
(1) The S & P 500 is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

INVESTMENT SUMMARY: GROWTH AND INCOME FUND

Investment Adviser:                 Independence Capital Management, Inc.

Investment Objective:               The investment objective of the Fund is to provide total
                                    return through a combination of current income and capital appreciation.

Investment Strategy:                The Fund invests primarily in common stocks of well
                                    established companies that the Adviser believes have
                                    long-term potential for above average growth in earnings and income. The Adviser may from time to time invest in
                                    non-dividend paying companies with prospects for future
                                    income or capital appreciation. The Adviser may also use
                                    convertible bonds or preferred stock to enhance income as
                                    well as provide capital appreciation. The Adviser emphasizes companies that it believes are capable of generating strong earnings and sales gains in an increasingly global economy.
                                    Companies with consistent earnings growth are most able to provide a predictable level of current income as well as the potential for growth in income over time. By its nature the
                                    Fund invests primarily in large-capitalization companies.

Risks of Investing:                 An investment in the Fund may be appropriate for investors who are willing to accept the uncertainties of investing in common stocks in the hope of earning above-average growth in capital and income. The Fund's value will change primarily with changes in the prices of the stocks and other
                                    investments held by the Fund. The prices of common stocks
                                    will increase and decrease based on market conditions,
                                    specific industry conditions, and the conditions of the
                                    individual companies who issued the common stock. In
                                    general, common stocks are more volatile than other
                                    investments, such as fixed income securities. However, over the long-term, common stocks have shown greater potential
                                    for capital appreciation. By investing in common stocks of larger, well established companies, the Adviser seeks to
                                    avoid some of the volatility associated with smaller, less well established companies. Investing in companies with
                                    dividends may also reduce the volatility associated with
                                    common stock investing. In addition, the Fund is subject to the risk that its principal market segment, large
                                    capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.
                                    Convertible bonds and preferred stocks may also be affected by the change in the level of interest rates and investor
                                    judgements about the quality of the issuer. As with
                                    investing in other securities

                                    whose prices increase or decrease in market value, you may lose money investing in the Fund.


Performance Information:            The Fund had no assets prior to May 1, 2000 and accordingly no performance information is presented.

INVESTMENT SUMMARY:  GROWTH EQUITY FUND

Investment Adviser:                 Independence Capital Management, Inc.

Investment Objective:               The investment objective of the Fund is to achieve long-term growth of capital and increase of future income.

Investment Strategy:                The Fund invests primarily in common stocks of well
                                    established companies that the Adviser believes have
                                    long-term growth potential. In selecting the Fund's
                                    investments, the Adviser seeks companies that are expected to demonstrate long-term earnings growth that is greater
                                    than the projected growth rate of the economy as a whole.
                                    The Adviser emphasizes those companies that it believes are capable of generating consistently strong earnings and sales gains in an increasingly global economy. The Adviser
                                    believes that, over the long term, the earnings of well-
                                    established companies will not be as adversely affected by unfavorable economic conditions as the earnings of more
                                    cyclical companies. Secondarily, the Adviser also considers the dividend-paying potential of well-established companies.

Risks of Investing:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of
                                    investing in common stocks in the hope of earning
                                    above-average long-term growth of capital and income. The
                                    Fund's value will change primarily with changes in the
                                    prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market
                                    conditions, specific industry conditions, and the conditions of the individual companies who issued the common stocks. In general, common stocks are more volatile than other
                                    investments, such as fixed income securities. However, over the long-term, common stocks have shown greater potential
                                    for capital appreciation. By investing in the common stocks of larger, well-established companies, the Adviser seeks to avoid some of the volatility associated with investment in smaller, less well-established companies. In addition, the
                                    Fund is subject to the risk that its principal market
                                    segment, large capitalization growth companies, may
                                    underperform compared to other market segments or the equity markets as a whole. As with investing in other securities
                                    whose prices increase and decrease in market value, you may lose money by investing in the Fund.

                                      -18-

Performance Information:            The bar chart and table below show the performance of the
                                    Fund both year-by-year and as an average over different
                                    periods of time. They include only those periods in which
                                    ICMI managed the Fund's investments. The bar chart and table demonstrate the variability of performance over time and
                                    provide an indication of the risks and volatility of an
                                    investment in the Fund. Past performance does not
                                    necessarily indicate how the Fund will perform in the
                                    future. This performance information does not include the
                                    impact of any charges deducted under your insurance
                                    contract. If it did, returns would be lower.


                          For years ended December 31,

      12.43%    -8.12%    26.45%    19.76%    26.74%    41.67%    34.10%
      -----------------------------------------------------------------
       1993      1994      1995      1996      1997      1998     1999


                   Best Quarter                 Worst Quarter

                      27.93%                       -7.61%

                    (12/31/99)                    (9/30/98)

        Average Annual Total Return (for periods ended December 31, 1999)


                                       Growth Equity Fund       S & P 500(1)

1 Year............................           34.10%                21.04%
5 Year ...........................           29.53%                28.54%
Since November 1, 1992(2).........           21.41%                21.76%

-------------------
(1) The S & P 500 is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(2)  Date ICMI began managing the Fund's investments.

INVESTMENT SUMMARY: LARGE CAP VALUE FUND
                    (formerly the Value Equity Fund)

Investment Adviser:                 Independence Capital Management, Inc.

Sub-Adviser:                        Putnam Investment Management, Inc.

Investment Objective:               The investment objective of the Fund is to maximize total
                                    return (capital appreciation and income).

Investment Strategy:                The Fund invests primarily in common stocks of large
                                    capitalization companies that the Sub-Adviser believes are undervalued. In selecting individual investments for the
                                    Fund, the Sub-Adviser attempts to find value stocks that
                                    offer the potential for both current income and capital
                                    appreciation. To find such a stock, the Sub-Adviser
                                    considers a company's financial strength, competitive
                                    position in its industry and projected future earnings and dividends. The Sub-Adviser will purchase the common stock of a company when it believes that the stock is undervalued
                                    compared to its true worth.

Risks of Investing:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of
                                    investing in common stocks in the hope of earning
                                    above-average total return. The Fund's value will change
                                    primarily with changes in the prices of the common stocks
                                    held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies who issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long-term, common stocks have shown greater potential for capital appreciation. In
                                    addition, the Fund is subject to the risk that its principal market segment, large capitalization value companies, may
                                    underperform compared to other market segments or the equity markets as a whole. As with investing in other securities
                                    whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The bar chart and table below show the performance of the
                                    Fund both year-by-year and as an average over different
                                    periods of time. They represent the performance of the
                                    Fund's previous manager. Since May 1, 2000, Putnam
                                    Investment Management, Inc. has been

                                    responsible for the Fund's day-to-day portfolio management.
                                    The bar chart and table demonstrate the variability of
                                    performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past
                                    performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your
                                    insurance contract. If it did, returns would be lower.



                          For years ended December 31,

       7.08%     2.92%    37.48%    25.19%    24.98%    9.59%    -0.80%
       ----------------------------------------------------------------
       1993      1994      1995      1996      1997      1998     1999




                  Best Quarter                 Worst Quarter

                    16.16%                       -18.06%

                  (06/30/97)                   (09/30/98)

        Average Annual Total Return (for Periods Ended December 31, 1999)


                                    Large Cap Value Fund        S & P 500(1)

1 Year...........................          -0.80%                  21.04%
5 Year ..........................          18.52%                  28.54%
Since November 1, 1992(2)........          14.75%                  21.76%

(1) The S & P 500 is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(2) Date OpCap Advisors, the Fund's previous manager, began managing the Fund's investments.

INVESTMENT SUMMARY: INDEX 500 FUND

Investment Adviser:                 Independence Capital Management, Inc.

Sub-Adviser:                        Wells Capital Management Incorporated

Investment Objective:               The Fund's investment objective is total return (capital
                                    appreciation and income) which corresponds to that of the
                                    Standard & Poor's Composite Index of 500 stocks.

Investment Strategy:                The Fund invests substantially all of its assets in
                                    securities listed in the S&P 500 Index which is comprised of
                                    500 selected securities (mostly common stocks). The
                                    Sub-Adviser does not actively manage the Fund's assets using traditional investment analysis. Instead, the Sub-Adviser
                                    invests in each company in the S&P 500 Index in proportion to its weighting in the Index. In this manner, the
                                    Sub-Adviser attempts to match the return of the S&P 500 as closely as possible.

Risks of Investing:                 An investment in the Fund may be appropriate for investors who are willing to accept the uncertainties of investing in common stocks in the hope of earning a return consistent
                                    with the S&P 500 Index. The Fund's value will change
                                    primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks
                                    will increase and decrease based on market conditions,
                                    specific industry conditions, and the conditions of the
                                    individual companies who issued the common stocks. In
                                    general, common stocks are more volatile than other
                                    investments, such as fixed income securities. However, over the long-term, common stocks have shown greater potential
                                    for capital appreciation. The Fund is also subject to the
                                    risk that the performance of the Fund may not correlate to that of the S&P 500 Index. In addition, the Fund is subject to the risk that the securities that comprise the S&P 500
                                    may underperform other market segments or the equity markets as a whole. As with investing in other securities whose
                                    prices increase or decrease in market value, you may lose
                                    money investing in the Fund.

Performance Information:            The Fund had no assets prior to May 1, 2000 and accordingly no performance information is presented.


INVESTMENT SUMMARY: MID CAP GROWTH FUND

Investment Adviser:                 Independence Capital Management, Inc.

Sub-Adviser:                        Turner Investment Partners, Inc.

Investment Objective:               The investment objective of the Fund is to maximize capital appreciation.

Investment Strategy:                The Fund invests primarily in common stocks of U.S.
                                    companies with medium market capitalizations (i.e., between
                                    $1 billion and $10 billion) that the Sub-Adviser believes
                                    have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across
                                    economic sectors, and will attempt to maintain sector
                                    concentrations that approximate those of its current
                                    benchmark, the Russell Mid Cap Growth Index. The Fund's
                                    exposure is generally limited to a maximum of 2% in any
                                    single issue. However, the Fund may hold up to two times the index weighting of those securities that comprise between 1%
                                    and 5% of the Index, and up to one and one half times the
                                    index weighting of those securities that comprise more than
                                    5% of the Index. Due to its investment strategy, the Fund
                                    may buy and sell securities frequently which may result in higher transaction costs.

Risks of Investing:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of
                                    investing in mid-cap stocks in the hope of achieving
                                    above-average capital appreciation. The Fund's value will
                                    change primarily with the changes in prices of the common
                                    stocks held by the Fund. The prices of common stocks will
                                    increase and decrease based on market conditions, specific industry conditions, and the conditions of individual
                                    companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as
                                    fixed income securities. However, over the long term, common stocks have shown greater potential for capital
                                    appreciation. In addition to the general risks of common
                                    stocks, an investment in mid-cap stocks may entail special risks. The prices of mid-cap stocks may be more volatile
                                    than investments in larger, more established companies. In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in

                                    other securities whose prices increase and decrease in
                                    market value, you may lose money by investing in the Fund.


Performance Information:            The Fund had no assets prior to May 1, 2000 and accordingly no performance information is presented.

INVESTMENT SUMMARY: MID CAP VALUE FUND


Investment Adviser:

Independence Capital Management, Inc.

Sub-Adviser:

Neuberger Berman Management Inc.

Investment Objective:

The investment objective of the Fund is to achieve growth of capital.

Investment Strategy:

The Fund invests primarily in common stocks of U.S. companies with medium market capitalizations that the Sub-Adviser believes are undervalued. In selecting individual securities, the Sub-Adviser seeks well-managed companies whose stock prices are undervalued. To identify these companies, the Sub-Adviser looks for strong business fundamentals, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-Adviser may also consider the company's position relative to competitors, a high level of stock ownership among management and a recent sharp decline in the stock price that appears to be the result of a short-term market over-reaction to negative news. The Sub-Adviser generally considers selling a stock when it reaches the Sub-Adviser's target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Sub-Adviser seeks to reduce risk by diversifying among many companies and industries.

Risks of Investing:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital. The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. The prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risks that is principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The Fund had no assets prior to May 1, 2000 and accordingly no performance information is presented.

INVESTMENT SUMMARY:  EMERGING GROWTH FUND

Investment Adviser:

Independence Capital Management, Inc.

Sub-Adviser:

RS Investment Management, Inc.

Investment Objective:

The investment objective of the Fund is capital appreciation.

Investment Strategy:

The Fund will invest primarily in common stocks of emerging growth companies. In selecting the Fund's investments, the Sub-Adviser seeks companies that have the potential, based on superior products or services, operating characteristics, and financial capabilities, for growth more rapid than the overall economy. The Sub-Adviser considers a company's rate of earnings growth and the quality of management, the return on equity, and the financial condition of the company. In addition to these factors, the Sub-Adviser focuses on companies that enjoy a competitive advantage in the marketplace. The Sub-Adviser emphasizes companies in those sectors of the economy that are experiencing rapid growth.

Risks of Investing:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in emerging growth companies in the hope of earning above-average capital appreciation. The Fund's value will change with changes in the prices of the investments held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies who issued common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments. In addition, the Fund is subject to the risk that is principal market segment, small capitalization emerging growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The bar chart and table show the performance of the Fund for both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


                    1998           1999
                   ------        -------
                    35.7%        183.03%





        Best Quarter                 Worst Quarter
           76.17%                       -22.42%
         (12/31/99)                   (09/30/98)

        Average Annual Total Return (for Periods Ended December 31, 1999)

--------------------------------------------------------------------------------
                                           Emerging Growth Fund     Russell 2000
1 Year.................................          185.03%              21.26%(1)
--------------------------------------------------------------------------------
Since May 1, 1997(2)...................           87.87%              16.99%
--------------------------------------------------------------------------------
(1) The Russell 2000 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(2) Date of inception.

INVESTMENT SUMMARY:  SMALL CAP VALUE FUND
                    (formerly the Small Capitalization Fund)

Investment Adviser:

Independence Capital Management, Inc.

Sub-Adviser:

Royce & Associates, Inc.

Investment Objective:

The investment objective of the Fund is to seek capital appreciation.

Investment Strategy:

The Fund invests primarily in common stocks of small cap and micro-cap companies in an attempt to take advantage of what the sub-adviser believes are opportunistic situations for undervalued securities. Such opportunities may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset value or undervalued growth companies. The Fund will invest primarily in companies with a market capitalization of $1.5 billion or less.

Risks of Investing:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies who issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long-term, common stocks have shown greater potential for capital appreciation.

In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments. These risks are even greater for the micro-cap companies that the Fund owns. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

The Fund's ability to achieve its goal will depend largely on the Sub-Advisers skill in selecting the Fund's investments using its opportunistic approach. In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The bar chart and table show the performance of the Fund for both year-by-year and as an average over different periods of time. They represent the performance of the Fund's previous manager. Since May 1, 2000, Royce & Associates, Inc. has been responsible for the Fund's day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

                       1996     1997     1998     1999
                      ------   ------   ------   ------
                      19.76%   23.02%   -9.16%   -1.33%




        Best Quarter                 Worst Quarter
           14.35%                       -14.69%
         (12/31/98)                   (09/30/98)


        Average Annual Total Return (for Periods Ended December 31, 1999)


--------------------------------------------------------------------------------
                                        Small Cap Value Fund       Russell 2000
--------------------------------------------------------------------------------
1 Year.................................        -1.33%                21.26%(1)
--------------------------------------------------------------------------------
Since March 1, 1995(2).................         8.58%                16.61%
--------------------------------------------------------------------------------

(1) The Russell 2000 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(2) Date of Inception

INVESTMENT SUMMARY:  INTERNATIONAL EQUITY FUND

Investment Adviser:

Independence Capital Management, Inc.

Sub-Adviser:

Vontobel USA Inc.

Investment Objective:

The investment objective of the Fund is to achieve capital appreciation.

Investment Strategy:

The Fund invests primarily in common stocks of companies operating in the countries in Europe and the Pacific Basin that are generally considered to have developed markets. These include the eleven euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore. Using a bottom-up investment approach, focusing on individual stock selection, the Sub-Adviser invests in large- and medium-capitalization companies that have a long record of successful operations in their core business. Typically such companies occupy a leading position in their industry, have consistently generated free cash flow, and have achieved earnings growth through increasing market share and unit sales volumes. The Sub-Adviser's goal is to construct a portfolio of the best companies in the developed markets of Europe and the Pacific Basin without making any country bets. With approximately 80-100 issuers, the Fund also seeks to be well diversified in terms of industry exposure.

Risks of Investing:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies who issued the common stocks. In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country. The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. In certain markets, it may not be possible to hedge currency risk. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


     1993      1994      1995      1996      1997      1998      1999
    ------    ------    ------    ------    ------    ------    ------
    38.14%    -6.31%    13.80%    16.87%    10.41%    18.85%    45.78%

        Best Quarter                 Worst Quarter
           32.31%                       -14.90%
         (12/31/99)                    (9/30/98)


        Average Annual Total Return (for Periods Ended December 31, 1999)

--------------------------------------------------------------------------------
                               International Equity Fund     MSCI EAFE Index(1)
--------------------------------------------------------------------------------
1 Year.........................        45.78%                    26.96%
--------------------------------------------------------------------------------
5 Year ........................        20.53%                    12.83%
--------------------------------------------------------------------------------
Since November 2, 1992(2)......        18.42%                    14.56%
--------------------------------------------------------------------------------
(1) The Morgan Stanley Capital International EAFE Index is an unmanaged index that is a widely recognized benchmark of International Equity performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(2) Date of Inception.

ADDITIONAL INFORMATION

Temporary Investing: When a Fund's Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund, except for the Index 500 Fund, may invest without limit in money market instruments and other short-term fixed income securities. If they incorrectly predict the effects of these changes, such defensive investments may adversely affect Fund performance.

Portfolio Turnover: Consistent with their investment objectives, the Funds may sell securities without regard to the effect on portfolio turnover. A high rate of portfolio turnover may result in increased transaction costs.

MANAGEMENT

Investment Adviser

Independence Capital Management, Inc. Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. Penn Mutual and its subsidiaries currently have assets under management of over $10.5 billion. ICMI was organized in June 1989 and, in addition to serving as investment adviser to the Funds, also serves as investment adviser to corporate and pension fund accounts. Its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044. As of December 31, 1999, ICMI serves as investment adviser for over $1.9 billion of investment assets.

ICMI provides day-to-day portfolio management services for the Money Market, Limited Maturity Bond, Quality Bond, Growth and Income, and Growth Equity Funds.

Richardson T. Merriman, Senior Vice President of Independence Capital Management, Inc., manages the Growth and Income and Growth Equity Funds. He has served as portfolio manager of the Growth Equity Fund since 1995 and the Growth and Income Fund since its inception in May, 2000. Mr. Merriman is also President of The Pennsylvania Trust Company, a Penn Mutual subsidiary.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., manages the Money Market, Limited Maturity Bond and Quality Bond Funds. He has served as portfolio manager of the Money Market and Quality Bond Funds since November 1992 and the Limited Maturity Bond Fund since its inception in May, 2000. He served as Executive Vice President, ICMI, prior to becoming President. Mr. Sherman is Executive Vice President and Chief Investment Officer of Penn Mutual; prior to May 1996, he was Vice President, Fixed Income Portfolio Management, Penn Mutual.

In addition, ICMI provides investment management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Value, Emerging Growth and International Equity Funds through Sub-Advisers that are specially selected and qualified to manage the Funds.

Manager of Managers Structure. ICMI acts as "manager of manager" for the Funds. In this capacity, ICMI has hired sub-advisers to manage the assets of the High Yield Bond, Flexibly Managed, Large Cap Value, Index 500, Mid Cap Growth, Mid Cap Value, Emerging Growth, Small Cap Value and International Equity Funds. ICMI remains responsible for the performance of these Funds as it recommends hiring or changing sub-advisers to the Company's Board of Directors. Each Sub-Adviser makes investment decisions for the Fund it manages. ICMI over-sees the sub-advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style.

Shareholders of the High Yield Bond, Flexibly Managed, Growth and Income, Large Cap Value, Emerging Growth, Small Cap Value and International Equity Funds have authorized ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire and terminate sub-advisers without shareholder approval.

ICMI currently manages the assets of the Money Market, Quality Bond and Growth Equity Funds. While it has no present intention to do so, shareholders of these Funds have authorized ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire sub-advisers without shareholder approval.

Shareholders of the Limited Maturity Bond, Index 500, Mid Cap Growth and Mid Cap Value Funds may, in the future, be asked to approve a proposal authorizing ICMI subject to the supervision and approval of the Company's Board of Directors, to hire, terminate and replace sub-advisers without shareholder approval.

Sub-Advisers

T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. ( "Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds. As sub-adviser, Price Associates provides day-to-day portfolio management services to the Funds. Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 1999, Price Associates and its affiliates, managed more than $179 billion of assets for over eight million individual and institutional accounts.

Richard P. Howard, Vice President of Price Associates, has been primarily responsible for the day-to-day investment management of the Flexibly Managed Fund since 1989. During the past five years, he has served as a Vice President and an Equity Portfolio Manager of Price Associates.

Mark J. Vaselkiv, Vice President of Price Associates, has been primarily responsible for the day-to-day investment management of the High Yield Bond Fund since 1996. During the past five years, he has been a Vice President and a portfolio manager in the taxable bond department of Price Associates.

Putnam Investment Management, Inc. Putnam Investment Management, Inc. ("Putnam") is sub-adviser to the Large Cap Value Fund. As sub-adviser, Putnam provides investment management services to the Fund. Putnam is located at One Post Office Square, Boston, MA 02109. As of December 31, 1999, Putnam and its affiliates had approximately $391 billion in assets under management.

Deborah F. Kuenster is primarily responsible for the day-to-day portfolio management of the Large Cap Value Fund. Ms. Kuenster is Managing Director, Chief Investment Officer of the Large Cap Value Equities Group of Putnam and joined Putnam in 1997. Prior to joining Putnam, Ms. Kuenster was a Senior Portfolio Manager of DuPont Pension Fund Investment from 1989 to 1997. Ms. Kuenster has more than 20 years of investment experience and is a Chartered Financial Analyst.

Wells Capital Management Incorporated. Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund. As sub-adviser, Wells provides day-to-day portfolio management services to the Fund. Wells is located at 525 Market Street, 10th Floor, San Francisco, California 94105. As of December 31, 1999, Wells and its affiliates had approximately $71 billion in assets under management.

David D. Sylvester and Laurie R. White have primary responsibility for the day-to-day management of the Index 500 Fund. Mr. Sylvester is an Executive Vice President at Wells and has been affiliated with Wells or its affiliates since 1979. Ms. White has been a Managing Director at Wells and has been affiliated with Wells or its affiliates since 1991.

Turner Investment Partners, Inc. Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund. As sub-adviser, Turner provides investment management services to the Fund. Turner is located at 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312. As of December 31, 1999, Turner had approximately $5.6 billion in assets under management.

Chris McHugh, Bill McVail and Robert Turner are primarily responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Mr. McHugh is Senior Equity Fund Portfolio Manager of Turner and joined Turner in 1990. Mr. McVail is Senior Equity Portfolio Manager of Turner and joined Turner in 1998. Prior to 1998, Mr. McVail was Portfolio Manager at PNC Equity Advisors. Mr. Turner founded Turner in 1990 and serves as Turner's Chairman and Chief Investment Officer.

Neuberger Berman Management Inc. Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund. As sub-adviser, Neuberger Berman provides investment management services to the Fund. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York 10158. As of December 31, 1999, Neuberger Berman and its affiliates had approximately $54.4 billion in assets under management.

Robert I. Gendelman and S. Basu Mullick have primary responsibility for managing the Mid Cap Value Fund's assets. Messrs. Gendelman and Mullick are Vice Presidents of Neuberger Berman and are Managing Directors of Neuberger Berman, LLC. Mr. Gendelman has been a portfolio manager with Neuberger Berman since 1994. Mr. Mullick joined Neuberger Berman in 1998. Prior to joining Neuberger Berman, he was a portfolio manager of at ARK Asset Management Corporation from 1993 to 1998.

Royce & Associates, Inc. Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund. As sub-adviser, Royce provides investment management services to the Fund. Royce is located at 1414 Avenue of the Americas, New York, New York 10019. As of December 31, 1999, Royce had approximately $3 billion in assets under management.

Boniface A. Zaino has primary responsibility for the day-to-day investment management of the Fund. Mr. Zaino is a Managing Director and Senior Portfolio Manager at Royce. He has joined Royce in 1998 from Trust Company of the West where he was Group Managing director since 1984.

RS Investment Management , Inc. (formerly, Robertson Stephens Investment Management, Inc.) RS Investment Management, Inc. ("RSIM") is sub-adviser to the Emerging Growth Fund. As sub-adviser, RSIM provides day-to-day portfolio management services to the Fund. RSIM is located at 388 Market Street, San Francisco, CA 94111. As of December 31, 1999, RSIM managed more than $8.3 billion for individual and institutional clients.

James Callinan, Portfolio Manager of RSIM, is responsible for managing the Emerging Growth Fund. Mr. Callinan has more than ten years of investment research and management experience. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, and M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Chartered Financial Analyst.

Vontobel USA Inc. Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund. As sub-adviser, Vontobel provides day-to-day portfolio services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG, one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 450 Park Avenue, New York, New York 10022. As of December 31, 1999, Vontobel managed assets of over $2.1 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $44 billion under management.

Fabrizio Pierallini and Rajiv Jain are responsible for the day-to-day investment management of the International Equity Fund. Mr. Pierallinini is the Chief Investment Officer of and a Managing Director and Senior Vice President at Vontobel. Mr. Pierallini has more than 19 years of investment research and management experience. Mr. Pierallini joined Vontobel in April 1994 with responsibilities for managing international equities. Prior thereto, he served as Associate Director/Portfolio Manager, Swiss Bank Corporation, New York. Mr. Jain is a First Vice President of Vontobel and an Associate Portfolio Manager of the International Equity Fund. Mr. Jain has over nine years of experience. Mr. Jain joined Vontobel in November of 1994. Prior thereto, he served as an equity analyst with Swiss Bank Corporation, New York.

Expenses and Limitations

The Funds bear all expenses of its operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory fees, administrator's fee, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors' fees and expenses.

As explained below, the investment adviser, the investment sub-advisers and/or Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund. The expense limitations for the Funds are as follows:

--------------------------------------------------------------------------------
               Fund                              Expense Limitation
--------------------------------------------------------------------------------
Money Market                                         0.80%
--------------------------------------------------------------------------------
Limited Maturity Bond                                0.90%
--------------------------------------------------------------------------------
Quality Bond                                         0.90%
--------------------------------------------------------------------------------
High Yield Bond                                      0.90%
--------------------------------------------------------------------------------
Flexibly Managed                                     1.00%
--------------------------------------------------------------------------------
Growth and Income                                    1.00%
--------------------------------------------------------------------------------
Growth Equity                                        1.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Fund                              Expense Limitation
--------------------------------------------------------------------------------
Large Cap Value                                           1.00%
--------------------------------------------------------------------------------
Index 500                                                 0.40%*
--------------------------------------------------------------------------------
Mid Cap Growth                                            1.00%
--------------------------------------------------------------------------------
Mid Cap Value                                             1.00%
--------------------------------------------------------------------------------
Emerging Growth                                           1.15%
--------------------------------------------------------------------------------
Small Cap Value                                           1.15%
--------------------------------------------------------------------------------
International Equity                                      1.50%
--------------------------------------------------------------------------------
*Penn Mutual currently intends to voluntarily waive its fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.25%.

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed, High Yield Bond, and Emerging Growth Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Equity, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitation.

For the year ended December 31, 1999, the Funds paid ICMI a fee based on the average daily net assets of the Fund, at the following annual rate; Money Market
Fund: 0.40%; Quality Bond Fund: 0.45%; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.50%; Growth Equity Fund: 0.47%; Large Cap Value Fund: 0.50%; Emerging Growth Fund: 0.74%; Small Cap Value Fund: 0.50%; and International Equity Fund: 0.75%.

For providing investment management services to the Limited Maturity Bond, Growth and Income, Index 500 and Mid Cap Growth Funds, the Funds pay ICMI, on a monthly basis, a fee based on the average daily net assets of the Fund, at the following annual rate: Limited Maturity Bond Fund: 0.30%; Growth and Income
Fund: 0.50%; Index 500 Fund: 0.07%; and Mid Cap Growth Fund: 0.70%. For providing investment management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, a fee based on the average daily net assets of the Fund, at the following annual rate: 0.55% of the first $250 million; 0.525% of the next $250 million; 0.50% of the next $250 million; 0.475% of the next $250 million; and 0.425% of average daily net assets in excess of $1.5 billion.

ACCOUNT POLICIES

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

The Funds offer their shares only to Penn Mutual and PIA for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share ("NAV") next determined after receipt of the purchase order. NAV for one share is the value of that share's portion of all of the assets in the Portfolio. The Fund determines the net asset value for the Funds (except for the Money Market Fund) as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NAV of the Money Market Fund is calculated at Noon (Eastern Time) on each day that the NYSE is open.

How the Funds Calculate NAV

In calculating NAV, the Funds (except for the Money Market Portfolio) generally value their portfolio securities at their market price. If market prices are unavailable or the Funds think that they are unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these Funds' investments may change on days when you cannot purchase or sell Fund shares. The Money Market Portfolio values its assets by the amortized cost method, which approximates market value.

Dividends, Distributions and Taxes

Dividends and Distributions

The Funds distribute their investment income annually as dividends and make distributions of capital gains, if any, at least annually except for distributions from the Money Market Portfolio which will be made monthly.

Taxes

The Funds expect that they will not have to pay federal income taxes if they distribute annually all of their net investment income and net capital gains. The Funds will not be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE MONEY MARKET FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                Year ended December 31,
                                                                                -----------------------
                                                           1999          1998          1997           1996           1995
                                                        ---------     ---------     ---------      ---------       --------
Net asset value, beginning of year...............       $    1.00     $    1.00     $    1.00      $    1.00       $   1.00
                                                        ---------     ---------     ---------      ---------       --------
Income from investment operations:
----------------------------------
Net investment income............................          0.0456        0.0489        0.0503         0.0489         0.0538
                                                        ---------     ---------     ---------      ---------       --------
   Total from investment operations..............          0.0456        0.0489        0.0503         0.0489         0.0538
                                                        ---------     ---------     ---------      ---------       --------
Less dividends:
---------------
Dividends from net investment income.............         (0.0456)      (0.0489)      (0.0503)       (0.0489)       (0.0538)
                                                        ---------     ---------     ---------      ---------       --------
Total dividends..................................         (0.0456)      (0.0489)      (0.0503)       (0.0489)       (0.0538)
                                                        ---------     ---------     ---------      ---------       --------
Net asset value, end of year.....................       $    1.00     $    1.00     $    1.00      $    1.00       $   1.00
                                                        =========     =========     =========      =========       ========
   Total  return.................................           4.66%         5.00%         5.15%          5.00%          5.51%

Ratios/Supplemental data:
-------------------------
Net assets, end of year (in thousands)...........       $  86,581     $  53,626     $  37,476      $  34,501       $ 24,726
                                                        =========     =========     =========      =========       ========
Ratio of expenses to average net assets..........           0.72%         0.72%         0.70%          0.73%(a)       0.69%(a)
                                                        =========     =========     =========      =========       ========
Ratio of net investment income to average net assets        4.60%         4.88%         5.04%          4.88%(a)       5.37%(a)
                                                        =========     =========     =========      =========       ========

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .74% and .74%, and the ratios of net investment income to average net assets would have been 4.87% and 5.32% for the years ended December 31, 1996 and 1995, respectively.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE QUALITY BOND FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                    Year ended December 31,
                                                                                    -----------------------
                                                            1999         1998            1997         1996            1995
                                                          --------     -------         -------       -------        --------
Net asset value, beginning of year.....................   $  10.40     $ 10.20         $ 10.00       $ 10.24        $   9.04
                                                          --------     -------         -------       -------        --------
Income from investment operations:
----------------------------------
Net investment income..................................       0.54        0.51            0.60          0.66            0.61
Net realized and unrealized gain on investment
  transactions.........................................      (0.54)       0.53            0.20         (0.24)           1.21
                                                          --------     -------         -------       -------        --------
   Total from investment operations....................       0.00        1.04            0.80          0.42            1.82
                                                          --------     -------         -------       -------        --------
Less distributions:
-------------------
Dividend from net investment income....................       0.00       (0.51)          (0.60)        (0.66)          (0.61)
Distribution from net realized gain....................       0.00       (0.33)           0.00          0.00            0.00
Distribution in excess of net investment income........       0.00        0.00            0.00          0.00           (0.01)
                                                          --------     -------         -------       -------        --------
   Total distributions.................................       0.00       (0.84)          (0.60)        (0.66)          (0.62)
                                                          --------     -------         -------       -------        --------
Net asset value, end of year...........................   $  10.40     $ 10.40         $ 10.20       $ 10.00        $  10.24
                                                          ========     =======         =======       =======        ========
   Total return........................................      0.00%      10.17%           8.03%         4.14%          20.14%

Ratios/Supplemental data:
-------------------------
Net assets, end of year (in thousands).................   $ 55,975     $53,505         $40,077       $37,611        $ 38,048
                                                          ========     =======         =======       =======        ========
Ratio of expenses to average net assets................      0.77%       0.77%           0.75%         0.77%(a)        0.73%
                                                          ========     =======         =======       =======        ========
Ratio of net investment income to average net assets...      5.21%       5.26%           5.87%         6.03%(a)        6.20%
                                                          ========     =======         =======       =======        ========
Portfolio turnover rate................................     815.1%      477.2%          317.3%        107.6%          449.2%
                                                          ========     =======         =======       =======        ========

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .78% and .78%, and the ratio of net investment income to average net assets would have been 6.02% and 6.15%, for the years ended December 31, 1996 and 1995, respectively.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                Year ended December 31,
                                                                                -----------------------
                                                          1999           1998            1997            1996           1995
                                                        --------       --------        --------       --------        --------
Net asset value, beginning of year...................   $   9.19       $   9.52        $   8.91       $   8.44        $   7.94
                                                        --------       --------        --------       --------        --------
Income from investment operations:
----------------------------------
Net investment income................................       0.89           0.79            0.80           0.70            0.80
Net realized and unrealized gain (loss) on
  investment transactions............................      (0.50)         (0.33)           0.61           0.47            0.50
                                                        --------       --------        --------       --------        --------
   Total from investment operations .................       0.39           0.46            1.41           1.17            1.30
                                                        --------       --------        --------       --------        --------
Less distributions:
-------------------
Dividend from net investment income..................       0.00         (0.79)          (0.80)         (0.70)          (0.80)
Distribution in excess of net investment income......       0.00           0.00            0.00           0.00            0.00
                                                        --------       --------        --------       --------        --------
   Total distributions...............................       0.00         (0.79)          (0.80)         (0.70)          (0.80)
                                                        --------       --------        --------       --------        --------
Net asset value, end of year.........................   $   9.58       $   9.19        $   9.52       $   8.91        $   8.44
                                                        ========       ========        ========       ========        ========
   Total return......................................      4.24%          4.79%          15.78%         13.87%          16.41%

Ratios/Supplemental data:
-------------------------
Net assets, end of year (in thousands)...............   $ 69,928       $ 69,003        $ 59,138       $ 44,042        $ 36,442
                                                        ========       ========        ========       ========        ========
Ratio of expenses to average net assets..............      0.85%          0.82%           0.81%          0.84%           0.87%
                                                        ========       ========        ========       ========        ========
Ratio of net investment income to average net assets.      9.11%          8.30%           8.96%          8.14%           9.20%
                                                        ========       ========        ========       ========        ========
Portfolio turnover rate..............................      78.2%          82.7%          111.3%         118.5%           84.3%
                                                        ========       ========        ========       ========        ========

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                     Year ended December 31,
                                                                                     -----------------------
                                                                 1999          1998          1997         1996         1995
                                                               --------      --------      --------     --------     --------
Net asset value, beginning of year..........................   $  18.31      $  19.83      $  18.74     $  17.40     $  15.19

Income from investment operations:
----------------------------------
Net investment income.......................................       0.67          0.60          0.61         0.65         0.53
Net realized and unrealized gain on investment transactions.       0.64          0.61          2.33         2.19         2.86
                                                               --------      --------      --------     --------     --------
   Total from investment operations.........................       1.31          1.21          2.94         2.84         3.39
                                                               --------      --------      --------     --------     --------
Less distributions:
-------------------
Dividend from net investment income.........................       0.00        (0.60)        (0.61)       (0.65)       (0.53)
Distribution in excess of net investment income.............       0.00        (0.00)          0.00         0.00       (0.01)
Distribution from net realized gains........................       0.00        (2.13)        (1.24)       (0.85)       (0.64)
                                                               --------      --------      --------     --------     --------
   Total distributions .....................................       0.00        (2.73)        (1.85)       (1.50)       (1.18)
                                                               --------      --------      --------     --------     --------
Net asset value, end of year................................   $  19.62      $  18.31      $  19.83     $  18.74     $  17.40
                                                               ========      ========      ========     ========     ========
   Total return.............................................      7.15%         6.09%        15.65%       16.37%       22.28%

Ratios/Supplemental data:
-------------------------
Net assets, end of year (in thousands)......................   $482,856      $545,486      $516,139     $398,544     $266,556
                                                               ========      ========      ========     ========     ========
Ratio of expenses to average net assets.....................      0.76%         0.76%         0.76%        0.77%        0.79%
                                                               ========      ========      ========     ========     ========
Ratio of net investment income to average net assets........      3.25%         2.78%         3.10%        3.90%        3.45%
                                                               ========      ========      ========     ========     ========
Portfolio turnover rate.....................................      31.0%         48.0%         37.1%        32.9%        37.2%
                                                               ========      ========      ========     ========     ========

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE GROWTH EQUITY FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                     Year ended December 31,
                                                                                     ------------------------
                                                               1999        1998           1997         1996         1995
                                                            --------     --------      --------      --------     --------
Net asset value, beginning of year.......................   $  30.88     $  24.37      $  21.46      $  20.00     $  18.30
                                                            --------     --------      --------      --------     --------
Income from investment operations:
----------------------------------
Net investment income....................................     (0.05)         0.02          0.10          0.11         0.09
Net realized and unrealized gain (loss) on investment
  transactions...........................................      10.58        10.12          5.64          3.85         4.75
                                                            --------     --------      --------      --------     --------
   Total from investment operations......................      10.53        10.14          5.74          3.96         4.84
                                                            --------     --------      --------      --------     --------
Less distributions:
-------------------
Dividend from net investment income......................       0.00       (0.02)        (0.10)        (0.11)       (0.09)
Distribution from net realized gains.....................       0.00       (3.61)        (2.73)        (2.39)       (3.05)
                                                            --------     --------      --------      --------     --------
   Total distributions...................................       0.00       (3.63)        (2.83)        (2.50)       (3.14)
                                                            --------     --------      --------      --------     --------
Net asset value, end of year.............................   $  41.41     $  30.88      $  24.37      $  21.46     $  20.00
                                                            ========     ========      ========      ========     ========
   Total return..........................................     34.10%       41.67%        26.74%        19.76%       26.45%

Ratios/Supplemental data:
-------------------------
Net assets, end of year (in thousands)...................   $284,263     $195,692      $136,058      $106,039     $ 95,593
                                                            ========     ========      ========      ========     ========
Ratio of expenses to average net assets..................      0.73%        0.76%         0.77%         0.80%(a)     0.77%
                                                            ========     ========      ========      ========     ========
Ratio of net investment income  to average net assets....    (0.14%)        0.08%         0.39%         0.48%(a)     0.43%
                                                            ========     ========      ========      ========     ========
Portfolio turnover rate..................................     209.1%       161.3%        169.1%        177.1%       169.8%
                                                            ========     ========      ========      ========     ========

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .81% and .82%, and the ratio of net investment income to average net assets would have been .47% and .38%, for the years ended December 31, 1996 and 1995, respectively.
                                      -49-

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE LARGE CAP VALUE FUND*
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                             Year ended December 31,
                                                                             -----------------------
                                                              1999         1998        1997         1996          1995
                                                            --------     --------    --------     --------      --------
Net asset value, beginning of year.....................     $  22.39     $  22.55    $  19.32     $  16.28      $  12.67
                                                            --------     --------    --------     --------      --------
Income from investment operations:
----------------------------------
Net investment income..................................         0.21         0.31        0.29         0.22          0.25
Net realized and unrealized gain on investment
   transactions........................................       (0.39)         1.85        4.53         3.88          4.50
                                                            --------     --------    --------     --------      --------
   Total from investment operations....................       (0.18)         2.16        4.82         4.10          4.75
                                                            --------     --------    --------     --------      --------
Less distributions:
-------------------
Dividend from net investment income....................         0.00       (0.31)      (0.29)       (0.22)        (0.25)
Distribution from net realized gains...................         0.00       (2.01)      (1.30)       (0.84)        (0.89)
                                                            --------     --------    --------     --------      --------
   Total distributions.................................         0.00       (2.32)      (1.59)       (1.06)        (1.14)
                                                            --------     --------    --------     --------      --------
Net asset value, end of year...........................     $  22.21     $  22.39    $  22.55     $  19.32      $  16.28
                                                            ========     ========    ========     ========      ========
   Total return........................................      (0.80)%        9.59%      24.98%       25.19%        37.48%

Ratios/Supplemental data:
-------------------------
Net assets, end of year (in thousands).................     $290,937     $335,479    $302,960     $200,674      $127,260
                                                            ========     ========    ========     ========      ========
Ratio of expenses to average net assets................        0.76%        0.76%       0.76%        0.78%         0.80%
                                                            ========     ========    ========     ========      ========
Ratio of net investment income to average net assets...        0.88%        1.27%       1.43%        1.38%         1.71%
                                                            ========     ========    ========     ========      ========
Portfolio turnover rate................................        67.6%        24.0%       18.7%        25.0%         34.3%
                                                            ========     ========    ========     ========      ========

* Prior to May 1, 2000, the Large Cap Value Fund was the Value Equity Fund.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE EMERGING GROWTH FUND
The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                                                Period
                                                                                                                ended
                                                                                    Year ended December 31,  December 31,
                                                                                ---------------------------  ------------
                                                                                      1999         1998           1997
                                                                                    --------     ---------      ---------
Net asset value, beginning of period or year....................................    $  17.43     $   12.85      $   10.00
                                                                                    --------     ---------      ---------
Income from investment operations:
----------------------------------
Net investment loss.............................................................      (0.11)        (0.06)           0.00
Net realized and unrealized gain (loss)  on investment transactions.............       32.36          4.65           3.92
                                                                                    --------     ---------      ---------
   Total from investment operations.............................................       32.25          4.59           3.92
                                                                                    --------     ---------      ---------
Less distributions:
-------------------
Distribution from net realized gains............................................        0.00        (0.01)         (1.07)
                                                                                    --------     ---------      ---------
   Total distributions..........................................................        0.00        (0.01)         (1.07)
                                                                                    --------     ---------      ---------
Net asset value, end of period or year..........................................    $  49.68     $   17.43       $  12.85
                                                                                    ========     =========       ========
   Total return.................................................................     185.03%        35.70%         39.22%(c)

Ratios/Supplemental data:
-------------------------
Net assets, end of period or year (in thousands)................................    $183,413     $  38,664       $ 17,942
                                                                                    ========     =========       ========
Ratio of expenses to average net assets.........................................       1.04%         1.15%(b)       1.15%(a)(b)
                                                                                    ========     =========       ========
Ratio of net investment income  to average net assets...........................     (0.68)%       (0.66)%(b)     (0.73)%(a)(b)
                                                                                    ========     =========       ========
Portfolio turnover rate.........................................................      172.4%        240.9%         392.3%
                                                                                    ========     =========       ========

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been 1.21% and 1.41%, and the ratios of net investment loss to average net assets would have been (0.73)% and (0.99)%, respectively, for the periods ended December 31, 1998 and December 31, 1997.
(c) Not annualized.

 * For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE SMALL CAP VALUE FUND*
The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                               Year ended December 31,
                                                                               -----------------------
                                                               1999         1998        1997        1996         1995**
                                                              ------      -------      ------      ------       ------
Net asset value, beginning of period or year................ $ 12.81     $  14.43     $ 12.53     $ 10.96      $ 10.00
                                                              ------      -------      ------      ------       ------
Income from investment operations:
----------------------------------
Net investment income.......................................    0.08         0.08        0.07        0.07         0.09
Net realized and unrealized gain (loss) on investment
   transactions.............................................  (0.25)       (1.41)        2.81        2.09         1.19
                                                              ------      -------      ------      ------       ------
   Total from investment operations.........................  (0.17)       (1.33)        2.88        2.16         1.28
                                                              ------      -------      ------      ------       ------
Less distributions:
-------------------
Dividend from net investment income.........................    0.00       (0.08)      (0.07)      (0.07)       (0.09)
Distribution from net realized gains........................    0.00       (0.21)      (0.91)      (0.52)       (0.23)
                                                              ------      -------      ------      ------       ------
   Total distributions......................................    0.00       (0.29)      (0.98)      (0.59)       (0.32)
                                                              ------      -------      ------      ------       ------
Net asset value, end of period or year...................... $ 12.64     $  12.81     $ 14.43     $ 12.53      $ 10.96
                                                              ======      =======      ======      ======       ======
   Total return.............................................  1.33)%      (9.16)%      23.02%      19.76%       12.76%(b)

Ratios/Supplemental data:
-------------------------
Net assets, end of period or year (in thousands)............ $44,939     $ 43,635     $38,726     $16,134      $ 4,828
                                                              ======      =======      ======      ======       ======
Ratio of expenses to average net assets.....................   0.81%        0.82%       0.85%       0.99%(a)     1.00%(a)(c)
                                                              ======      =======      ======      ======       ======
Ratio of net investment income to average net assets........   0.65%        0.65%       0.66%       0.85%(a)     1.53%(a)(c)
                                                              ======      =======      ======      ======       ======
Portfolio turnover rate.....................................  102.8%        61.9%       71.1%       39.2%        64.3%
                                                              ======      =======      ======      ======       ======

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been 1.06% and 1.29%, and the ratios of net investment loss to average net assets would have been 0.78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.
(b) Not annualized.
(c) Annualized.
 * Prior to May 1, 2000, the Small Cap Value Fund was the Small Capitalization Fund.
** For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                Year ended December 31,
                                                                           -----------------------------------
                                                                1999         1998          1997          1996        1995
                                                              -------      -------       -------       -------      -------
Net asset value, beginning of year........................   $  18.37     $  16.13      $  15.61      $  14.47     $  13.01
                                                              -------      -------       -------       -------      -------
Income from investment operations:
----------------------------------
Net investment income.....................................       0.03         0.10          0.58          0.63         0.13
Net realized and unrealized gain (loss) on investment
  transactions and foreign related transaction............       8.38         2.93          1.04          1.81         1.67
                                                              -------      -------       -------       -------      -------
   Total from investment operations.......................       8.41         3.03          1.62          2.44         1.80
                                                              -------      -------       -------       -------      -------
Less distributions:
-------------------
Dividend from net investment income.......................       0.00       (0.10)        (0.53)        (0.56)       (0.12)
Distribution in excess of net investment income ..........       0.00       (0.08)          0.00        (0.74)       (0.22)
Distribution from net realized gains......................       0.00       (0.61)        (0.57)          0.00         0.00
                                                              -------      -------       -------       -------      -------
   Total distributions....................................       0.00       (0.79)        (1.10)        (1.30)       (0.34)
                                                              -------      -------       -------       -------      -------
Net asset value, end of year..............................   $  26.78     $  18.37      $  16.13      $  15.61     $  14.47
                                                              =======      =======       =======       =======      =======
   Total return...........................................     45.78%       18.85%        10.41%        16.87%       13.80%

Ratios/Supplemental data:
-------------------------
Net assets, end of year (in thousands)....................   $215,312     $153,822       129,638       104,418     $ 69,531
                                                              =======      =======       =======       =======      =======
Ratio of expenses to average net assets...................      1.08%        1.08%         1.13%         1.17%        1.23%
                                                              =======      =======       =======       =======      =======
Ratio of net investment income to average net assets......       .20%        0.45%         0.62%         0.66%        0.91%
                                                              =======      =======       =======       =======      =======
Portfolio turnover rate...................................      45.0%        43.5%         35.7%         54.8%        62.5%
                                                              =======      =======       =======       =======      =======

Statement of Additional Information

In addition to this Prospectus, Penn Series has a Statement of Additional Information ("SAI"), dated May 1, 2000, which contains additional, more detailed information about the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

Penn Series publishes annual and semi-annual reports containing additional information about each Fund's investments. In Penn Series' shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund's performance during that period.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at 1-800-523-0650.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); (2) On-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) By mail; you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. To aid you in obtaining this information, Penn Series' Investment Company Act registration number is 811-03459.

                       STATEMENT OF ADDITIONAL INFORMATION

                             PENN SERIES FUNDS, INC.

                                600 Dresher Road
                           Horsham, Pennsylvania 19044


Penn Series Funds, Inc. ("Penn Series") is a no-load mutual fund with fourteen separate investment portfolios (the "Funds").


                                MONEY MARKET FUND
                           LIMITED MATURITY BOND FUND
                                QUALITY BOND FUND
                              HIGH YIELD BOND FUND
                              FLEXIBLY MANAGED FUND
                             GROWTH AND INCOME FUND
                               GROWTH EQUITY FUND
                              LARGE CAP VALUE FUND
                                 INDEX 500 FUND
                               MID CAP GROWTH FUND
                               MID CAP VALUE FUND
                              EMERGING GROWTH FUND
                              SMALL CAP VALUE FUND
                            INTERNATIONAL EQUITY FUND






This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Penn Series prospectus dated May 1, 2000. A copy of the prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-548-1119.


      The date of this Statement of Additional Information is May 1, 2000.

                                TABLE OF CONTENTS

Penn Series ...............................................................   3

Investment Objectives......................................................   3

Investment Policies........................................................   4

Securities and Investment Techniques.......................................  11
         Investments in Debt Securities....................................  11
         Investments in Foreign Equity Securities..........................  14
         Investments in Smaller Companies..................................  14
         Foreign Currency Transactions.....................................  15
         Repurchase Agreements.............................................  16
         Lending of Portfolio Securities...................................  17
         Illiquid Securities...............................................  17
         Warrants .........................................................  17
         When-Issued Securities............................................  18
         The Quality Bond Fund's Policy Regarding Industry Concentration...  18
         Options  .........................................................  18
         Futures Contracts.................................................  19
         Investment Companies..............................................  20
         Loan Participations and Assignments...............................  20
         Trade Claims......................................................  21

Investment Restrictions....................................................  22
         Money Market Fund.................................................  22
         Limited Maturity Bond Fund........................................  23
         Quality Bond Fund ................................................  23
         High Yield Bond Fund..............................................  24
         Flexibly Managed Fund.............................................  26
         Growth and Income Fund............................................  27
         Growth Equity Fund................................................  27
         Large Cap Value Fund..............................................  28
         Index 500 Fund....................................................  29
         Mid Cap Growth Fund...............................................  30
         Mid Cap Value Fund ...............................................  30
         Emerging Growth Fund..............................................  31
         Small Cap Value Fund..............................................  32
         International Equity Fund.........................................  33

General Information........................................................  34
         Investment Advisory Services......................................  34
         Administrative and Corporate Services.............................  36
         Accounting Services...............................................  37
         Limitation on Fund Expenses.......................................  38
         Portfolio Transactions............................................  38
         Directors and Officers............................................  40
         Custodial Services................................................  41
         Independent Auditors..............................................  41
         Legal Matters.....................................................  41
         Net Asset Value of Shares.........................................  41
         Ownership of Shares...............................................  42
         Tax Status........................................................  43
         Voting Rights ....................................................  44

Performance Information....................................................  44
         Total Return......................................................  44

Ratings of Commercial Paper................................................  45

Ratings of Corporate Debt Securities.......................................  46

Financial Statements of Penn Series........................................  48

Report of Independent Auditors.............................................  48

--------------------------------------------------------------------------------
PENN SERIES

--------------------------------------------------------------------------------

         Penn Series is an open-end management investment company that offers shares of diversified portfolios for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Penn Series was established as a Maryland corporation pursuant to Articles of Incorporation dated April 21, 1982.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------

     The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved.

--------------------------------------------------------------------------------
Money Market Fund             preserve shareholder capital, maintain liquidity
                              and achieve the highest possible level of current income consistent therewith;

--------------------------------------------------------------------------------
Limited Maturity Bond Fund    highest available current income consistent with
                              liquidity and low risk to principal; total return is secondary;

--------------------------------------------------------------------------------
Quality Bond Fund             the highest income over the long term consistent
                              with the preservation of principal;

--------------------------------------------------------------------------------
High Yield Bond Fund          high current income;

--------------------------------------------------------------------------------
Flexibly Managed Fund         maximize total return (capital appreciation and
                              income);

--------------------------------------------------------------------------------
Growth and Income Fund        provide total return through a combination of
                              current income and capital appreciation;

--------------------------------------------------------------------------------
Growth Equity Fund            long-term growth of capital and increase of future
                              income;

--------------------------------------------------------------------------------
Large Cap Value Fund          maximize total return (capital appreciation and
                              income);

--------------------------------------------------------------------------------
Index 500 Fund                total return (capital appreciation and income)
                              which corresponds to that of the Standard & Poor's
                              Composite Index of 500 stocks;

--------------------------------------------------------------------------------
Mid Cap Growth Fund           maximize capital appreciation;

--------------------------------------------------------------------------------
Mid Cap Value Fund            growth of capital;

--------------------------------------------------------------------------------
Emerging Growth Fund          capital appreciation;

--------------------------------------------------------------------------------
Small Cap Value Fund          capital appreciation;

--------------------------------------------------------------------------------

International Equity Fund     capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT POLICIES

--------------------------------------------------------------------------------

     Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds. Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval. Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

--------------------------------------------------------------------------------
Money Market Fund

     Investment Program. The Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. and approved by the Penn Series Board of Directors. Such securities include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations;
(iv) Commercial Paper; (v) Short-Term Corporate Debt Securities; (vi) Canadian Government Securities, limited to 10% of the Fund's assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities;
(x) Foreign Securities--U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

     Portfolio Quality. The Fund will invest in U.S. dollar-denominated money market instruments determined by Independence Capital Management, under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk. This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy. In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than the greater of 1% of the Fund's total assets or $1,000,000 would be invested in securities of that issuer which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality); and (b) the Fund will not invest in a money market instrument if, as a result, more than 5% of the Fund's total assets would be invested in securities which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality).

--------------------------------------------------------------------------------
Limited Maturity Bond Fund

         The Fund invests in a diversified portfolio of short to intermediate term debt securities. The Fund will invest primarily in investment grade securities (e.g., AAA, AA, A or BBB by S&P) by at least one of the established rating agencies (S&P, Moody's, Duff & Phelps, Inc., Fitch Investors Service, Inc., or McCarthy, Crisanti & Maffei, Inc.) or, if not rated, are of equivalent investment quality as determined by the investment adviser. The Fund may also invest up to 10% of its net assets in "high yield" securities which are rated BB or B by S&P (or securities with a comparable rating by another established rating agency), and are sometimes referred to as "junk bonds." In normal times, at least 80% of the Fund's total assets will be invested in income producing securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations;
(ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes.

Without regard to the above described quality of investments, the Fund may invest up to 25% of the value of its total assets (not including cash) in convertible securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and preferred and common stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

--------------------------------------------------------------------------------
Quality Bond Fund

     The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities. Except as provided below, the Fund will only purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P) by at least one of the established rating agencies (S&P, Moody's, Duff & Phelps, Inc., Fitch Investors Service, Inc., or McCarthy, Crisanti & Maffei, Inc.) or, if not rated, are of equivalent investment quality as determined by the investment adviser. The Fund may also invest up to 10% of its net assets in securities rated BB or B by S&P (or securities with a comparable rating by another established rating agency), which are sometimes referred to as "junk bonds." In normal times, at least 80% of the Fund's total assets will be invested in income producing securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations;
(viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes. Without regard to the above described quality of investments, the Fund may invest up to 25% of the value of its total assets (not including cash) in Convertible Securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and Preferred and Common Stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

--------------------------------------------------------------------------------
High Yield Bond Fund

     The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called "junk" bonds, income-producing convertible securities and preferred stocks. The Fund seeks to invest its assets in securities rated Ba or lower by Moody's, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by the Sub-Adviser.

     Because high yield bonds involve greater risks than higher quality bonds, they are referred to as "junk bonds." The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody's or D by S&P, if, in the opinion of the Sub-Adviser, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation (see "Ratings of Corporate Debt Securities"). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody's or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

     Investments in the Fund's portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations;
(viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities--debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks--securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims; (xv) Deferrable Subordinate Securities and (xvi) Zero Coupon and Pay-in-Kind Bonds. Zero Coupon and Pay-in-Kind Bonds can be more volatile than coupon bonds. There is no limit on the Fund's investment in these securities. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

     Credit Analysis. Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund's investment objectives will be more dependent on the Sub-Adviser's credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody's or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

     The Sub-Adviser places primary significance on its own in-depth credit analysis and security research. The Fund's investments will be selected from an approved list of securities deemed appropriate for the Fund by the Sub-Adviser, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation's present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody's or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by the Sub-Adviser. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

     Maturity. The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the Sub-Adviser. The Fund's dollar weighted average maturity is expected to be in the 8 to 12 year range.

      Yield and Price. Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund's yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

      Deferrable Subordinated Securities. Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The High Yield Bond Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund's investment objective and program.

     Other Investments. The Fund may invest up to 20% of its total assets in dividend-paying preferred or common stocks (including up to 10% in warrants to purchase common stocks) that are considered by the Sub-Adviser to be consistent with the Fund's current income and capital appreciation investment objectives. In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes. There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies. Currency risk affects the Fund to the extent that it holds nondollar foreign bonds.

     Additional Risks of High Yield Investing. There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative with regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of interest rates. The Sub-Adviser carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions. High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund's Board of Directors, accurately reflects fair value. The judgment of the Penn Series Board of Directors plays a greater role in valuing high yield securities than is the case with respect to securities for which more objective market data are available.

     During 1999 the dollar weighted average ratings (computed monthly) of the debt obligations held by the Fund (excluding equities and reserves), expressed as a percentage of the Fund's total net investments, were as follows:


        Standard and Poor's Ratings        Percentage of Total Net Investments**
                   AAA                                     0.0
                   AA                                      0.0
                   A                                       0.1
                   BBB                                     2.4
                   BB                                     13.3
                   B                                      60.2
                   CCC                                     5.7
                   CC                                      0.1
                   C                                       0.0
                   D                                       0.1
                   Unrated*                                4.7

* T. Rowe Price Associates, Inc. has advised that in its view the unrated debt obligations were comparable in quality to debt obligations rated in the S&P categories as follows: AAA: 0.1%; BBB: 0.0%; BB: 0.1%; B: 3.5%; CCC: 0.9%;
    CC: 0.0%; C: 0.0%; D: 0.0%; Unrated: 4.7%.

**  Unaudited.

--------------------------------------------------------------------------------
Flexibly Managed Fund

      In addition to investing in common stocks, the Fund may invest in the following securities:

      o Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.

      o Corporate debt securities within the four highest credit categories assigned by established rating agencies, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as "junk bonds," if immediately after such investment the Fund would not have more than 15% of its total assets invested in such securities. The Fund's investment in all corporate debt securities will be limited to 35% of net assets. The Fund's convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities. Medium-quality investment grade bonds are regarded as having an adequate capacity to pay principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

      o Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions. The Fund's reserves will be invested in shares of internally managed fund of the Sub-Adviser or the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     If the Fund's position in money market securities maturing in one year or less equals 35% or more of the Fund's total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. The adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund's investments, the short maturity of money market instruments, and the Sub-Advisers' credit research.

--------------------------------------------------------------------------------
Growth and Income Fund

     The Fund will invest at least 65% of its assets in equity securities of U.S. issuers. The Fund will invest primarily in common stocks of issuers with above-average growth potential. The Fund may also invest in convertible securities, preferred stocks, foreign securities and ADRs. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
Growth Equity Fund

     Ordinarily, the Fund's assets will be invested primarily in common stocks, but the Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
Large Cap Value Fund

     Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity Fund.

     The Fund will invest at least 65% of its assets in equity securities of U.S. issuers. The Fund's assets will be invested primarily in common stocks of issuers that the Sub-Adviser believes are undervalued. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund may invest an unlimited amount in foreign securities. Generally, the Fund will not invest more than 20% of its assets in foreign securities. The Fund's holdings are generally listed on a national securities exchange. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
Index 500 Fund

     The Fund seeks to replicate the return of the S&P 500 Index, which is comprised of approximately 500 securities selected by Standards & Poor's (most of which are common stocks listed on the New York Stock Exchange). The Fund will normally invest in all of the stocks and other securities which comprise the S&P 500 Index. The Fund's policy is to be substantially invested in common stocks included in the S&P 500 Index, and it is expected that cash reserves items held to accommodate shareholder transactions would be hedged with S&P 500 Index Futures. Over time, the correlation between the performance of the Fund and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increasing or decreasing in exact proportion to changes in the S&P 500 Index.

--------------------------------------------------------------------------------
Mid Cap Growth Fund

     The Fund will invest at least 65% of the value of its total assets in a diversified portfolio of equity securities of U.S. issuers. The Fund will primarily invest in common stocks of issuers, that have market capitalizations between $1 billion and $10 billion at the time of purchase that the Sub-Adviser believes to have strong earnings growth potential. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, ADRs and foreign securities. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the Sub-Adviser). In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
Mid Cap Value Fund

     The Fund will invest at least 65% of the value of its assets in equity securities of U.S. issuers. The Fund will primarily invest in common stocks issued by medium capitalization companies. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs. The Fund will invest primarily in a diversified portfolio of common stocks of issuers that have market capitalizations between $1 billion and $8 billion that the Sub-Adviser believes to be undervalued relative to the stock market. The Sub-Adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
Emerging Growth Fund

      The Fund will invest primarily in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objective. The Fund may also invest in bonds rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds"), but presently does not expect such investments in any such bonds to exceed 5% of the Fund's assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.

--------------------------------------------------------------------------------
Small Cap Value Fund

     Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.

     The Fund will invest at least 65% of its assets in common stocks and convertible securities. The Fund will primarily invest in companies with less than $1.5 billion in market capitalization. The Sub-Adviser may also invest in companies with market capitalizations above $1.5 billion, non-convertible preferred stocks and debt securities. The Fund uses a "value" method in managing the Fund's assets, by identifying and investing in securities of companies which the Fund believes are trading significantly below its estimate of the company's current worth, with the expectation that the market price of its securities should increase over a three- to five-year period. In addition, the Fund may invest in short-term fixed income securities for temporary defensive purposes. The Fund may invest up to 5% of its total assets in warrants, rights or options. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
International Equity Fund

     Under normal circumstances the Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The Fund intends to diversify investment broadly among countries and to invest in the securities of companies in not less than three different countries, in addition to the United States.

     The Fund may not always purchase securities on the principal market. For example, American Depository Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depository Receipts ("EDRs"), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security. Unlike ADRs, EDRs are issued in bearer form. For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

     The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard and Poor's Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be "investment grade" issues (in the judgment of the Sub-Adviser) based on available information.

     The Fund may invest in securities which may be considered to be "thinly-traded" if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

      Additional Risk Considerations. Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the

United States). A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the Sub-Adviser.


--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

--------------------------------------------------------------------------------
Investments in Debt Securities

      Debt securities in which one or more of the Funds may invest in include those described below.

      U.S. Government Obligations. The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

      U.S. Government Agency Securities. The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by Fannie Mae, the Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and the remainder are supported only by the credit of the instrumentality.

      Long-Term, Medium to Lower Quality Corporate Debt Securities. The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 8 and 12 years. This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, are of equivalent quality as determined by the Fund 's investment adviser. Other Funds may invest limited amounts in medium to lower quality corporate debt securities in accordance with their stated investment policies. The Flexibly Managed Fund may invest up to 15% of its assets in lower quality corporate debt.

      Investment Grade Corporate Debt Securities. The Limited Maturity Bond and Quality Bond Funds will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor's) or, if not rated, are of equivalent quality as determined by the Fund's investment adviser, Independence Capital Management, Inc. ("ICMI").

      Bank Obligations. The Funds may invest in certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

      No Fund will invest in any security issued by a commercial bank unless:
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

      Commercial Paper. The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.

     Canadian Government Securities. The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars. The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

     Savings and Loan Obligations. The Limited Maturity Bond, Quality Bond, High Yield Bond, and Money Market Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

     No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 10% of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

     Municipal Obligations. The Limited Maturity Bond, Quality Bond and Large Cap Value Funds may invest in Municipal Obligations that meet the Fund's quality standards. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.

     To the extent a Fund's assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

     Foreign Debt Securities. Subject to the particular Fund's quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar--denominated fixed-income securities principally traded in financial markets outside the United States.

      The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody's Investor Services, Inc. or BBB or higher by Standard and Poor's Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. The Large Cap Value Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

     The Emerging Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

     For information on risks involved in investing in foreign securities, see information on "Investments in Foreign Equity Securities" below.

     Prime Money Market Securities Defined. Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies' debt securities or affiliates' debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor's, AAA or Prime-1 by Moody's, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor's, Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor's, Moody's, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor's, Moody's, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor's, Moody's, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

     Collateralized Mortgage Obligations. The Limited Maturity Bond, Quality Bond and High Yield Bond Funds may invest in collateralized mortgage obligations ("CMS"). CMS are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMS on the same schedule as they are received, although certain classes of CMS have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMS in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMS may also be less marketable than other securities.

     Asset-Backed Securities. The Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass through certificates" or "collateralized obligations."

     "Pass through certificates" are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

      Zero Coupon and Pay-in-Kind Bonds. The High Yield Bond and Flexibly Managed Funds may invest in zero coupon and pay-in-kind bonds. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

     Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIK's, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

     For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

     Convertible Securities. The Funds may invest in debt securities or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have developed which combine higher or lower current income with options and other features.

--------------------------------------------------------------------------------
Investments in Foreign Equity Securities

     The Growth and Income, Growth Equity, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Value, Emerging Growth and Flexibly Managed Funds may invest in the equity securities of foreign issuers, subject to the following limitations based upon the total assets of each Fund: Growth and Income - 30%, Growth Equity - 30%; Large Cap Value - 25%; Small Cap Value Fund - 15%; Mid Cap Growth Fund -25%; Mid Cap Value Fund - 25%; Emerging Growth Fund - 10%; and Flexibly Managed Fund - 25%. The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments. Because these Funds may invest in foreign securities, selection of these Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).

--------------------------------------------------------------------------------
Investments in Smaller Companies

     The Small Cap Value and Emerging Growth Funds may invest a substantial portion of their assets in securities issued by smaller companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

--------------------------------------------------------------------------------
Foreign Currency Transactions

         As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis ("forward contracts"), enter into foreign currency futures and options on futures contracts ("forex futures") and foreign currency options ("forex options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund's investments.

         Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex futures traded in the United States are traded on regulated futures exchanges. A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits. Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. Forex futures and forex options will be used only to hedge against anticipated future changes in exchange rates that might otherwise adversely affect the value of the Fund's securities or adversely affect the prices of the securities the Fund intends to purchase at a later date.

         The Funds may enter into forward foreign contracts only under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the adviser or sub-adviser to one of these Funds believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The International Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts. The Growth and Income Fund, Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Emerging Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The Funds will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Fund's custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

      At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     It also should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

     Although the International Equity Fund, Growth and Income, Growth Equity Fund, Large Cap Value Fund, Small Cap Value Fund, Mid Cap Growth, Mid Cap Equity, Emerging Growth Fund, Flexibly Managed Fund and High Yield Bond Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

--------------------------------------------------------------------------------
Repurchase Agreements

      Each Fund, other than the Growth Equity Fund, may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. A Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of its total assets would then be invested in such repurchase agreements. The Limited Maturity Bond and Quality Bond Funds will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (AAA, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by Standard & Poor's), or, if not rated, of equivalent investment quality as determined by the investment adviser. With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser. In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940. In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

--------------------------------------------------------------------------------
Lending of Portfolio Securities

     For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy for all the Funds. Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities on five business days' notice. No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

--------------------------------------------------------------------------------
Illiquid Securities

     Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.

     The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund's treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid. If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

--------------------------------------------------------------------------------
Warrants

     The Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds may, consistent with their investment objectives and policies invest an unlimited amount in warrants. The Flexibly Managed and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund's net assets would be invested in warrants. The Large Cap Value, Small Cap Value, Emerging Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund's assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

--------------------------------------------------------------------------------
When-Issued Securities

     The Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth and Income, Large Cap Value, Index 500, Mid Cap Growth, Mid Cap Value, Emerging Growth, Small Cap Value and International Equity Funds may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The advisers do not believe that the net asset value or income of the Funds will be adversely affected by the respective Fund's purchase of securities on a when-issued basis. The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

--------------------------------------------------------------------------------
The Quality Bond Fund's Policy Regarding Industry Concentration

     When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industries, the Quality Bond Fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in Independence Capital Management's judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund's investment objective. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, Independence Capital Management believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Independence Capital Management believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund's practice of diversifying its investments in other respects. The Quality Bond Fund's policy with respect to industry concentration is a fundamental policy. See INVESTMENT RESTRICTIONS below.

--------------------------------------------------------------------------------
Options

     Each Fund, other than the Money Market Fund, may write covered call (except for Small Cap Value Fund) and buy put options on its portfolio securities and purchase call or put options on securities indices. The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund's total assets. Such options may be exchange-traded or dealer options. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

     A Fund will write call options only if they are "covered." This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities.

   Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.

     There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

--------------------------------------------------------------------------------
Futures Contracts

     Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable). Each Fund will limit its use of futures contracts so that: (i) no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options and (ii) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts. Such futures contracts would not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments or to provide an efficient means of regulating its exposure to the market. To enter into a futures contract, a Fund must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Initial margin on futures contracts is in the nature of a performance bond or good faith deposit. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying index or instrument fluctuates, making the long and short positions in the futures contracts more or less valuable.

     Successful use of futures by a Fund is subject, first, to the investment adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

     Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged. A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser's or sub-adviser's judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities. The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets. To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase. Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.

     A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets. The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets. In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

     The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

--------------------------------------------------------------------------------
Investment Companies

     Each Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The International Equity Fund may invest in securities of mutual funds that invest in foreign securities. Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. The High Yield and Flexibly Managed Funds may invest cash reserves in shares of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses.

--------------------------------------------------------------------------------
Loan Participations and Assignments

     The High Yield Bond Fund may invest in loan participations and assignments (collectively "participations"). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

     The loan participations in which the High Yield Bond Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

     Because the High Yield Bond Fund is allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

There is not a recognizable, liquid public market for the loan participations. Hence, the High Yield Bond Fund would consider loan participations as illiquid securities and subject them to the Fund's restriction on investing no more than 10% of assets in securities for which there is no readily available market. The Fund would initially impose a limit of no more than 5% of total assets in illiquid loan participations.

     Where required by applicable SEC positions, the Fund will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

     Various service fees received by the High Yield Bond Fund from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

--------------------------------------------------------------------------------
Trade Claims

     The High Yield Bond Fund may invest up to 5% of its total assets in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

     Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

     Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

     As noted above, investing in trade claims does carry some unique risks which include:

     Establishing the Amount of the Claim. Frequently, the supplier's estimate of its receivable will differ from the customer's estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

     Defenses to Claims. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefitted the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

     Documentation/Indemnification. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller's credit.

     Volatile Pricing Due to Illiquid Market. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. All trade claims would be considered illiquid investments.

     No Current Yield/Ultimate Recovery. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

     Tax Issue. Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered "non-qualifying" under the Internal Revenue Code. The High Yield Bond Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

     Except as otherwise specified, the investment restrictions described below have been adopted as fundamental policies of the fourteen respective Funds. Fundamental policies may not be changed without the approval of the lesser of:
(1) 67% of a Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by Penn Series' Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrows by, a Fund.

--------------------------------------------------------------------------------
Money Market Fund

     Investment restrictions (1) through (4), (6), (8) through (12), and (16) described below have been adopted by the Money Market Fund and are fundamental policies, except as otherwise indicated. Restrictions (5), (7), and (13) through
(15) are operating policies subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers' acceptances; (d) Unseasoned Issuers. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Equity Securities. Purchase any common stocks or other equity securities, or securities convertible into equity securities; (3) Restricted or Illiquid Securities. Purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 10% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations; (4) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (5) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (6) Commodities. Purchase or sell commodities or commodity contracts; (7) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (8) Purchases on Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (9) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) Borrowing. Borrow money, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; (11) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; (12) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions;
(13) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (14) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof; or (15) Senior Securities. Issue any class of securities senior to any other class of securities.

--------------------------------------------------------------------------------
Limited Maturity Bond Fund

     Investment restrictions (1) through (9) have been adopted by the Limited Maturity Bond Fund as fundamental policies.

     The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
(8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
Quality Bond Fund

     Investment restrictions (1), (2), (4) through (9), (14) and (15) have been adopted by the Quality Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3) and (10) through (13) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase a security if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities; (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances (see The Quality Bond Fund's Policy Regarding Industry Concentration above), but this limitation does not apply to bank certificates of deposit; (d) Unseasoned Issuers. More than 5% of the value of the

Fund's total assets would be invested in the securities (taken at cost) of issuers which at the time of purchase had been in operation less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of the issuer) and in equity securities which are not readily marketable for reasons other than restrictions against sale to the public without registration under the Securities Act of 1933; (e) Restricted Securities. More than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale; or (f) Warrants. More than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; (2) Real Estate. Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate); (3) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) Commodities. Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts, subject to (15) below; (5) Short Sales and Purchases on Margin. Purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to (15) below; (6) Loans. Make loans (although it may acquire publicly-distributed bonds, debentures, notes, and other debt securities, may enter into repurchase agreements, may lend portfolio securities, and may purchase debt securities at private placement within the limits imposed above on the acquisition of restricted securities); (7) Borrowing. Borrow money, except the Fund may (i) borrow money for temporary administrative purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%, and (ii) enter into interest rate futures contracts; (8) Mortgaging. Mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrows where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund's assets taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions, and (ii) interest rate futures contracts; (9) Underwriting. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933 upon the disposition of certain portfolio securities acquired within the limitations of restriction (e) above; (10) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (11) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (12) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options; (13) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (14) Senior Securities. Issue any class of securities senior to any other class of securities; or (15) Futures Contracts. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
High Yield Bond Fund

     Investment restrictions (1), (2), (4), (6), (8) through (12), and (15) through (16) have been adopted by the High Yield Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3), (5), (7), (13) through (14), and (17) through (18) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) Equity Securities. Invest more than 20% of the Fund's total assets in common stocks (including up to 10% in warrants); (3) Restricted or Illiquid Securities. Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations; (4) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business);
(5) Investment Companies. Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 or (ii) securities of the Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (6) Commodities. Purchase or sell commodities or commodity contracts, except that it may enter into interest rate futures contracts, subject to (17) below; (7) Oil and Gas Programs. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund's total assets would be invested in such programs; (8) Purchases on Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to (17) below; (9) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (10) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; the Fund may enter into interest rate futures contracts as set forth in (17) below; (11) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into interest rate futures contracts; (12) Underwriting. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (13) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (14) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information; (15) Senior Securities. Issue any class of securities senior to any other class of securities; (16) Futures Contracts. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon; (17) Purchases when Borrows Outstanding. Purchase additional securities when money borrowed exceeds 5% of the Fund's total assets; (18) Short Sales. Effect short sales of securities; or (19) Warrants. Invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

--------------------------------------------------------------------------------
Flexibly Managed Fund

     Investment restrictions (1), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the Flexibly Managed Fund, except as otherwise indicated. Restrictions (2), (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. With respect to 75% of the Fund's total assets, more than 5% of the value of the

Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) Restricted or Illiquid Securities. Purchase a security if, as a result, more than 15% of the value of the Fund's net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations; (3) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder, or (ii) securities of the Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to
(14) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income. The Fund may enter into futures contracts as set forth in
(14) below; (10) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities;
(12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
Growth and Income Fund

     Investment restrictions (1) through (9) have been adopted by the Growth and Income Fund as fundamental policies.

     The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
Growth Equity Fund

     Investment restrictions (1) through (14) and (20) through (22) described below have been adopted by the Growth Equity Fund and are fundamental policies, except as otherwise indicated. Restrictions (15) through (19) are operating policies which are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) Percent Limit on Assets Invested in Any One Issuer. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except for securities issued or guaranteed by the U.S. Government; (2) Percent Limit on Share Ownership of Any One Issue. Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding securities of any class of any issuer; (3) Unseasoned Issuers. Purchase the securities of any issuer engaged in continuous operation for less than three years; (4) Industry Concentration. Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry; (5) Real Estate. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate; (6) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (22) below; (7) Investment Companies. Acquire the securities of any investment company, except securities purchased in regular transactions in the open market or acquired pursuant to a plan of merger or consolidation (to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder); (8) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to (22) below; (9) Loans. Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (22) below; (11) Underwriting. Act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon disposition of certain securities;
(12) Securities of Adviser. Purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director; (13) Allocation of Principal Business to Officers and Directors. Deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities; (14) Allocation of Brokerage Business to Adviser. Pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser; (15) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (16) Restricted and Illiquid Securities. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933, or are otherwise illiquid or not readily marketable;
(17) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options; (18) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (19) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (20) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Growth Equity Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (21) Senior Securities. Issue any class of securities senior to any other class of securities; or (22) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
Large Cap Value Fund

     Investment restrictions (1), (2), (3), (5), (7) through (11), (14), and
(15) are fundamental policies of the Large Cap Value Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (d) Unseasoned Issuers. More than 5% of the value of the Large Cap Value Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable; (3) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (15) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrows will reduce net investment income; the Fund may also enter into futures contracts as set forth in (15) below; (10) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers and directors of Penn Series, and of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (14) Senior Securities. Issue any class of securities senior to any other class of securities; or (15) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
Index 500 Fund

         Investment restrictions (1) through (9) have been adopted by the Index 500 Fund as fundamental policies.

         The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
(8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
Mid Cap Growth Fund

         Investment restrictions (1) through (9) have been adopted by the Mid Cap Growth Fund as fundamental policies.

         The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
(8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
Mid Cap Value Fund

         Investment restrictions (1) through (9) have been adopted by the Mid Cap Value Fund Bond Fund as fundamental policies.

         The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
Emerging Growth Fund

     Investment restrictions (1) through (9) are fundamental policies of the Emerging Growth Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) Diversification. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) Industry Concentration. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) Real Estate. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) Commodities. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) Purchases on Margin. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) Senior Securities. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Ownership of Portfolio Securities by Officers and Directors. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) Oil and Gas Programs. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) Short Sales. Effect short sales of securities, except short sales "against the box;" (15) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements), financial options and other hedging activities.

--------------------------------------------------------------------------------
Small Cap Value Fund

     Investment restrictions (1) through (9) are fundamental policies of the Small Cap Value Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) Diversification. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) Industry Concentration. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) Real Estate. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) Commodities. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) Purchases on Margin. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) Senior Securities. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Ownership of Portfolio Securities by Officers and Directors. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) Oil and Gas Programs. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) Short Sales. Effect short sales of securities, except short sales "against the box;" (15) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements), financial options and other hedging activities.

--------------------------------------------------------------------------------
International Equity Fund

     Investment restrictions (1), (2), (3), (5), (7) through (11), (14), and
(15) are fundamental policies of the International Equity Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (d) Unseasoned Issuers. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, except that it may enter into futures contracts subject to (15) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (15) below; (10) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers and directors of Penn Series, and of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (14) Senior Securities. Issue any class of securities senior to any other class of securities; or (15) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

     In addition to the restrictions set forth above each Fund may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

     Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

     In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940. See "Investment Policies -- Money Market Fund" above for certain of the restrictions contained in the Rule.

--------------------------------------------------------------------------------
GENERAL INFORMATION

--------------------------------------------------------------------------------

Investment Advisory Services

     Independence Capital Management, Inc. Independence Capital Management, Inc. ("ICMI") serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Money Market, Limited Maturity Bond, Quality Bond, Growth and Income and Growth Equity Funds. See "INVESTMENT ADVISER" in the prospectus for information regarding ICMI and investment advisory and management services provided to the Funds by ICMI.

     The Money Market, Limited Maturity Bond, Quality Bond, Growth and Income and Growth Equity Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates: Money Market Fund, 0.20%; Limited Maturity Bond Fund, 0.30%; Quality Bond Fund, 0.35%; Growth and Income Fund, 0.50%; and Growth Equity Fund, 0.65%. The advisory fees for the Money Market, Quality Bond, and Growth Equity Funds will be reduced by 0.05% with respect to average daily net assets in excess of $100,000,000.

     For providing investment advisory and management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Index 500, Mid Cap Growth, Small Cap Value, and International Equity Funds, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates: High Yield Bond, 0.50%; Flexibly Managed, 0.60%; Large Cap Value, 0.60%; Index 500, 0.07%, Mid Cap Growth, 0.70%; Small Cap Value, 0.85%; and International Equity Fund, 0.85%.

     For providing investment advisory and management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next
$250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000;
and 0.425% of average daily net assets in excess of $1,500,000,000.

     For providing investment advisory and management services to the Emerging Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

     Wells Capital Management Incorporated. Wells Capital Management Incorporated ("Wells") serves as sub-adviser to the Index 500 Fund and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Index 500 Fund, ICMI pays Wells, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.07% of the first $100,000,000 of average daily net assets and 0.03% of average daily net assets in excess of $100,000,000.

     Turner Investment Partners, Inc. Turner Investment Partners, Inc. ("Turner") serves as sub-adviser to the Mid Cap Growth Fund and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Mid Cap Growth Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.50%.

     Neuberger Berman Management, Inc. Neuberger Berman Management, Inc. ("Neuberger Berman") serves as sub-adviser to the Mid Cap Value Fund and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory service to the Mid Cap Value Fund, ICMI pays

Neuberger Berman, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.43%.

         Putnam Investment Management, Inc. ("Putnam") serves as sub-adviser to the Large Cap Value Fund and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Large Cap Value Fund, ICMI pays Putnam, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.475% of the first $150,000,000 of average daily net assets; 0.425% of the next $150,000,000 of average daily net assets; and 0.35% of average daily net assets of the Fund in excess of $300,000,000.

         Royce Associates, Inc. Royce Associates Inc.("Royce") serves as sub-adviser to the Small Cap Value Fund and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory service to the Small Cap Value Fund, ICMI pays Royce, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.70% of the first $25,000,000 of average daily net assets; 0.65% with respect to the next $75,000,000 of average daily net assets; and 0.60% of average daily net assets in excess of $100,000,000.

         T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. ("Price Associates") serves as sub-adviser to the Flexibly Managed and High Yield Bond Funds and performs day-to-day investment management services for the Funds. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Flexibly Managed and High Yield Bond Funds, ICMI pays Price Associates, on a monthly basis, fees based on the average daily net assets of each Fund. The fees are paid at the following rates: 0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $500,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time as the combined total average daily net assets of the two Funds exceed $750,000,000.

         Vontobel USA Inc. Vontobel USA Inc. ("Vontobel") serves as subadviser to the International Equity Fund and performs the day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the International Equity Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the annual rate of 0.50%.

         RS Investment Management, Inc. RS Investment Management, Inc. (formerly "Robertson Stephens Investment Management, Inc.") ("RSIM") serves as sub-adviser to the Emerging Growth Fund and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. ICMI pays RSIM, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund. The sub-advisory fee is paid at the following rates: (i) 0.70% of the first $25,000,000 of average daily net assets of the Fund; (ii) 0.65% of the next $25,000,000 of average daily net assets of the Fund; and (iii) 0.60% of average daily net assets of the Fund in excess of $50,000,000.

     In the years 1999, 1998, and 1997, the Funds paid advisory fees to each Fund's investment adviser as set forth in the following table.


        Fund                                          1999                        1998                      1997
-------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                  $  263,557                $    181,722                  $   148,226
-------------------------------------------------------------------------------------------------------------------------
Quality Bond Fund                                     251,361                     206,065                      164,758
-------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                                  355,521                     326,267(2)                   254,474
-------------------------------------------------------------------------------------------------------------------------
Flexibly Managed Fund                               2,531,597                   2,719,881(3)                 2,310,427
-------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                                  1,076,233                     753,060                      600,772
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                                1,591,815                   1,651,501(4)                 1,279,429
-------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund(1)                               623,468                     208,963(5)                    50,608(8)
-------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                  214,871                     210,456(6)                   137,566
-------------------------------------------------------------------------------------------------------------------------
International Equity Fund                           1,234,994                   1,071,377(7)                   912,368
-------------------------------------------------------------------------------------------------------------------------

------------------
(1)  The Emerging Growth Fund commenced operations on May 1, 1997.
(2) For the period from January 1, 1998 to April 30, 1998, the High Yield Bond Fund paid $102,744 to Price Associates. For the period from May 1, 1998 to December 31, 1998, the High Yield Bond Fund paid $223,523 to ICMI. For the period from May 1, 1998 to December 31, 1998, ICMI paid subadvisory fees of $197,064 to Price Associates.
(3) For the period January 1, 1998 to April 30, 1998, the Flexibly Managed Fund paid $887,116 to Price Associates. For the period from May 1, 1998 to December 31, 1998, the Flexibly Managed Fund paid $1,832,765 to ICMI. For the period from May 1, 1998 to December 31, 1998, ICMI paid subadvisory fees of $1,615,755 to Price Associates.
(4) For the period from January 1, 1998 to April 30, 1998, the Large Cap Value Fund paid $534,722 to OpCap Advisors. For the period from May 1, 1998 to December 31, 1998, the Large Cap Value Fund paid $1,116,779 to ICMI. For the period from May 1, 1998 to December 31, 1998, ICMI paid subadvisory fees of $759,501 to OpCap.
(5) For the period ended December 31, 1998, ICMI paid subadvisory fees of $175,491 to R.S. Investment Management.
(6) For the period from January 1, 1998 to April 30, 1998, the Small Cap Value Fund paid $69,824 to OpCap. For the period from May 1, 1998 to December 31, 1998, the Small Cap Value Fund paid $140,632 to ICMI. For the period from May 1, 1998 to December 31, 1998, ICMI paid subadvisory fees of $95,631 to OpCap.
(7) For the period from January 1, 1998 to April 30, 1998, the International Equity Fund paid $342,141 to Vontobel. For the period from May 1, 1998 to December 31, 1998, the International Equity Fund paid $729,236 to ICMI. For the period from May 1, 1998 to December 31, 1998, ICMI paid subadvisory fees of $486,157 to Vontobel.
(8) For the eight months ended December 31, 1997, ICMI paid subadvisory fees to RSIM in the amount of $45,346.

     In 1999, High Yield Bond, Flexibly Managed, Large Cap Value, Emerging Growth, Small Cap Value and International Funds paid subadvisory fees of $315,214, $2,244,480, $1,087,228, $539,665, $146,784 and $823,329, respectively.

     In 1998, the advisory fee paid by the Emerging Growth Fund is after a voluntary fee waiver of $8,604. In 1997, the advisory fee paid by the Emerging Growth Fund is after a voluntary fee waiver of $9,862.

     In 1998, ICMI paid subadvisory fees to OpCap, Price Associates, Vontobel and RSIM in the amounts of $855,132, $1,812,839, $486,157, and $175,491 respectively. For the eight months ended December 31, 1997, ICMI paid subadvisory fees to RSIM in the amount of $45,346.

     The Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds were not in existence during the fiscal years ended December 31, 1999, 1998 or 1997.

--------------------------------------------------------------------------------
Administrative and Corporate Services

     Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund's average daily net assets. The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series' affairs, except those that are required to be maintained by Penn Series' investment adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series' federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series' custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series' Board of Directors may require in connection with its oversight of Penn Series' investment adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series' various investment portfolios; (e) the organization of all meetings of Penn Series' Board of Directors; (f) the organization of all meetings of Penn Series' shareholders; (g) the collection and presentation of any financial or other data required by Penn Series' Board of Directors, accountants, or counsel; and (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series' investment adviser, accounting services agent, custodian, or transfer agent. Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual's performance of its services as administrative and corporate services agent.

     For fiscal years 1999, 1998, and 1997 the administrative fees paid to Penn Mutual by each of the Funds then in existence were as follows:

            Fund                         1999                 1998                    1997
-----------------------------------------------------------------------------------------------------
   Money Market Fund                  $  98,834           $   68,174               $  56,455
-----------------------------------------------------------------------------------------------------
   Quality Bond Fund                     83,787               68,688                  56,299
-----------------------------------------------------------------------------------------------------
   High Yield Bond Fund                 106,656               97,880                  76,344
-----------------------------------------------------------------------------------------------------
   Flexibly Managed Fund                759,479              815,964                 693,190
-----------------------------------------------------------------------------------------------------
   Growth Equity Fund                   342,077              234,353                 186,580
-----------------------------------------------------------------------------------------------------
   Large Cap Value Fund                 477,544              495,450                 383,864
-----------------------------------------------------------------------------------------------------
   Emerging Growth Fund*                125,665               39,416                   1,483
-----------------------------------------------------------------------------------------------------
   Small Cap Value Fund                  64,461               63,137                  41,270
-----------------------------------------------------------------------------------------------------
   International Equity Fund            246,999              214,275                 182,487
-----------------------------------------------------------------------------------------------------
*  The Emerging Growth Fund commenced operations on May 1, 1997.
-----------------------------------------------------------------------------------------------------

     In 1998, the administration fees paid by the Emerging Growth Fund is after a voluntary fee waiver of $8,603. In 1997, the administration fees paid by the Emerging Growth Fund is after a voluntary fee waiver of $9,862.

     The Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds were not active in the fiscal year ended December 31, 1999.

--------------------------------------------------------------------------------
Accounting Services

     PFPC Inc. ("PFPC") serves as the accounting services agent to Penn Series. PFPC provides certain accounting and related services to Penn Series, including:
(a) the maintenance for each Fund's daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance of all records for each Fund that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.

     For fiscal years 1999, 1998, and 1997, the accounting fees paid by each of the Funds then in existence were as follows:


            Fund                         1999                 1998                    1997
-----------------------------------------------------------------------------------------------------
    Money Market Fund                 $  49,417            $  34,073              $   28,227
-----------------------------------------------------------------------------------------------------
    Quality Bond Fund                    41,893               34,344                  28,211
-----------------------------------------------------------------------------------------------------
    High Yield Bond Fund                 53,328               48,940                  38,169
-----------------------------------------------------------------------------------------------------
    Flexibly Managed Fund               236,896              248,193                 223,627
-----------------------------------------------------------------------------------------------------
    Growth Equity Fund                  139,026              103,118                  87,177
-----------------------------------------------------------------------------------------------------
    Large Cap Value Fund                180,216              183,900                 152,928
-----------------------------------------------------------------------------------------------------
    Emerging Growth Fund*                60,554               26,161                   6,127
-----------------------------------------------------------------------------------------------------
    Small Cap Value Fund                 32,231               31,608                  27,518
-----------------------------------------------------------------------------------------------------
    International Equity Fund           123,799              110,710                  97,981
-----------------------------------------------------------------------------------------------------
*   The Emerging Growth Fund commenced operations on May 1, 1997.

The Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds were not in existence during the fiscal years ended December 31, 1999, 1998 and 1997.

--------------------------------------------------------------------------------
Limitation on Fund Expenses

     See "EXPENSES AND LIMITATIONS" in the prospectus for information on limitations on expenses of the Funds.

--------------------------------------------------------------------------------
Portfolio Transactions

     Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund that makes up Penn Series are made by the respective investment adviser or sub-adviser of that Fund. Each Fund's adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.

     In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the investment advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

     Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

     The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser's and sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

     With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the advisers by or through brokers and dealers. The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

     In allocating to brokers purchase and sale orders for portfolio securities, the investment advisers and sub-advisers may take into account the sale of Penn Mutual variable annuity contracts and variable life insurance policies that invest in those Funds. Before brokerage business may be allocated on the basis of those sales, the investment adviser or sub-adviser must be satisfied that the quality of the transaction and commission payable are comparable to what they would have been had other qualified brokers been selected to execute the transaction.

     In allocating brokerage business the advisers and sub-advisers annually assesses the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments. The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker/dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the advisers and sub-advisers in serving the Funds, as well as its other clients.

     For fiscal years 1999, 1998, and 1997, the Quality Bond Fund engaged in portfolio transactions involving broker-dealers totaling $1,285,970,834, $1,548,170,055 and $1,504,902,144, respectively. For fiscal years 1999, 1998, and 1997, the High Yield Bond Fund engaged in portfolio transactions involving broker-dealers totaling $404,166,000, $737,865, and $362,910,185, respectively, and the Money Market Fund engaged in portfolio transactions involving broker-dealers totaling $308,916,271, $479,932,894, and $337,784,744, respectively. The entire amounts for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to the Funds or its adviser.

     For fiscal years 1999, 1998, and 1997, the total brokerage commissions paid by the Flexibly Managed Fund, including the discounts received by securities dealers in connection with underwritings, were $798,529, $1,259,520 and $368,415, respectively. During 1999, the adviser directed transactions of $25,676,793 (with related commissions of $41,017) to brokers who provided research services.

     For fiscal years 1999, 1998, and 1997, the total brokerage commissions paid by the Growth Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $1,142,502, $731,672, and $595,881, respectively. During 1999, the adviser directed transactions of $307,126, 361(with related commissions of $1,142,502) to brokers who provided research services.

     For fiscal years 1999, 1998, and 1997, the total brokerage commissions paid by the Large Cap Value Fund, including discounts received by securities dealers in connection with underwritings, were $507,935, $195,772 and $111,699, respectively. During 1999, the adviser directed transactions of $65,500,991 (with related commissions of $86,255) to brokers who provided research services.

     For fiscal years 1999, 1998 and the period May 1, 1997 (commencement of operations) through December 31, 1997, the total brokerage commissions paid by the Emerging Growth Fund, including the discounts received by the Securities division in connection with underwritings were $859,021, $112,916 and $32,800. During 1999, the adviser directed transactions of $23,178,627 (with related commissions of $51,740) to brokers who provide research services.

     For fiscal years 1999, 1998, and 1997, the total brokerage commissions paid by the Small Cap Value Fund, including the discounts received by the Securities division in connection with underwritings, were $164,484, $107,030 and $82,820, respectively. During 1999, the adviser directed transactions of $1,890,754 (with related commissions of $5,005) to brokers who provided research services.

     For fiscal years 1999, 1998, and 1997, the total brokerage commissions paid by the International Equity Fund, including the discounts received by the securities dealers in connection with underwritings, were $350,279, $305,099, and $248,517, respectively. During 1999, the adviser allocated transactions of $15,247,793 (with related commissions of $30,227) to brokers who provided research services.

     Some of the investment advisers' and sub-advisers' other clients have investment objectives and programs similar to those of the Funds. An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is each of the investment adviser's and sub-adviser's policy not to favor one client over another in making recommendations or in placing orders. If two or more of an investment adviser's or sub-adviser's clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction. In addition, the advisers and sub-advisers in general follow the policy that they will ordinarily not make additional purchases of a common stock for its clients (including the Penn Series) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

--------------------------------------------------------------------------------
Directors and Officers

     The affairs of Penn Series are managed under the direction of its Board of Directors. The directors decide upon matters of general policy and review the actions of Penn Series' investment advisers and sub-advisers and its administrative and corporate services agent, as set forth below. The Penn Series' officers conduct and supervise the daily business operations of Penn Series.

     The directors and principal officers of Penn Series, their business addresses and principal occupations during the past five years are set forth in the following table.


                              Position with    Principal Occupation
Name and Address              Penn Series      During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Eugene Bay                    Director         Senior Pastor, Bryn Mawr Presbyterian Church, Bryn Mawr, PA.
121 Fishers Road
Bryn Mawr, PA 19010
------------------------------------------------------------------------------------------------------------------------------------
James S. Greene               Director         Retired; Vice President and Director, International Raw Materials, Inc.,
P.O. Box 3761                                  Philadelphia, PA (commodities trading), prior to September 1990.
Vero Beach, FL  32964-3761
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Chappell*           Director         Chairman of the Board and Chief Executive Officer (since December 1996), President
The Penn Mutual Life                           and Chief Executive Officer (April 1995 - December 1996), President and Chief
Insurance Company                              Operating Officer (prior thereto), The Penn Mutual Life Insurance Company.
600 Dresher Road
Horsham, PA  19044
------------------------------------------------------------------------------------------------------------------------------------
Larry L. Mast*                Director         Executive Vice President, The Penn Mutual Life Insurance Company May 1997 to present;
The Penn Mutual Life                           formerly Senior Vice President, Lafayette Life Insurance Company September 1994 to
Insurance Company                              May 1997; prior thereto Vice President, Security Benefit Insurance Company May 1993
600 Dresher Road                               to September 1994.
Horsham, PA  19044
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Toran*              Director         President and Chief Operating Officer, (January 1997 to present), Executive Vice
The Penn Mutual Life                           President, Sales and Marketing (May 1996 to January 1997), The Penn Mutual Life
Insurance Company                              Insurance Company; Executive Vice President, The New England Mutual Life Insurance
600 Dresher Road                               Company, (prior thereto).
Horsham, PA  19044
------------------------------------------------------------------------------------------------------------------------------------
William H. Loesche, Jr.       Director         Retired; Adviser (since April 1988); Director (prior thereto), Keystone Insurance
100 Gray's Lane                                Company and Keystone Automobile Club, Philadelphia, PA.
Apt. 101
Haverford, PA 19041
------------------------------------------------------------------------------------------------------------------------------------
M. Donald Wright              Director         President, M. Donald Wright Professional Corporation, Bryn Mawr, PA (financial
100 Chetwynd Drive                             planning and consulting); Director, Graduate School of Financial Services, The
Rosemont, PA 19010                             American College, since April 1991.
------------------------------------------------------------------------------------------------------------------------------------
Peter M. Sherman              President        Chairman and President of Independence Capital Management Inc.; Executive Vice
600 Dresher Road                               President and Chief Investment Officer (since 1998), Senior Vice President and Chief
Horsham, PA 19044                              Investment Officer (from 1996 to 1998), Head of Fixed Income Investments (from 1995 to 1996) of The Penn Mutual Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
Richard F. Plush              Vice President   Vice President and Senior Actuary, The Penn Mutual Life Insurance Company (1973 to
600 Dresher Road                               present).
Horsham, PA 19044
------------------------------------------------------------------------------------------------------------------------------------
C. Ronald Rubley              Secretary        Attorney, Morgan, Lewis & Bockius LLP, Philadelphia, PA (since January 1996);
1701 Market Street                             Associate General Counsel, The Penn Mutual Life Insurance Company, (prior thereto).
Philadelphia, PA 19103
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Herzberg            Treasurer        Assistant Vice President and Treasurer, (December 1997 to present); Director of
600 Dresher Road                               Financial Planning and Treasurer (November 1995 to December 1997): Director, Cost and
Horsham, PA 19044                              Budget (November 1991 to November 1995); Director, Benefits Administration, (prior thereto), The Penn Mutual Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
Ann M. Strootman              Controller       Vice President and Controller (since January 1996), Assistant Vice President,
600 Dresher Road                               Financial and Management Accounting (since 1994), Director of Financial Accounting
Horsham, PA 19044                              (prior thereto), The Penn Mutual Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
* Director is an "interested person" of Penn Series, as defined in the Investment Company Act of 1940, as amended.

     Directors and officers of Penn Series who are employed by Penn Mutual will not receive any special compensation for serving in such capacities. Penn Series has made no provision for the payment of retirement or pension benefits to any director or officer. In 1999, Penn Series paid directors' fees in the aggregate amount of $32,513 to directors who are not "interested persons" of Penn Series.

     The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Toran and Greene. Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board.

--------------------------------------------------------------------------------
Code of Ethics

         Rule 17j-1 under the 1940 Act governs personal securities activities of directors, officers and employees ("access persons") of investment companies, its investment advisers and/or sub-advisers. Under amended Rule 17j-1, Penn Series, ICMI and each sub-adviser are required to adopt Codes of Ethics in order to ensure that the interests of shareholders are placed ahead of personal interests. Penn Series has revised its Code of Ethics to comply with amended Rule 17j-1. This revised Code of Ethics is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements.

         Penn Series, ICMI and the sub-advisers each propose to submit their revised Code of Ethics to the Penn Series' Board in the coming months for adoption of these Codes of Ethics by the Board. Copies of the current Codes of Ethics for Penn Series, ICMI and each sub-adviser are on file with the SEC.

--------------------------------------------------------------------------------
Custodial Services

     PNC Bank, Broad & Chestnut Streets, Philadelphia, PA 19107, is custodian of the assets of the Funds of Penn Series. The custodial services performed by PNC Bank are those customarily performed for registered investment companies by qualified financial institutions. Penn Series has authorized the Bank to deposit certain portfolio securities in a central depository system as allowed by federal law.

--------------------------------------------------------------------------------
Independent Auditors

     Ernst & Young LLP serves as the independent auditors of Penn Series. Their offices are located at 2001 Market Street, Suite 4000, Philadelphia, PA 19103. Ernst & Young LLP also serves as the independent auditors of Penn Mutual.

--------------------------------------------------------------------------------
Legal Matters

     Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series.

--------------------------------------------------------------------------------
Net Asset Value of Shares

     The following information supplements the information on net asset value of shares set forth in "Account Policies" in the Prospectus.

     The purchase and redemption price of each Fund's shares is equal to that Fund's net asset value per share. Each Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange ("Exchange") is open for trading. The Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Presidential Election Day, Thanksgiving Day, and Christmas Day.

     Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     The Money Market Fund uses the amortized cost method of valuation. Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.

     In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund's objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days nor maintain a dollar weighted average portfolio maturity which exceeds 90 days. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

--------------------------------------------------------------------------------
Ownership of Shares

     The outstanding shares of each of the Funds of Penn Series are owned by Penn Mutual and its subsidiary, PIA and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.

     On April 5, 2000, the outstanding shares of Penn Series were owned as follows:*


                                 Money    Quality                Flexibly   Growth   Large Cap   Emerging    Small
                                 Market     Bond    High Yield   Managed    Equity     Value      Growth    Cap Value  International
                                  Fund      Fund    Bond Fund      Fund      Fund       Fund       Fund       Fund      Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Percentage of Outstanding
   Shares Owned by Penn
   Mutual and Held in Separate
   Accounts Pursuant to
   Variable Annuity Contracts    55.3%     66.7%      67.8%       70.5%      80.1%     72.0%      67.6%      54.7%         71.3%
------------------------------------------------------------------------------------------------------------------------------------
Percentage of Outstanding
   Shares Owned by PIA and
   Held in a Separate Account
   Pursuant to Variable Annuity
   Contracts                     14.5%     17.5%      17.6%       16.4%      9.1%      13.3%      15.1%      21.5%         12.1%
------------------------------------------------------------------------------------------------------------------------------------
Percentage of Outstanding
   Shares Owned by Penn
   Mutual and Held in a Separate
   Account Pursuant to Variable
   Life Insurance Contracts      30.2%     15.8%      14.6%       13.1%      10.8%     14.7%      17.3%      23.8%         16.6%
------------------------------------------------------------------------------------------------------------------------------------
*  Unaudited.


--------------------------------------------------------------------------------
Tax Status

     The following is only a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

     The following general discussion of certain Federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     Each Fund within the Series is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to the Series as a whole.

     Shares of the Funds will be purchased by Penn Mutual and PIA for their separate accounts under variable annuity contracts and variable life insurance policies. Under the provisions of the Code currently in effect, net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of variable life insurance contracts or variable life insurance policies, please refer to the contract prospectus.

     It is the policy of each of the Funds to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Funds expects that it will not be subject to Federal income taxes on net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

     In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement. These requirements may restrict the degree to which the Funds may engage in short-term trading and in certain hedging transactions and may limit the range of the Fund's investments.

     If a Fund qualifies as a regulated investment company under the Code, it will not be subject to Federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the "Distribution Requirement").

     Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

     If for any taxable year, a Fund does not qualify as a regulated investment company under Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates without any deduction for distributions to shareholders and all such distributions will be treated as ordinary dividends to the extent of the fund's current or accumulated earnings and profits.

     No Fund will be subject to the 4% excise tax normally imposed on regulated investment companies that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies.

     A Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund. Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

     Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund's assets to be invested within various countries is not known.

     Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

--------------------------------------------------------------------------------
Voting Rights

     Penn Series is an open end management investment company. Each Fund is "diversified" as defined in the 1940 Act. The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts. Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual and PIA may disregard such voting instructions. If voting instructions are ever so ignored, contract owners will be advised of that action in the next semiannual report.

      Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law. The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors. As required by law, Penn Series will assist in variable contract owner and payee communication on such matters.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

     The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Company to compute or express performance follows.

--------------------------------------------------------------------------------
Total Return

     From time to time each Fund, except the Money Market Fund, may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

     The average annual compounded rates of return (unless otherwise noted) for the Funds for the periods ended December 31, 1999 are as follows:

                                                                       Average          Average     Average
                                       Inception          One           Annual          Annual      Annual Since
Name of Fund                             Date            Year         Five Years       Ten Years    Inception
------------                           ----------       ------       ------------      ---------    -------------
Quality Bond                            11/1/92*        0.00%           8.29%           N/A            6.82%

High Yield Bond                         7/23/84         4.24%          10.87%           10.38%        10.04%

Flexibly Managed                        7/23/84         7.15%          13.34%           11.54%        14.08%

Growth Equity                           11/1/92*       34.10%          29.53%           N/A           21.41%

Large Cap Value                         11/1/92**      -0.80%          18.52%           N/A           14.75%

Emerging Growth                          5/1/97       185.03%          N/A              N/A           87.87%

Small Cap Value                          3/1/95        -1.33%          N/A              N/A            8.58%

International Equity                    11/2/92        45.78%          20.53%           N/A           18.42%
------------------------------------------------------------------------------------------------------------------
*   Date ICMI began managing the Fund's investments.
**  Date OpCap Advisors, the Fund's previous manager, began managing the Fund's investments.


         These figures were calculated according to the following formula:
          P(1 +T)n=ERV

         where:
                  P     =        a hypothetical initial payment of $1,000
                  T     =        average annual total return
                  n     =        number of years
                ERV     =        ending redeemable value of hypothetical
                                 $1,000 payment made at the beginning of the l-, 5-, or 10-year periods at the end of the l-, 5-, or 10-year periods (or fractional portion thereof).

--------------------------------------------------------------------------------

         The Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds were not in existence during the fiscal years ending December 31, 1999, 1998 and 1997.

--------------------------------------------------------------------------------
RATINGS OF COMMERCIAL PAPER

--------------------------------------------------------------------------------

Moody's Investor Services, Inc. Commercial paper ratings:

PRIME-1 Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              - Leading market positions in well-established industries.
              - High rates of return on funds employed.
              - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
              - Board margins in earnings coverage of fixed financial charges and high internal cash generation.
              - Well-established access to a range of financial markets and assured sources of alternate liquidity.

--------------------------------------------------------------------------------
PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

--------------------------------------------------------------------------------
PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

--------------------------------------------------------------------------------
Standard & Poor's Rating Group commercial paper ratings:

A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

--------------------------------------------------------------------------------
A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

--------------------------------------------------------------------------------
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

--------------------------------------------------------------------------------
B Issues rated B are regarded as having significant speculative characteristics for timely payment.

--------------------------------------------------------------------------------
C This rating is assigned to short-term debt obligations that is currently vulnerable to nonpayment.

--------------------------------------------------------------------------------
D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

--------------------------------------------------------------------------------
Fitch Investors Service, Inc.:

Fitch 1--Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2--Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

--------------------------------------------------------------------------------
RATINGS OF CORPORATE DEBT SECURITIES

--------------------------------------------------------------------------------

    The quality of a bond is measured by credit risk--the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low quality bonds typically offer a higher yield than bonds of high quality.

--------------------------------------------------------------------------------
Moody's Investors Service, Inc.

AAA Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

--------------------------------------------------------------------------------
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than AAA securities.

--------------------------------------------------------------------------------
A Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

--------------------------------------------------------------------------------
Baa Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

--------------------------------------------------------------------------------
Ba Bonds which are rated Ba are judged to have the following speculative elements: their future cannot be considered as well-assured; the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future; and uncertainty of position characterizes bonds in this class.

--------------------------------------------------------------------------------
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

--------------------------------------------------------------------------------
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

--------------------------------------------------------------------------------
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

--------------------------------------------------------------------------------
C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

--------------------------------------------------------------------------------

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

--------------------------------------------------------------------------------
Standard & Poor's Ratings Group

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

--------------------------------------------------------------------------------
AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

--------------------------------------------------------------------------------
A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

--------------------------------------------------------------------------------
BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

--------------------------------------------------------------------------------

         Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on a obligation are jeopardized.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS OF PENN SERIES

--------------------------------------------------------------------------------

The following pages include audited financial statements and financial highlights as of December 31, 1999 for the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Flexibility Managed Fund, Growth Equity Fund, Large Cap Value Fund, Emerging Growth Fund, Small Cap Value Fund, and International Equity Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 1999
THE MONEY MARKET FUND

                                             Par
                                            (000)           Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 50.9%
--------------------------------------------------------------------------------
Albertson's, Inc.
        5.850%, 01/18/00                     2,000     $ 1,994,475
American Express Credit Corp.
        6.500%, 01/26/00                       500         497,743
AT&T Corp.
        6.380%, 01/11/00                     2,000       1,996,456
        5.750%, 01/27/00                       555         552,695
Carolina Power & Light Co.
        6.070%, 01/28/00                     2,000       1,990,895
Caterpillar Financial Service Corp.
        5.900%, 01/14/00                     2,500       2,494,674
        5.550%, 03/06/00                     1,000         989,979
Coca-Cola Co.
        5.850%, 01/14/00                       493         491,959
        5.850%, 02/11/00                       500         496,669
Countrywide Home Loans
        5.500%, 01/06/00                     1,000         999,236
Daimlerchrysler NA Holdings Corp.
        5.680%, 02/04/00                     1,475       1,467,087
        5.850%, 02/08/00                       500         496,912
Disney (Walt) Co.
        5.750%, 03/15/00                       186         183,802
Duke Capital Corp.
        6.250%, 01/14/00                       500         498,872
        5.850%, 01/25/00                     1,000         996,100
Duke Energy Corp.
        5.100%, 01/05/00                       271         270,846
Fleet Funding Corp.
        6.000%, 01/31/00                       367         365,165
        5.930%, 02/16/00                     1,000         992,423
Ford Motor Credit Corp.
        5.720%, 01/03/00                       314         313,900
General Electric Capital Corp.
        6.500%, 01/18/00                       981         977,989
        5.980%, 01/20/00                       500         498,422
        5.550%, 01/25/00                       100         996,300
        5.930%, 01/31/00                       500         497,529
General Electric Capital Services
        5.840%, 01/21/00                       500         498,378
General Mills, Inc.
        5.870%, 01/05/00                     1,000         999,348
General Motors Acceptance Corp.
        5.950%, 01/27/00                       800         796,562
        5.680%, 02/04/00                       178         177,045
Gillette Co.
        6.400%, 01/14/00                     2,200       2,194,916
        5.850%, 01/28/00                     1,000         995,612
GTE Corp.
        5.980%, 01/18/00                     1,000         997,176
        6.000%, 01/18/00                     1,000         997,167
        6.060%, 01/24/00                     1,000         996,128

                                               Par
                                              (000)         Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hasbro, Inc.
    5.000%, 01/03/00                           735       $ 734,796
IBM Credit Corp.
    5.720%, 02/09/00                         1,000         993,803
Kimberly-Clark WW
    5.830%, 01/21/00                         1,000         996,761
Merrill Lynch & Co.
    6.000%, 01/18/00                           500         498,583
    5.600%, 01/26/00                           260         258,989
    5.990%, 01/31/00                           302         300,493
    5.930%, 02/01/00                         2,000       1,989,787
Monsanto Co.
    5.550%, 03/06/00                         1,250       1,237,474
Motorola Credit Corp.
    5.820%, 03/17/00                           599         591,640
New York, New York
    6.150%, 03/01/00                         1,000       1,000,000
    6.150%, 03/01/00                           600         600,000
PG&E Corp.
    5.750%, 01/19/00                           480         478,620
    5.770%, 01/19/00                         1,000         997,115
    5.770%, 01/25/00                           261         259,996
Procter & Gamble Co.
    5.860%, 01/25/00                         2,000       1,992,187
    5.550%, 02/29/00                           200         198,181
    5.870%, 01/18/00                         1,250       1,246,535
                                                     --------------
TOTAL COMMERCIAL PAPER
   (Cost $44,087,420)                                   44,087,420
                                                     --------------

--------------------------------------------------------------------------------
CORPORATE BONDS --19.0%
--------------------------------------------------------------------------------
Alabama Power Co.
    6.000%, 03/01/00                          200         200,329
Albertson's, Inc.
    6.375%, 06/01/00                          250         250,445
Associates Corp. NA
    6.000%, 03/15/00                        1,170       1,169,377
    5.250%, 03/30/00                          646         644,617
    6.000%, 06/15/00                          160         159,779
    6.250%, 09/15/00                          250         249,873
BellSouth Telecommunications
    6.500%, 02/01/00                          150         150,165
Carolina Power & Light Co.
    6.125%, 02/01/00                          525         525,270
Chrysler Financial Co., LLC
    6.375%, 01/28/00                          200         200,175
    6.625%, 08/15/00                          562         563,204
Duke Energy Corp.
    7.000%, 06/01/00                          250         250,742
Fleet Mortgage Group, Inc.
    6.500%, 06/15/00                          575         576,711
FleetBoston Financial Corp.
    7.125%, 05/01/00                        1,000       1,006,322

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 1999 (Continued)
THE MONEY MARKET FUND


                                             Par
                                            (000)         Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ford Motor Credit Corp.
        8.375%, 01/15/00                     1,000     $ 1,001,162
        6.850%, 08/15/00                     1,000       1,004,046
        6.250%, 11/08/00                       310         310,077
General Motors Acceptance Corp.
        7.000%, 03/01/00                       592         593,537
IBM Corp.
        6.375%, 06/15/00                     2,195       2,198,933
International Lease Finance Corp.
        6.375%, 01/18/00                       365         365,038
        6.200%, 05/01/00                       210         210,313
        6.625%, 08/15/00                       250         250,816
Mellon Financial Co.
        6.300%, 06/01/00                       205         205,452
Merrill Lynch & Co., Inc.
        6.000%, 01/15/01                       100          99,243
Morgan Stanley Dean Witter
        6.250%, 03/15/00                       980         981,744
Norwest Financial, Inc.
        7.250%, 03/15/00                     1,000       1,003,949
Sherwin-Williams Co.
        6.250%, 02/01/00                       875         875,521
Southwestern Bell Telephone Co.
        6.125%, 03/01/00                       495         494,978
Wells Fargo Co.
        6.000%, 03/15/00                       894         894,741
                                                     --------------
TOTAL CORPORATE BONDS
  (Cost $16,436,559)                                    16,436,559
                                                     --------------

--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES** -- 13.3%
--------------------------------------------------------------------------------
Alabama State Industrial Development Authority
        6.750%, 01/07/00                       500         500,000
Barton Healthcare, LLC
        6.600%, 01/05/00                       410         410,000
Berks County, Pennsylvania,
     Industrial Development Authority
        6.800%, 01/07/00                       535         535,000
Bloomfield, New Mexico
        6.600%, 01/07/00                       600         600,000
Columbia County, Georgia,
     Development Authority
        6.600%, 01/07/00                     1,290       1,290,000
Community Health Systems, Inc.
        6.050%, 01/07/00                     1,065       1,065,000
        6.050%, 01/07/00                       255         255,000
Durham, North Carolina,
     Certificates of Participation
        5.950%, 01/07/00                       500         500,000
Fairview Hospital & Healthcare Services
        6.500%, 01/07/00                       500         500,000

                                              Par
                                             (000)          Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GMG Warehouse, LLC
    6.600%, 01/05/00                           800       $ 800,000
Health Insurance Plan of Greater NY
    6.000%, 01/07/00                           500         500,000
Illinois Development Finance Authority
    6.600%, 01/07/00                           600         600,000
Liliha Parking LP
    6.050%, 01/05/00                         1,755       1,755,000
Montgomery County, Pennsylvania,
    Industrial Development Authority
    6.800%, 01/07/00                         1,060       1,060,000
Silver City, New Mexico
    6.600%, 01/07/00                           600         600,000
St. Francis Healthcare Foundation
    6.050%, 01/07/00                           490         490,000
                                                        ----------
TOTAL VARIABLE RATE DEMAND NOTES
   (Cost $11,460,000)                                   11,460,000
                                                        ----------

--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 7.7%
--------------------------------------------------------------------------------
Associates Corp. NA
    7.750%, 03/14/00                           50          50,260
Caterpillar Financial Service Corp.
    8.750%, 05/12/00                           40          40,411
Chrysler Financial Co., LLC
    5.700%, 01/13/00                          300         299,965
    6.610%, 06/16/00                          280         280,655
General Electric Capital Corp.
    5.600%, 01/14/00                          650         649,988
    5.835%, 04/28/00                          100         100,200
    6.000%, 09/13/00                          150         149,625
General Motors Acceptance Corp.
    5.750%, 01/05/00                          200         200,011
    6.250%, 01/06/00                        1,040       1,040,153
    6.650%, 05/05/00                          415         415,742
    6.650%, 05/24/00                          100         100,542
    6.900%, 06/06/00                          300         301,963
Honeywell, Inc.
    7.350%, 06/01/00                          360         362,843
IBM Corp.
    6.037%, 08/07/00                          300         299,614
International Lease Finance Corp.
    6.050%, 02/01/00                          150         150,104
    6.450%, 09/11/00                          100         100,134
    6.200%, 11/06/00                          150         149,736
Merrill Lynch & Co.
    6.475%, 03/01/00                          250         250,330
Morgan (JP) & Co., Inc.
    5.875%, 05/01/00                          419         419,896
Pepsico, Inc.
    5.875%, 06/01/00                        1,075       1,074,145

                                             Par
                                            (000)          Value
------------------------------------------------------------------------

------------------------------------------------------------------------
Southwestern Bell Communication
  Capital Corp.
    6.750%, 02/02/00                           250        $   250,127
                                                          -----------
TOTAL MEDIUM TERM NOTES
    (Cost $6,686,444)                                       6,686,444
                                                          -----------
                                          Number
                                        of Shares           Value
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.0%
------------------------------------------------------------------------
Janus Money Market Fund, Inc.            4,134,044          4,134,044
Provident Institutional Fund, Inc.       3,664,721          3,664,721
                                                          -----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $7,798,765)                                        7,798,765
                                                          -----------

TOTAL INVESTMENTS--99.9%                                   86,469,188
     (Cost $86,469,188) (a)

OTHER ASSETS IN EXCESS
     OF LIABILITIES--0.1%                                     112,116
                                                          -----------

NET ASSETS APPLICABLE TO 86,584,064
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING-- 100.0%                      $86,581,304
                                                          ===========

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                                   $1.00
                                                     ===================

------------------------------------------------------------------------
(a) Cost for Federal income tax purposes.

** The rate shown is the rate as of December 31, 1999, and the maturity is the next interest readjustment date.

                                         Percentage of Portfolio
   Maturity         Amount            ----------------------------------
   Schedule           Par                                          (cum)
--------------------------------                                   -----
    1 - 7 days      $16,020,000              20.3%                20.3%
   8 - 14 days        8,643,000              11.0%                31.3%
  15 - 30 days       22,152,000              28.1%                59.4%
  31 - 60 days        9,972,000              12.7%                72.1%
  61 - 90 days       10,912,000              13.8%                85.9%
 91 - 120 days          100,000               0.1%                86.0%
121 - 150 days        2,184,000               2.8%                88.8%
 over 150 days        8,822,000              11.2%               100.0%
                ----------------      -------------
                    $78,805,000             100.0%

Average Weighted Maturity --  48 days

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE QUALITY BOND FUND

                                     Par
                                    (000)             Value
--------------------------------------------------------------------------------
CORPORATE BONDS-- 20.5%
--------------------------------------------------------------------------------
Canadian Government Agency--2.1%
Hydro-Quebec
     8.050%, 07/07/24                1,000          $1,200,312
                                                   -----------

Computers--1.7%
IBM Corp.
     6.220%, 08/01/27                1,000             966,250
                                                   -----------

Diversified Financial Services--2.7%
Associates Corp. N.A.
     7.750%, 02/15/05                  500             509,375
General Electric Capital Corp.
     6.660%, 05/01/00                1,000           1,001,250
                                                   -----------
                                                     1,510,625
                                                   -----------
Electrical Equipment--4.3%
Cleveland Electric Illuminating Co.
     7.880%, 11/01/17                2,500           2,384,375
                                                   -----------

Gas Transmission--0.4%
Williams Gas Pipeline
     7.375%, 11/15/06                  250             244,062
                                                   -----------

Retail--0.3%
Penney (J.C.) Co., Inc.
     9.450%, 07/15/02                  175             176,531
                                                   -----------

Services-Equipment Renting & Leasing--0.2%
Service Corp. International
     7.000%, 06/01/15                  100              83,125
                                                   -----------

Telecommunications--7.6%
Qwest Communications International, Inc.
     7.250%, 11/01/08                3,000           2,876,250
Teleglobe, Inc.
     7.700%, 07/20/29                1,500           1,353,750
                                                   -----------
                                                     4,230,000
                                                   -----------

Transportation--1.2%
CSX Corp.
     7.050%, 05/01/02                  660             657,525
                                                   -----------

TOTAL CORPORATE BONDS
   (Cost $11,578,851)                               11,452,805
                                                   -----------

---------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--15.4%
---------------------------------------------------------------
Treasury Bonds--8.3%
     7.250%, 05/15/16                1,750           1,830,366
     5.250%, 02/15/29                3,380           2,800,274
                                                  ------------
                                                     4,630,640
                                                  ------------

                                     Par
                                    (000)              Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Treasury Notes--7.1%
    4.750%,  02/15/04                 700           $  660,625
    7.250%,  05/15/04                 380              391,510
    6.500%,  10/15/06               1,250            1,247,136
    5.625%,  05/15/08                 350              329,370
    4.750%,  11/15/08               1,550            1,368,307
                                                --------------
                                                     3,996,948
                                                --------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $8,971,012)                                 8,627,588
                                                --------------

--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--85.0%
--------------------------------------------------------------------------------
Federal Home Loan Bank Discount Note--35.7%
    1.950%,  01/03/00              20,000           19,997,833
                                                --------------

Federal Home Loan Mortgage Corporation--9.2%
    8.000%,  12/01/19               5,100            5,149,419
                                                --------------

Federal National Mortgage Association Bonds--40.1%
    5.625%,  03/15/01               3,100            3,071,636
    8.000%,  04/13/05               3,050            3,074,797
    6.825%,  09/01/07               2,660            2,595,501
    6.500%,  12/01/26               5,950            5,606,031
    7.500%,  12/01/26               5,250            5,192,565
    7.000%,  05/01/29               3,000            2,900,610
                                                --------------
                                                    22,441,140
                                                --------------
TOTAL AGENCY OBLIGATIONS
   (Cost $47,908,675)                               47,588,392
                                                --------------

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--1.6%
--------------------------------------------------------------------------------
Morgan Stanley
    6.950%,  12/10/07                 455              418,610
Sasco, Series 1996-CFL
    6.303%,  02/25/28                 500              498,942
                                                --------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $955,097)                                     917,552
                                                --------------

--------------------------------------------------------------------------------
COMMERCIAL ASSET BACKED SECURITIES--6.0%
--------------------------------------------------------------------------------
Illinois Power Special Purpose Trust
    5.380%,  06/25/07               2,500            2,345,600
Railcar Leasing, LLC
    7.125%,  01/15/13               1,000              985,000
                                                --------------

TOTAL COMMERCIAL ASSET BACKED SECURITIES
   (Cost $3,429,610)                                 3,330,600
                                                --------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE QUALITY BOND FUND

                                   Number
                                  of Shares           Value
---------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.3%
---------------------------------------------------------------
Janus Money Market Fund           2,776,573         $2,776,573
Provident Institutional Fund      2,456,221          2,456,221
                                                 -------------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $5,232,794)                                 5,232,794
                                                 -------------

TOTAL INVESTMENTS--137.8%
  (Cost $78,076,039) (a)                            77,149,731

PAYABLE FOR SECURITIES
     PURCHASED--(39.7%)                            (22,215,203)

OTHER ASSETS IN EXCESS
     OF OTHER LIABILITIES--1.9%                      1,040,007
                                                  ------------

NET ASSETS APPLICABLE TO 5,383,024
     SHARES OF COMMON STOCK ISSUED
     AND OUTSTANDING--100.0%                      $ 55,974,535
                                                  ============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                        $ 10.40
                                                  ============


-------------------------------------------

(a) At December 31, 1999, the cost for Federal income tax purposes was $78,162,913. Net unrealized depreciation was $1,013,182. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $56,594 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,069,776.

The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE HIGH YIELD BOND FUND

                                 Par
                                (000)               Value
-----------------------------------------------------------
CORPORATE BONDS--86.5%
-----------------------------------------------------------
Aerospace & Defense--1.4%
Communications & Power Industries
   12.000%, 08/01/05              550         $    448,250
Dyncorp, Inc.
    9.500%, 03/01/07              425              376,125
IT Group, Inc.
   11.250%, 04/01/09              125              121,875
                                             -------------
                                                   946,250
                                             -------------
Automobiles & Related--1.2%
Advance Stores Co., Inc.
   10.250%, 04/15/08              150              129,750
Hayes Lemmerz International, Inc.
    8.250%, 12/15/08              200              184,000
MSX International, Inc.
   11.375%, 01/15/08              200              192,000
Venture Holdings Trust
    9.500%, 07/01/05              350              320,250
                                            --------------
                                                   826,000
                                            --------------
Broadcast/Media--2.9%
Benedek Communications Corp.
 14.153%**, 05/15/06              360              324,000
Chancellor Media Corp.
    8.750%, 06/15/07              150              152,250
    8.125%, 12/15/07              100              100,625
Citadel Broadcasting Company
    9.250%, 11/15/08              350              351,750
Cumulus Media, Inc.
   10.375%, 07/01/08              300              315,000
Radio Unica Corp.
 13.443%**, 08/01/06              500              323,750
Sinclair Broadcast Group
   10.000%, 09/30/05              200              200,000
Spanish Broadcasting System
    9.625%, 11/01/09              275              277,750
                                            --------------
                                                 2,045,125
                                            --------------
Building Products--1.9%
American Builders & Contractors
 Supply Co., Inc.
   10.625%, 05/15/07              375              346,875
Associated Materials, Inc.
    9.250%, 03/01/08              600              579,750
ISG Resources, Inc.
   10.000%, 04/15/08              500              427,500
                                            --------------
                                                 1,354,125
                                            --------------
Cable Operators--6.2%
Adelphia Communications Corp.
    9.875%, 03/01/07              250              255,000
    7.875%, 05/01/09              350              317,625
Century Communications
  17.46%**, 01/15/08              500              220,000
Charter Communications
  Holdings L.L.C.
  9.915%**, 04/01/11              250              147,813
Coaxial Communications, Inc.
   10.000%, 08/15/06              200              197,000
Coaxial L.L.C.
   11.820%**, 08/15/08            300              193,500

                                   Par
                                  (000)           Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Falcon Holding Group L.P.
    9.857%**, 04/15/10             450         $   327,938
Frontiervision Holdings L.P.
   10.852%**, 09/15/07             400             358,000
Insight Midwest
    9.750%, 10/01/09               250             258,125
International Cabletel, Inc.
10.106%**, 02/01/06                200             184,000
Northland Cable Television
  10.250%, 11/15/07                250             251,875
NTL, Inc.
   9.549%**, 04/01/08              250             176,250
   4.302%**, 04/15/09              500             472,475
United International Holdings
  11.944%**, 02/15/08            1,150             741,750
United Pan-Europe Com NV
  10.875%, 08/01/09                200             203,000
                                              ------------
                                                 4,304,351
                                              ------------
Containers--2.3%
Anchor Advanced Products, Inc.
  11.750%, 04/01/04                 600            513,000
Consolidated Container Co. L.L.C.
  10.125%, 07/15/09                 750            766,875
U.S. Can Corp.
  10.125%, 10/15/06                 350            358,750
                                              ------------
                                                 1,638,625
                                              ------------
Electronic Components--0.7%
Amkor Technologies, Inc.
    9.250%, 05/01/06                500            497,500
                                              ------------

Energy Services--7.1%
Amerigas Partners L.P.
   10.125%, 04/15/07                400            408,000
Canadian Forest Oil Ltd.
    8.750%, 09/15/07                300            286,500
Comstock Resources, Inc.
   11.250%, 05/01/07                475            489,250
Continental Resources, Inc.
   10.250%, 08/01/08                275            243,375
Cross Timbers Oil Co.
    8.750%, 11/01/09                100             96,000
Denbury Management, Inc.
    9.000%, 03/01/08                250            230,312
Energy Corp. of America
    9.500%, 05/15/07                600            423,000
Eott Energy Partners
   11.000%, 10/01/09                100            105,000
Forest Oil Corp.
   10.500%, 01/15/06                200            205,500
Frontier Oil Corp.
   11.750%, 11/15/09                350            346,500
Nuevo Energy Co.
    9.500%, 06/01/08                250            247,500
Plains Resources, Inc.
   10.250%, 03/15/06                150            147,000

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE HIGH YIELD  BOND FUND

                                  Par
                                 (000)              Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pride Petroleum Services, Inc.
    9.375%, 05/01/07              425            $ 427,125
Stone Energy Corp.
    8.750%, 09/15/07              500              497,500
Swift Energy Corp.
   10.250%, 08/01/09              250              255,000
Vintage Petroleum
    9.750%, 06/30/09              250              257,500
YPF Sociedad Anonima
   10.000%, 11/02/28              300              330,279
                                              ------------
                                                 4,995,341
                                              ------------
Entertainment & Leisure--2.2%
AMC Entertainment, Inc.
    9.500%, 02/01/11              325              284,375
Bally Total Fitness Holdings
    9.875%, 10/15/07              500              492,500
Cinemark USA, Inc.
    8.500%, 08/01/08              150              131,250
Premier Parks, Inc.
    9.750%, 06/15/07              250              251,562
  9.444%**, 04/01/08              500              347,500
                                              ------------
                                                 1,507,187
                                              ------------
Finance--1.0%
Lodgian Finance Corp.
   12.250%, 07/15/09              250              250,000
RBF Finance Co.
   11.000%, 03/15/06              400              431,000
                                              ------------
                                                   681,000
                                              ------------
Financial Services--0.2%
Euronet Services, Inc.@
   34.891%**, 07/01/06            500              135,174
                                              ------------

Food/Tobacco--3.6%
B&G Foods, Inc.
    9.625%, 08/01/07              600              543,000
Doane Pet Care Co.
    9.750%, 05/15/07              500              501,250
International Home Foods, Inc.
   10.375%, 11/01/06              300              312,750
Luigino's, Inc.
   10.000%, 02/01/06              150              135,937
Mrs. Fields Original
 Cookies, Inc.
   10.125%, 12/01/04               75               61,125
New World Pasta Company
    9.250%, 02/15/09              500              467,500
Southern Foods Group
    9.875%, 09/01/07              500              506,250
                                              ------------
                                                 2,527,812
                                              ------------
Healthcare--3.4%
Dade International, Inc.
   11.125%, 05/01/06              525              517,125
Hanger Othopedic Group, Inc.
   11.250%, 06/15/09              150              154,875
King Pharmaceutical, Inc.
   10.750%, 02/15/09              300              319,500
Lifepoint Hospitals
 Holdings, Inc.
   10.750%, 05/15/09              350              364,875

                                    Par
                                   (000)            Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mariner Post-Accute Network, Inc.#
   18.591%**, 11/01/07              650       $    6,500
Quest Diagnostic, Inc.
   10.750%, 12/15/06                350          369,250
Tenet Healthcare Corp.
    8.000%, 01/15/05                300          290,250
Triad Hospitals Holdings, Inc.
   11.000%, 05/15/09                375          390,000
                                             -----------
                                               2,412,375
                                             -----------
Hotels & Gaming--5.6%
Argosy Gaming Co.
   10.750%, 06/01/09                375          397,500
Courtyard by Marriott II
   10.750%, 02/01/08                600          592,500
Harrahs Operating Co., Inc.
    7.875%, 12/15/05                250          245,625
Hollywood Casino Shreveport
   13.000%, 08/01/06                350          376,250
Hollywood Park, Inc.
    9.250%, 02/15/07                500          498,750
Horseshoe Gaming L.L.C.
    9.375%, 06/15/07                300          300,000
    8.625%, 05/15/09                350          338,625
Host Marriott Travel Plaza
    9.500%, 05/15/05                600          629,484
Isle of Capri Casinos, Inc.
    8.750%, 04/15/09                250          233,125
Players International, Inc.
   10.875%, 04/15/05                150          158,250
Venetian Casino
   14.250%, 11/15/05                200          127,000
                                             -----------
                                               3,897,109
                                             -----------
Internet Service Providers--2.6%
Covad Communications Group
   14.715%**, 03/15/08              400          254,000
   12.500%, 02/15/09                150          156,750
Cybernet Internet Services
   14.000%, 07/01/09                150          130,500
Exodus Communications, Inc.
   11.250%, 07/01/08                150          156,375
   10.750%, 12/15/09                200          204,500
PSINet, Inc.
   10.000%, 02/15/05                150          149,250
   11.500%, 11/01/08                450          472,500
Verio, Inc.
   11.250%, 12/01/08                300          316,500
                                             -----------
                                               1,840,375
                                             -----------
Long Distance Telecommunication--3.9%
Global Telesystem
   11.000%, 12/01/09                250          254,306
Hermes Europe Rail
   10.375%, 01/15/09                250          248,125
Metromedia Fiber Network, Inc.
   10.000%, 11/15/08                450          463,500
Primus Telecomm Group
   12.750%, 10/15/09                250          261,250

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE HIGH YIELD  BOND FUND

                                         Par
                                        (000)             Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RSL Communications PLC Co.
    9.125%, 03/01/08                     200          $   177,000
   12.000%, 11/01/08                     400              405,000
Viatel, Inc.
   12.220%**, 04/15/08                   100               63,500
   11.500%, 03/15/09                     300              306,000
Williams Communications Group, Inc.
   10.875%, 10/01/09                     500              526,250
                                                     ------------
                                                        2,704,931
                                                     ------------
Manufacturing--2.3%
Hawk Corp.
   10.250%, 12/01/03                     500              487,500
HCC Industries, Inc.@
   10.750%, 05/15/07                     400              234,000
International Wire Group, Inc.
   11.750%, 06/01/05                     600              622,500
Panolam Industries Intl
   11.500%, 02/15/09                     200              205,500
Paragon Corp. Holdings, Inc.@
    9.625%, 04/01/08                     125               40,625
                                                     ------------
                                                        1,590,125
                                                     ------------
Metals--0.5%
Golden Northwest Aluminum
   12.000%, 12/15/06                     350              369,250
                                                     ------------

Metals & Mining--0.3%
Better Minerals & Aggreg
   13.000%, 09/15/09                     200              201,500
                                                     ------------

Miscellaneous Consumer Products--0.7%
Corning Consumer Product
    9.625%, 05/01/08                     300              237,000
Hedstrom Holdings, Inc.@
   14.951%**, 06/01/09                    50                  750
Holmes Products Corp.
    9.875%, 11/15/07                     275              202,125
    9.875%, 11/15/07                      50               36,750
                                                     ------------
                                                          476,625
                                                     ------------
Paper & Paper Products--4.6%
Kappa Beheer BV
   11.360%**, 07/15/09                   350              220,314
   10.625%, 07/15/09                     500              523,750
Packaging Corp. of America
    9.625%, 04/01/09                     300              309,000
Paperboard Industries
 International, Inc.
    8.375%, 09/15/07                     250              238,750
Repap New Brunswick
    9.000%, 06/01/04                     125              122,500
   11.500%, 06/01/04                     375              390,000
   10.625%, 04/15/05                     400              374,000
Riverwood International Co.
   10.250%, 04/01/06                     125              128,125
   10.625%, 08/01/07                     125              130,000
   10.875%, 04/01/08                     300              298,500
U.S. Timberlands Klam/ Finance
    9.625%, 11/15/07                     500              468,125
                                                     ------------
                                                        3,203,064
                                                     ------------
Petroleum--0.3%
PDVSA Finance Ltd.
    7.500%, 11/15/28                     300              210,501
                                                     ------------

                                          Par
                                         (000)            Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Printing & Publishing--1.5%
Hollinger International
 Publishing Inc.
    9.250%, 03/15/07                      400           $ 398,000
Sun Media Corp.
    9.500%, 02/15/07                      275             274,312
TDL Infomedia Group Ltd.
   12.125%, 10/15/09                      125             201,660
Transwestern Holdings, L.P.
   13.456%**, 11/15/08                    100              72,500
Transwestern Publishing
    9.625%, 11/15/07                      100             100,000
                                                      -----------
                                                        1,046,472
                                                      -----------
Rental Auto - Equipment--1.4%
Avis Rent A Car, Inc.
   11.000%, 05/01/09                      500             527,500
Universal Compression, Inc.
   11.883%**, 02/15/08                    700             434,875
                                                      -----------
                                                          962,375
                                                      -----------
Restaurants--0.4%
Sbarro, Inc.
   11.000%, 09/15/09                      250             260,000
                                                      -----------

Retail--1.1%
Petro Shopping Centers
   10.500%, 02/01/07                      300             279,750

Safelite Glass Corp.
    9.875%, 12/15/06                      100               5,500
    9.875%, 12/15/06                      200              11,000

Sleepmaster, Inc.
   11.000%, 05/15/09                      500             503,125
                                                      -----------
                                                          799,375
                                                      -----------
Satellites--0.5%
Orbital Imaging Corp.
   11.625%, 03/01/05                      100              67,500
Pegasus Communications Corp.
    9.625%, 10/15/05                      200             203,000
    9.750%, 12/01/06                      100             102,250
                                                      -----------
                                                          372,750
                                                      -----------
Savings & Loan--0.3%
Bank United Capital Trust @
   10.250%, 12/31/26                      250             220,625
                                                      -----------

Services--3.2%
AP Holdings, Inc. @
   12.473%**, 03/15/08                    200              77,000
Coinmach Corp.
   11.750%, 11/15/05                      307             317,745
Global Imaging Systems
   10.750%, 02/15/07                      300             291,000
Group Maintenance America Corp.
    9.750%, 01/15/09                      300             300,000
Intertek Finance PLC
   10.250%, 11/01/06                      500             462,500
Iron Mountain, Inc.
    8.750%, 09/30/09                      500             478,750
Mastec, Inc.
    7.750%, 02/01/08                      200             189,000

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE HIGH YIELD BOND FUND

                                  Par
                                 (000)           Value
-----------------------------------------------------------

-----------------------------------------------------------
Protection One Alarm
   13.625%, 06/30/05              200          $   127,000
                                               -----------
                                                 2,242,995
                                               -----------
Specialty Chemicals--3.3%
American Pacific Corp. @
    9.250%, 03/01/05              500              505,000
ISP Holdings, Inc.
    9.750%, 02/15/02              500              503,750
Koppers Industry, Inc.
    9.875%, 12/01/07              500              462,500
Lyondell Chemical Co.
   10.875%, 05/01/09              175              185,500
Octel Developments PLC
   10.000%, 05/01/06              400              398,000
Sovereign Specialty Chemicals
    9.500%, 08/01/07              250              252,500
                                               -----------
                                                 2,307,250
                                               -----------
Supermarkets--0.8%
Jitney-Jungle Stores of America, Inc. #
   12.000%, 03/01/06              250               51,250
   10.375%, 09/15/07              250                3,125
Pantry, Inc.
   10.250%, 10/15/07              500              490,000
Pathmark Stores
   10.750%, 11/01/03              400               46,000
                                                -----------
                                                   590,375
                                               -----------
Textiles & Apparel--0.4%
Delta Mills, Inc.
    9.625%, 09/01/07              125               88,125
Dyersburg Corp.
    9.750%, 09/01/07              450              182,250
                                               -----------
                                                   270,375
                                               -----------
Transportation--1.7%
Greyhound Lines
   11.500%, 04/15/07              500              563,125
Travelcenters of America
   10.250%, 04/01/07              600              600,000
                                               -----------
                                                 1,163,125
                                               -----------
Wireless Telecommunications--9.5%
Airgate PCS, Inc.
   12.157%**, 10/01/09            850              476,000
American Cellular Corp.
   10.500%, 05/15/08              150              166,125
Centennial Cellular Corp.
   10.750%, 12/15/08              500              538,750
Clearnet Communications, Inc.
   12.567%, 12/15/05              350              346,500
   10.125%, 07/07/07              500              500,156
   17.311%**, 02/15/09            250               98,718
   10.683%**, 05/01/09            250              150,625
Dobson Communications
   11.750%, 04/15/07              100              115,750
Microcell Telecommunications
   12.507%**, 06/01/06            250              222,500
Nextel Communications, Inc.
    9.993%**, 10/31/07            350              254,625
   10.300%**, 02/15/08            370              262,700
Nextel International, Inc.
   13.741%**, 04/15/08            450              265,325

                                    Par
                                   (000)            Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Orange PLC
    8.750%, 06/01/06                150          $ 157,875
    8.000%, 08/01/08                150            151,500
Rogers Cantel, Inc.
    9.375%, 06/01/08                250            263,750
    9.750%, 06/01/16                350            392,000
Telecorp PCS, Inc.
   11.869%**, 04/15/09              950            603,250
Tritel PCS, Inc.
   12.428%**, 05/15/09              250            158,750
Triton PCS, Inc.
   12.339%**, 05/01/08            1,100            786,500
Voicestream Wireless Holding
   11.866%**, 11/15/09            1,000            607,500
   10.375%, 11/15/09                150            155,250
                                               -----------
                                                 6,674,149
                                               -----------
Wireline Telecommunications--7.5%
21st Century Telecom Group
   17.460%**, 02/15/08             450             303,750
Alaska Communications
    9.375%, 05/15/09               350             340,375
Allegiance Telecom, Inc.
   11.798%**, 02/15/08             525             380,625
Colt Telecom Group PLC
   12.219%**, 12/15/06             750             658,125
GST Network Funding, Inc.
   11.574%**, 05/01/08             250             122,500
Hyperion Telecommunications, Inc.
   12.256%**, 04/15/03             175             158,375
   12.000%, 11/01/07               250             267,500
ICG Holdings, Inc.
   14.461%**, 09/15/05             350             306,551
Intermedia Communications, Inc.
    8.600%, 06/01/08               200             185,500
    9.500%, 03/01/09               100              96,750
   11.122%**, 03/01/09             250             151,250
Jazztel PLC
   13.250%, 12/15/09               150             151,828
KMC Telecom Holdings, Inc.
   13.782%**, 02/15/08             350             194,250
McLeodUSA, Inc.
   11.276%**, 03/01/07             100              82,500
    8.125%, 02/15/09                75              69,938
MetroNet Communications Corp.
   12.507%**, 11/01/07              50              41,875
    8.723%**, 06/15/08             250             201,875
Netia Holdings II B.V.
   13.125%, 06/15/09               200             200,000
NEXTLINK Communications, Inc.
   12.500%, 04/15/06               250             268,750
   12.248%**, 06/01/09             350             217,000
Tele1 Europe BV
   11.875%, 12/01/09               350             356,028
   13.000%, 05/15/09               150             158,250
Teligent Inc.
   11.500%, 12/01/07               225             221,625
   12.898%**, 03/01/08             175             105,875
                                               -----------
                                                 5,241,095
                                               -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE HIGH YIELD  BOND FUND

                               Par
                              (000)                Value
-----------------------------------------------------------

-----------------------------------------------------------
TOTAL CORPORATE BONDS
   (Cost $63,051,096)                         $ 60,515,306
                                              ------------

-----------------------------------------------------------
CONVERTIBLE BOND--0.3%
-----------------------------------------------------------
Hospital Supplies & Hospital Management
Omnicare, Inc.
    5.000%, 12/01/07
   (Cost $157,500)                250              168,805
                                              ------------

-----------------------------------------------------------
AGENCY OBLIGATION--0.6%
-----------------------------------------------------------
Federal Farm Credit Banks
    5.150%, 01/28/00
   (Cost $440,293)                442              440,293
                                              ------------

-----------------------------------------------------------
COMMERCIAL PAPER--0.3%
-----------------------------------------------------------
AIG Funding, Inc.
    4.800%, 01/15/00
   (Cost $177,905)                178              177,905
                                              ------------

-----------------------------------------------------------
                               Number
COMMON STOCK--0.8%           of Shares
-----------------------------------------------------------
AT&T Canada, Inc.--*@             514               18,591
Dr. Pepper Bottling
 Holdings, Inc.*@              14,800              370,000
Gaylord Container Corp. *       7,500               51,094
Hedstrom Holdings, Inc. * @     6,065                   60
Nextel Communications, Inc. *     232               23,918
Premier Parks, Inc. *           2,800               80,850
Protection One, Inc. *          8,400               16,275
                                              ------------
TOTAL COMMON STOCK
  (Cost $331,081)                                  560,788
                                              ------------

-----------------------------------------------------------
PREFERRED STOCK--8.0%
-----------------------------------------------------------
Broadcast/Media--1.7%
Capstar Broadcasting Partners   4,031              472,656
Citadel Broadcasting Co.        1,788              199,407
Cumulus Media, Inc.               126              141,968
Sinclair Capital                3,250              331,500
                                              ------------
                                                 1,145,531
                                              ------------
Cable Operators--1.9%
CSC Holdings, Inc.             12,179            1,338,203
                                              ------------

Computer Services & Software--0.2%
PSINET, Inc.                    2,500              146,250
                                              ------------

Industrial- Other--0.2%
Anvil Holdings, Inc.@           5,163               20,652
Clarke USA, Inc.                3,110              141,506
                                              ------------
                                                   162,158
                                              ------------
Long Distance--0.3%
Global Crossing Holdings, LTD.  2,250              227,250
                                              ------------

Metals & Mining--0.4%
International Utility
 Structures, Inc.*                275              228,938
                                              ------------

Satellites--0.1%
Pegasus Communications Corp.       81               89,735
                                              ------------

Wireless Communications--2.7%
Dobson Communications Corp.*      563              594,926

                                 Number
                               of Shares             Value
--------------------------------------------------------------------------------
Nextel Communications, Inc.       4,617             947,568
Rural Cellular Corp.                348             357,570
                                               ------------
                                                  1,900,064
                                               ------------
Wireline Communications--0.5%
E. Spire Communications Inc.      1,963              34,357
Intermedia Communications, Inc.  12,566             123,774
Nextlink Communications           3,748             208,014
                                               ------------
                                                    366,145
                                               ------------
TOTAL PREFERRED STOCK
  (Cost $5,887,936)                               5,604,274
                                               ------------

--------------------------------------------------------------------------------
                                     Number
WARRANTS--0.3%                    of Warrants       Value
--------------------------------------------------------------------------------
Allegiance Telecom, Inc. * @            250           2,250
Cybernet Internet Services*             150          12,000
Globalstar Inc *                        350          75,338
ICF Kaiser International, Inc. *      1,575              16
Intermedia Communications, Inc. *@       50           5,612
KMC Telecom Holdings, Inc. * @          200             500
Microcell Telecom * @                   800          55,426
Tele1 Europe BV*                        250          42,563
UIH Australia *@                        175            5250
Wireless One, Inc.*@                    450               4
Wright Medical Technology, Inc. *@    2,676               3
                                                -----------
TOTAL WARRANTS  (Cost $78,176)                      198,962
                                               ------------

TOTAL INVESTMENTS--96.8%
   (Cost $70,373,987) (a)                        67,666,333

OTHER ASSETS IN EXCESS
 OF LIABILITIES--3.2%                             2,261,587
                                               ------------

NET ASSETS APPLICABLE TO 7,300,867
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING--100.0%             $69,927,920
                                               ============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                       $9.58
                                               ============

---------------------------------------
*  Non-Income Producing Security
** Effective Yield
@ Restricted Security
# Security in Default

(a) At December 31, 1999, the cost for Federal income tax purposes was $70,502,908. Net unrealized depreciation was $2,836,574. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,660,638 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,497,212.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS-- DECEMBER 31, 1999
THE GROWTH EQUITY FUND

                                Number
                               of Shares      Value
--------------------------------------------------------
COMMON STOCK--98.4%
--------------------------------------------------------
Computer - Internet -
 Services & Software--1.6%
America Online, Inc. *            60,000    $ 4,526,250
                                            -----------

Computer Services & Software--19.7%
Cisco Systems, Inc. *            160,000     17,135,000
EMC Corp. *                       75,000      8,193,750
Microsoft Corp. *                150,000     17,507,812
Sun Microsystems, Inc. *         170,000     13,159,062
                                            -----------
                                             55,995,624
                                            -----------
Computer Systems--2.3%
International Business
     Machines Corp.               60,000      6,480,000
                                            -----------

Diversified Operations--12.6%
General Electric Co.             100,000     15,475,000
Procter & Gamble Co.              80,000      8,765,000
Tyco International Ltd.          300,000     11,662,500
                                            -----------
                                             35,902,500
                                            -----------
Electronics--5.1%
Texas Instruments, Inc.          150,000     14,531,250
                                            -----------

Electronics--Semiconductors--4.2%
Intel Corp.                       35,000      2,879,844
Xilinx, Inc. *                   200,000      9,093,750
                                            -----------
                                             11,973,594
                                            -----------
Financial Services--8.2%
Chase Manhattan Corp.            120,000      9,322,500
Citigroup, Inc.                  250,000     13,890,625
                                            -----------
                                             23,213,125
                                            -----------
Insurance--2.9%
American International
 Group, Inc.                      75,000      8,109,375
                                            -----------

Machinery--3.6%
Applied Materials, Inc. *         80,000     10,132,500
                                            -----------

Media & Communications--4.4%
Clear Channel Communications,
 Inc.*                           140,000     12,495,000
                                            -----------

Pharmaceuticals--1.6%
Johnson & Johnson                 50,000      4,656,250
                                            -----------

Retail--9.1%
The Home Depot,  Inc.            225,000     15,426,563
Wal-Mart Stores, Inc.            150,000     10,368,750
                                            -----------
                                             25,795,313
                                            -----------

                                  Number
                                of Shares        Value
-----------------------------------------------------------

-----------------------------------------------------------
Telecommunications--18.9%
General Instrument Corp. *        150,000     $ 12,750,000
Lucent Technologies, Inc.          30,000        2,244,375
MCI WorldCom, Inc. *              225,000       11,932,031
Nextel Communications, Inc.        50,000        5,154,688
Nokia Corp. (ADR)                  40,000        7,600,000
QUALCOMM, Inc.*                    80,000       14,087,500
                                              ------------
                                                53,768,594
                                              ------------
Therapeutics--4.2%
Amgen, Inc.*                      200,000       12,006,250
                                              ------------

TOTAL COMMON STOCK
  (Cost $174,186,869)                          279,585,625
                                              ------------

-----------------------------------------------------------
SHORT-TERM INVESTMENTS--2.1%
-----------------------------------------------------------
Temporary Cash Investment
  Fund, Inc.                    2,918,086        2,918,086
Temporary Investment
  Fund, Inc.                    2,918,085        2,918,085
                                              ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $5,836,171)                            5,836,171
                                              ------------

TOTAL INVESTMENTS--100.5%
  (Cost $180,023,040) (a)                      285,421,796

LIABILITIES IN EXCESS
     OF OTHER ASSETS--(0.5)%                    (1,159,252)
                                              ------------
NET ASSETS APPLICABLE TO 6,864,202
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING--100.0%          $ 284,262,544
                                             =============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                    $ 41.41
                                            =============

------------------------------------------
*  Non-Income Producing Security
   ADR - American Depository Receipt

(a) At December 31, 1999, the cost for Federal income tax purposes was $181,255,311. Net unrealized appreciation was $104,166,485. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $105,083,689 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $917,204.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE VALUE EQUITY FUND

                                    Number
                                  of Shares        Value
------------------------------------------------------------
COMMON STOCK--97.6%
------------------------------------------------------------
Agricultural Products--1.7%
Monsanto Co.                       139,000      $ 4,951,875
                                                -----------

Air Transportation--3.2%
AMR Corp.                          139,000        9,313,000
                                                -----------

Broadcast/Media--4.2%
AMFM, Inc.*                         74,000        5,790,500
The News Corp., Ltd (ADR)          190,000        6,353,125
                                                -----------
                                                 12,143,625
                                                -----------

Chemicals--2.9%
Du Pont (E. I.) de Nemours
  and Co.                          130,000        8,563,750
                                                -----------

Computer Services & Software--7.5%
Compaq Corp.                       210,000        5,683,125
Computer Associates
   International, Inc.             231,000       16,155,562
                                                -----------
                                                 21,838,687
                                                -----------

Cosmetics & Toiletries--1.1%
Avon Products, Inc.                 98,000        3,234,000
                                                -----------

Diversified Operations--4.7%
Canadian Pacific Ltd.              110,000        2,371,875
Minnesota Mining
  & Manufacturing Co. (3M)         115,000       11,255,625
                                                -----------
                                                 13,627,500
                                                -----------

Electronic Systems--3.4%
Emerson Electric Co.               115,000        6,598,125
Rockwell International Corp.        71,000        3,399,125
                                                -----------
                                                  9,997,250
                                                -----------

Financial Services--18.5%
Chase Manhattan Corp.               31,000        2,408,312
Citigroup, Inc.                    226,250       12,571,016
Countrywide Credit
  Industries, Inc.                 190,000        4,797,500
Fleet Boston Financial Corp.       197,794        6,885,704
Freddie Mac                        232,000       10,918,500
Household International, Inc.      190,000        7,077,500
Wells Fargo, Co.                   228,330        9,233,094
                                                -----------
                                                 53,891,626
                                                -----------

Food and Beverages--2.4%
Diageo PLC (ADR)                   220,000        7,040,000
                                                -----------

Food & Drug Retailers--4.1%
CVS Corp.                          100,000        3,993,750
Kroger Co.                         418,000        7,889,750
                                                -----------
                                                 11,883,500
                                                -----------

                                Number
                              of Shares       Value
------------------------------------------------------------

------------------------------------------------------------
Insurance--12.6%
Ace Limited                      235,000        $ 3,921,562
AFLAC, Inc.                      144,750          6,830,391
Conseco, Inc.                    311,610          5,570,029
Everest Reinsurance
  Holdings, Inc.                 250,000          5,578,125
XL Capital Ltd.                  283,196         14,690,792
                                                -----------
                                                 36,590,899
                                                -----------

Integrated Petrolium -
 International--0.5%
Unocal Corp.                      45,400          1,523,738
                                                -----------

Machinery-Diversified--2.2%
Caterpillar, Inc.                137,000          6,447,563
                                                -----------

Medical Wholesale Drug
 Distribution--1.7%
Cardinal Health, Inc.            100,000          4,787,500
                                                -----------

Medical Supplies & Equipment--1.5%
Becton, Dickinson & Co.          159,000          4,253,250
                                                -----------

Metals--2.9%
Alcoa, Inc.                      100,000          8,300,000
                                                -----------

Oil--0.2%
Anadarko Petroleum Corp.          20,000            682,500
                                                -----------

Pharmaceuticals--2.6%
American Home Products Corp.     195,000          7,690,313
                                                -----------

Printing & Publishing--1.2%
Donnelley (R.R.) & Sons Co.      140,000          3,473,750
                                                -----------

Restaurants--3.5%
McDonald's Corp.                 252,000         10,158,750
                                                -----------

Retail--1.8%
The May Department Stores Co.    162,000          5,224,500
                                                -----------

Telecommunications--10.9%
Bell Atlantic Corp.              120,000          7,387,500
Ericsson AB (ADR)                105,000          6,893,906
MCI WorldCom, Inc.*              144,450          7,660,364
Sprint Corp.                     144,500          9,726,656
                                                -----------
                                                 31,668,426
                                                -----------

Waste Management--2.3%
Waste Management, Inc.           394,000          6,771,875
                                                -----------

TOTAL COMMON STOCK
  (Cost $245,153,786)                           284,057,877
                                                -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE VALUE EQUITY FUND



                                  Number
                                 of Shares       Value
------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.7%
------------------------------------------------------------
Temporary Cash Investment
 Fund, Inc.                      2,492,526    $   2,492,526
Temporary Investment Fund, Inc.  2,492,526        2,492,526
                                            ---------------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $4,985,052)                              4,985,052
                                            ---------------

TOTAL INVESTMENTS--99.3%
   (Cost $250,138,838) (a)                      289,042,929

OTHER ASSETS IN EXCESS
     OF LIABILITIES--0.7%                         1,894,160
                                            ---------------

NET ASSETS APPLICABLE TO 13,099,798
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING--100.0%            $290,937,089
                                             ==============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                   $   22.21
                                             ==============
---------------------------------------
*  Non-Income Producing Security

ADR - American Depository Receipt

(a) At December 31, 1999, the cost for Federal income tax purposes was $250,434,422. Net unrealized appreciation was $38,608,507. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $67,122,363 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $28,513,856.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE FLEXIBLY MANAGED FUND

                                      Number
                                    of Shares          Value
----------------------------------------------------------------
COMMON STOCK--53.7%
----------------------------------------------------------------
Banking--0.2%
Bank Fuer International Zahlungs          180      $  1,017,396
                                                   ------------

Building & Building Supplies--0.8%
Johns Manville Corp.                  279,000         3,906,000
                                                   ------------
Building & Real Estate--1.0%
Rouse Co.                             226,900         4,821,625
                                                   ------------
Chemicals--4.4%
Cabot Corp.                           237,000         4,828,875
Great Lakes Chemical Corp.            173,000         6,606,438
Imperial Chemical Industries
  PLC (ADR)                           123,000         5,235,187
Octel Corp. *                         454,000         4,710,250
                                                   ------------
                                                     21,380,750
                                                   ------------
Consumer Non-Durable--0.5%
Reebok International, Ltd. *          275,000         2,251,562
                                                   ------------

Electric Utilities--7.0%
FirstEnergy Corp.                     330,000         7,486,875
Kansas City Power & Light Co.         187,000         4,125,687
Niagara Mohawk Holdings, Inc.       1,216,100        16,949,394
UniSource Energy Corp.                460,000         5,146,250
                                                   ------------
                                                     33,708,206
                                                   ------------
Energy & Resources--0.3%
Questar Corp.                          88,000         1,320,000
                                                   ------------

Exploration & Production--1.7%
Mitchell Energy & Development Corp.   373,600         8,056,050
                                                   ------------

Food Processing--0.4%
McCormick & Co., Inc.                  67,000         1,993,250
                                                   ------------

Holdings Company Diversified--3.7%
Loews Corp.                           295,000        17,902,812
Lonrho Africa PLC                     305,000           152,727
                                                   ------------
                                                     18,055,539
                                                   ------------

Hotels & Gaming--1.3%
Mandalay Resort Group *               308,000         6,198,500
                                                   ------------

Insurance--2.7%
Aetna, Inc.                            21,000         1,172,062
Berkley (W.R.) Corp.                   35,000           735,000
Leucadia National Corp.               217,000         5,018,125
Unitrin, Inc.                          56,000         2,110,500
White Mountains Insurance Group, Inc.  32,500         3,916,250
                                                   ------------
                                                     12,951,937
                                                   ------------
Media and Communications--3.9%
Chris-Craft Industries, Inc. *        216,300        15,600,638
Meredith Corp.                         77,000         3,209,937
                                                   ------------
                                                     18,810,575
                                                   ------------
Medical--1.1%
Smith and Nephew PLC                1,568,000         5,318,860
                                                   ------------

Mining--Gold--3.3%
Homestake Mining Co.                  372,000         2,906,250

                                       Number
                                     of Shares           Value
-----------------------------------------------------------------

-----------------------------------------------------------------
Newmont Mining Corp.                  526,000        $ 12,887,000
                                                     ------------
                                                       15,793,250
                                                     ------------
Oil & Gas--9.7%
Amerada Hess Corp.                    430,000          24,402,500
Kerr-McGee Corp.                       31,000           1,922,000
Murphy Oil Corp.                      184,000          10,557,000
Texaco, Inc.                          179,000           9,721,938
                                                     ------------
                                                       46,603,438
                                                     ------------
Paper & Forest Products--1.7%
Domtar, Inc.                          104,000           1,222,000
Plum Creek Timber Co., Inc.            14,000             350,000
Potlatch Corp.                          4,600             205,275
Weyerhaeuser Co.                       91,000           6,534,937
                                                     ============
                                                        8,312,212
                                                     ------------
Photography Equipment & Supplies--0.5%
Polaroid Corp.                        115,000           2,163,438
                                                     ------------

Publishing -  Newspapers--5.1%
New York Times Co.                    226,000          11,102,250
Washington Post Co.                    24,700          13,730,113
                                                     ------------
                                                       24,832,363
                                                     ------------
Publishing- Periodicals--0.1%
Reader's Digest Assn., Inc.            18,000             477,000
                                                     ------------

Railroads--0.7%
Canadian Pacific, Ltd.                164,000           3,536,250
                                                     ------------

Real Estate--0.0%
HomeFed Corp.*                        130,732             116,433
                                                     ------------

Retail--1.7%
J.C. Penney Company, Inc.              67,500           1,345,781
Petrie Stores Corp. *               1,373,000           3,432,500
Toys "R" Us, Inc. *                   251,000           3,592,438
                                                     ------------
                                                        8,370,719
                                                     ------------
Tobacco--1.0%
Philip Morris Cos., Inc.              198,000           4,591,125
                                                     ------------

Transportation-Sea Freight--0.9%
Overseas Shipholding Group, Inc.      303,000           4,488,188
                                                     ------------

TOTAL COMMON STOCK
   (Cost $234,962,329)                                259,074,666
                                                     ------------

-----------------------------------------------------------------
PREFERRED STOCK--5.5%
-----------------------------------------------------------------
Cleveland Electric Illum. 7.00%         10,500          1,052,625
Entergy Gulf States, Inc. 7.00%         12,965            645,009
Kemper Corp. 5.75%                      79,000          4,175,939
Niagara Mohawk Power Co.  6.50%         16,000            400,000
Niagara Mohawk Power Co.  7.50%          1,500             38,156
Niagara Mohawk Power Co.  7.00%          3,000             74,531
Owens- Illinois, Inc., 4.75%            55,000          1,718,750
Reckson Associates Realty Corp.
     7.625%                             20,500            407,438
Rouse Co.  $3                          295,000          9,624,375
Union Pacific Capital Trust 6.25%      202,500          8,429,063
                                                      -----------
TOTAL PREFERRED STOCK
  (Cost $31,114,414)                                   26,565,886
                                                      -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE FLEXIBLY MANAGED FUND


                                    Number of
                                     Contracts             Value
-------------------------------------------------------------------
OPTIONS--0.0%
-------------------------------------------------------------------
Motorola, Inc. $110, 01/22/00*            130              $ 5,687
Motorola, Inc. $130, 04/22/00*             60               48,750
Motorola, Inc. $95, 01/22/00*             130                1,625
Weyerhaeuser Co. $65, Call 01/22/00*     (135)            (104,625)
Weyerhaeuser Co. $75, 01/22/00*           130               56,063
                                                       -----------
TOTAL OPTIONS  (Cost $628,008)                               7,500
                                                       -----------

                                        Par
                                       (000)
-------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--4.8%
-------------------------------------------------------------------
U.S. Treasury Notes
5.875% [+] 02/15/00                    12,900           12,911,868
     6.125%, 07/31/00                   1,250            1,252,400
     6.250%, 04/30/01                   2,500            2,503,175
     6.250%, 10/31/01                   2,500            2,501,300
     5.875%, 09/30/02                   4,275            4,231,780
TOTAL U.S. TREASURY OBLIGATIONS
                                                       -----------
  (Cost $23,636,398)                                    23,400,523
                                                       -----------

-------------------------------------------------------------------
AGENCY OBLIGATIONS--7.1%
-------------------------------------------------------------------
FNMA
     6.375%,  01/16/02                  3,200            3,187,712
                                                        -----------
Tennessee Valley Authority
     5.880%,  04/01/36                 17,900           16,826,716
     5.980%,  04/01/36                  4,600            4,311,856
     6.235%,  07/15/45                  9,950            9,928,210
                                                       -----------
                                                        31,066,782
                                                       -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $36,238,664)                                    34,254,494
                                                       -----------


------------------------------------------------------------------
MEDIUM TERM NOTES--0.3%
------------------------------------------------------------------
FNMA
    5.370%,  02/07/01
   (Cost $1,576,000)                    1,600            1,581,840
                                                       -----------

                                                           Value
------------------------------------------------------------------
MUNICIPAL BONDS--0.6%
------------------------------------------------------------------
California State
    5.250%,  10/01/11
   (Cost $3,266,640)                    2,925            2,949,014
                                                       -----------

------------------------------------------------------------------
CORPORATE BONDS--0.8%
------------------------------------------------------------------
BellSouth Telecommunications
    5.850%,  11/15/45
   (Cost $3,776,250)                    3,800            3,780,088
                                                       -----------

------------------------------------------------------------------
CONVERTIBLE BONDS--15.8%
------------------------------------------------------------------
Arbor Software
     4.500%,  03/15/05                  1,350            1,282,500
Ciba Specialty Chemicals
     1.250%,  07/24/03                  1,630            1,342,713
Exide Corp.
     2.900%,  12/15/05                  1,250              643,763


                                         Par
                                        (000)              Value
------------------------------------------------------------------

------------------------------------------------------------------
HealthSouth Corp.
     3.250%,  04/01/03                  6,000          $ 4,650,960
Hilton Hotels Corp.
     5.000%,  05/15/06                 12,845            9,890,650
Homestake Mining Co.
     5.500%,  06/23/00                  7,325            7,091,699
     5.500%,  06/23/00                  2,385            2,309,038
Inco Ltd.
     5.750%,  07/01/04                 11,475           11,001,656
     7.750%,  03/15/16                    835              719,144
Kerr-McGee Corp.
     7.500%,  05/15/14                    540              505,575
Loews Corp.
     3.125%,  09/15/07                  8,750            7,201,862
Lonmin Finance PLC
     6.000%,  02/27/04                  4,070            6,685,377
McKesson Corp.
     4.500%,  03/01/04                  1,500            1,282,500
Ogden Corp.
     5.750%,  10/20/02                    250              206,562
Phycor, Inc.
     4.500%,  02/15/03                  3,250            1,706,250
Potomac Electric Power Co.
     5.000%,  09/01/02                  2,700            2,531,250
Rite Aid Corp.
     5.250%,  09/15/02                    820              562,208
Sepracor, Inc.
     7.000%,  12/15/05                  1,650            1,763,206
Teck Corp.
     3.750%,  07/15/06                  7,250            5,365,000
Texaco Capital, Inc.
     3.500%,  08/05/04                  1,450            1,432,774
Waste Management, Inc.
     4.000%,  02/01/02                  9,025            7,903,373
TOTAL CONVERTIBLE BONDS
                                                    --------------
   (Cost $78,669,146)                                   76,078,060
                                                    --------------

------------------------------------------------------------------
ZERO COUPON BONDS **--5.0%
------------------------------------------------------------------
Lennar Corp.
     4.496%,  07/29/18                  4,900            1,885,030
Motorola, Inc.
     2.244%,  09/27/13                  1,700            2,811,783
Pep Boys, Inc.
     4.927%,  09/20/11                  5,650            2,853,250
Roche Holdings, Inc. 144A
     5.510%,  05/06/12                 11,800            6,003,250
Times Mirror Co.
     4.461%,  04/15/17                 21,800           10,763,750
TOTAL ZERO COUPON BONDS
                                                    --------------
  (Cost $22,784,871)                                    24,317,063
                                                    --------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE FLEXIBLY MANAGED FUND

                                        Par
                                       (000)              Value
-------------------------------------------------------------------
COMMERCIAL PAPER--4.6%
-------------------------------------------------------------------
Ciesco LP
     6.050%,  01/18/00                  1,300          $ 1,296,286
Fcar Owner Trust
     6.400%,  01/11/00                 10,000            9,982,222
     6.460%,  01/12/00                  1,150            1,147,730
General Electric Capital Corp.
     6.100%,  01/26/00                  5,000            4,978,819
Minnesota Mining & Manufacturing Co.
     6.100%,  01/19/00                  4,570            4,556,062
                                                     -------------
TOTAL COMMERCIAL PAPER
   (Cost $21,961,119)                                   21,961,119
                                                     -------------
                                     Number
                                   of Rights
-------------------------------------------------------------------
RIGHTS--0.0%
-------------------------------------------------------------------
Hills Stores Co.*  (Cost $0)           93,000                  --
                                                     -------------

                                     Number
                                   of Shares
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.1%
-------------------------------------------------------------------
Temporary Investment Fund, Inc.
   (Cost $667,464)                    667,464              667,464
                                                     -------------

TOTAL INVESTMENTS--98.3%
  (Cost $459,281,303)   (a)                            474,637,717

OTHER ASSETS IN EXCESS
      OF LIABILITIES--1.7%                               8,217,799
                                                     -------------

NET ASSETS APPLICABLE TO 24,612,237
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING--100.0%                   $482,855,516
                                                      ============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                            $ 19.62
                                                      ============


----------------------------------------------
*  Non-Income Producing Security

** Effective Yield

[+]  - $1,101,012 market value held as collateral for the open option contracts

ADR  - American Depository Receipt

(a) At December 31, 1999, the cost for Federal income tax purposes was $460,216,727. Net unrealized appreciation was $14,420,990. This consisted of aggregated gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $54,230,510 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $39,809,520.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE INTERNATIONAL EQUITY FUND

                                       Number
                                      of Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK--96.2%
--------------------------------------------------------------------------------
Australia--0.5%
Telstra Corporation, Ltd.              188,000      $ 1,022,712
                                                    -----------

Finland--3.5%
Nokia Corp. (ADR)                       27,800        5,282,000
Sonera Oyj                              32,000        2,193,171
                                                    -----------
                                                      7,475,171
                                                    -----------
France--8.6%
Altran Technologies SA                   6,500        3,927,888
AXA                                     17,800        2,481,136
Compagnie Generale D'Industrie
  Et de Participations                  35,200        2,304,361
Dassault Systemes SA                    26,000        1,694,229
L'OREAL                                  2,000        1,604,391
LVMH (Louis Vuitton Moet Hennessy)       3,520        1,576,537
Scor SA                                 44,000        1,940,981
Total Fina SA-B                         15,035        2,006,383
Valeo SA                                14,000        1,080,068
                                                    -----------
                                                     18,615,974
                                                    -----------
Germany--4.0%
Allianz AG                               5,508        1,850,053
Bayerische Motoren
  Werke (BMW) AG                        41,600        1,275,778
Mannesmann AG                           17,000        4,116,024
Muenchener Rueckversicherungs
  Gesellschaft AG *                      5,604        1,427,951
                                                    -----------
                                                      8,669,806
                                                    -----------
Hong Kong--2.0%
Dah Sing Financial Group               172,100          686,319
Smartone Telecommunications
   Holdings, Ltd.                      315,000        1,519,586
Sun Hung Kai Properties, Ltd.          195,000        2,031,903
                                                    -----------
                                                      4,237,808
                                                    -----------
Ireland--1.7%
Allied Irish Banks PLC                 100,290        1,143,401
CRH PLC                                 49,021        1,055,563
Elan Corp. PLC  (ADR) *                 50,000        1,475,000
                                                    -----------
                                                      3,673,964
                                                    -----------
Italy--2.4%
ENI SpA                                240,000        1,319,771
Pirelli SpA                            315,000          864,513
Telecom Italia Mobile SpA              150,000        1,675,395
Telecom Italia SpA                     100,000        1,410,011
                                                    -----------
                                                      5,269,690
                                                    -----------
Japan--28.5%
Asatsu-DK, Inc.                         22,000        1,485,759
Fuji Photo Film Co.                     18,000          657,140
Hikari Tsushin, Inc.                     2,000        4,012,920
Honda Motor Co., Ltd.                   27,000        1,004,209
Hoya Corp.                              20,000        1,575,805
Mikuni Coca-Cola Bottling Co., Ltd    . 34,000          595,674
Murata Manufacturing Co., Ltd.          30,000        7,047,078
Nichiei Co., Ltd.                       31,800          690,966
Nintendo Co., Ltd.                      15,500        2,576,001
Nippon Telegraph & Telephone Corp.      20,000          342,566
Nomura Securities Co., Ltd.             38,000          686,209
NTT Data Corp.                         170,000        3,910,150

                                         Number
                                      of Shares         Value
----------------------------------------------------------------

----------------------------------------------------------------
NTT Mobile Communications
   Network, Inc.                       180,000      $ 6,923,754
Rohm Co. Ltd.                           19,000        7,810,512
Ryohin Keikaku Co., Ltd.                11,500        2,308,554
Secom Co., Ltd.                         13,000        1,431,438
Seven-Eleven Japan Co., Ltd.            15,000        2,378,389
Shohkoh Fund & Co.., Ltd.                4,300        1,702,408
Sony Corp.                              16,000        4,745,033
Takeda Chemical Industries              62,000        3,064,500
Tokyo Broadcasting System, Inc         .62,000        2,099,638
Tokyo Electronics, Ltd.                 26,000        3,562,690
Yasuda Fire & Marine
   Insurance Co. Ltd.                  145,000          820,299
                                                    -----------
                                                     61,431,692
                                                    -----------
Malaysia--0.3%
Malayan Banking Berhad                 160,000          568,414
                                                    -----------

Netherlands--8.8%
Aegon N.V.                              32,840        3,171,876
Aegon N.V. (ARS)                        21,126        2,017,533
ASM Lithography Holding N.V. *          31,500        3,499,295
Getronics N.V.                          36,400        2,903,495
Heineken N.V.                           32,000        1,560,520
Kempen & Co. N.V.                       27,000        1,074,126
Philips Electronics N.V.                15,780        2,145,533
Vendex N.V.                             46,933        1,247,891
Wolters Kluwer N.V.                     39,600        1,340,075
                                                    -----------
                                                     18,960,344
                                                    -----------
Norway--0.5%
Tomra Systems ASA                       57,900          982,397
                                                    -----------

Singapore--1.7%
Datacraft Asia, Ltd.                   110,000          913,000
Singapore Press Holdings, Ltd.         125,000        2,709,397
                                                    -----------
                                                      3,622,397
                                                    -----------
Spain--0.6%
Telefonica SA                           50,000        1,248,867
                                                    -----------

Sweden--7.3%
A-Com AB*                               51,600        1,176,587
Assa Abloy AB                          233,580        3,280,772
Connecta AB*                            15,000          511,283
Ericsson AB-B                           37,600        2,417,395
Framtidsfabriken AB*                     7,000        1,267,043
Hennes & Mauritz AB - B                102,000        3,416,784
Modern Times Group MTG AB-B*            25,900        1,284,650
Securitas AB-B                          79,700        1,442,619
Svenska Handelsbanken AB-A              72,600          913,047
                                                    -----------
                                                     15,710,180
                                                    -----------
Switzerland--7.4%
Credit Suisse Group                     23,000        4,571,689
Nestle SA                                1,040        1,905,219
Pharma Vision 2000 AG *                  1,000          709,665
Roche Holding AG                            83        1,355,272
Roche Holding AG - Genusschein             475        5,638,071
Schweizerische Rueckversicherungs
   Gesellschaft                            900        1,848,835
                                                    -----------
                                                     16,028,751
                                                    -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE INTERNATIONAL EQUITY FUND

                                  Number
                                 of Shares         Value
------------------------------------------------------------

------------------------------------------------------------
United Kingdom--18.4%
Amvescap PLC                       200,000      $ 2,326,032
BP Amoco PLC  (ADR)                 26,934        1,597,523
British Telecommunications PLC      90,000        2,199,554
Capita Group PLC                   107,000        1,953,059
CGU PLC                             53,941          869,131
Compass Group PLC                  272,000        3,734,574
Diageo PLC                          76,000          611,359
Dixons Group PLC                    95,000        2,284,923
Hays PLC                           125,000        1,990,857
HSBC Holdings PLC                  190,000        2,648,608
Invensys PLC                       296,360        1,613,254
Lloyds TSB Group PLC               125,000        1,563,812
Misys PLC                          190,640        2,971,629
Next PLC                           113,000        1,084,222
Provident Financial PLC             81,334          893,376
Rentokil Initial PLC               570,000        2,078,528
Schroders PLC                       65,000        1,308,232
Securicor PLC                      104,000          267,106
Smithkline Beecham PLC             100,000        1,276,087
Vodafone Group PLC                 485,095        2,403,613
WPP Group PLC                      245,000        3,882,293
                                               ------------
                                                 39,557,772
TOTAL COMMON STOCK
   (Cost $120,614,601)                          207,075,939
                                               ------------

------------------------------------------------------------
PREFERRED STOCK--1.3%
------------------------------------------------------------
Germany
SAP AG (Cost $1,335,841)             4,600        2,805,217
                                                -----------

                                   Par
                                  (000)            Value
------------------------------------------------------------
CONVERTIBLE BONDS--0.4%
------------------------------------------------------------
Salomon Smith Barney
     0.00%, 05/09/00
     (Cost $770,000)                   770          771,925
                                                -----------

                                   Number
                                of Warrants        Value
------------------------------------------------------------
WARRANTS--0.3%
------------------------------------------------------------
Muenchener Rueckversicherungs*         104            5,551
Zuercher Kantonalbank*             900,000          700,873
                                                -----------

TOTAL WARRANTS  (Cost $575,866)                     706,424
                                                -----------

------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.2%
------------------------------------------------------------
Temporary Cash Investment
  Fund, Inc.                     2,386,695        2,386,695
Temporary Investment Fund, Inc.  2,386,695        2,386,695
                                           ----------------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $4,773,390)                              4,773,390
                                           ----------------

TOTAL INVESTMENTS--100.4%
  (Cost $128,069,698) (a)                       216,132,895

LIABILITIES IN EXCESS
     OF OTHER ASSETS--(0.4)%                      (821,200)
                                           ----------------

                                                  Value
------------------------------------------------------------

------------------------------------------------------------
NET ASSETS APPLICABLE TO 8,039,879
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING--100.0%          $ 215,311,695
                                             =============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                    $ 26.78
                                             =============

--------------------------------------
*- Non-Income Producing Security

ADR - American Depository Receipt

ARS - American Registered Share

(a) At December 31, 1999, the cost for Federal income tax purposes was $128,069,698. Net unrealized appreciation was $88,063,197. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $91,007,056 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,943,859.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
                                   % of Market             Value
                                      Value                (000's)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Telecommunications                    17.8%             $  37,475
Electronics                           12.0%                25,311
Financial Services                     8.8%                18,451
Insurance                              7.8%                16,428
Pharmaceuticals                        6.1%                12,809
Retail Diversified                     6.1%                12,721
Computer Services                      4.7%                 9,886
Computer Software                      2.7%                 5,766
Metal Processors & Fabricators         2.7%                 5,585
Advertising                            2.6%                 5,368
Oil                                    2.3%                 4,924
Media Communications                   2.2%                 4,561
Beverages                              2.1%                 4,344
Diversified Commercial Services        2.1%                 4,336
Machinery - General Industry           2.0%                 4,116
Publishing                             1.9%                 4,049
Engineering Services                   1.9%                 3,928
Catering Services                      1.8%                 3,735
Automobile Manufacturing               1.6%                 3,360
Investment Companies                   1.4%                 3,036
Toys                                   1.2%                 2,576
Real Estate Development                1.0%                 2,032
Human Resources                        0.9%                 1,953
Diversified Food Products              0.9%                 1,905
Diversified Operations                 0.8%                 1,613
Cosmetics                              0.8%                 1,604
Optical Equipment                      0.8%                 1,576
Security Services                      0.7%                 1,443
Identification Services                0.7%                 1,431
Building Materials                     0.5%                 1,056
Recycling                              0.4%                   982
Tire & Rubber                          0.4%                   864
Photographic Equipment                 0.3%                   657
                                     -----              ---------
                                     100.0%             $ 209,881
                                     =====              =========

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE SMALL CAPITALIZATION FUND

                                                    Number
                                                  of Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK--86.6%
--------------------------------------------------------------------------------
Aerospace & Defense--0.7%
Alliant Techsystems, Inc.*                         5,000        $  311,562
                                                                ----------

Chemicals--5.4%
Cambrex Corp.                                     53,100         1,828,631
H.B. Fuller Company                                3,600           201,937
McWhorter Technologies, Inc.*                     24,000           384,000
                                                                ----------
                                                                 2,414,568
                                                                ----------
Computer Services & Software--4.7%
Analysts International Corp.                      12,600           157,500
Deltek Systems, Inc.*                                800            10,850
Policy Management Systems Corp.*                  22,100           564,931
Shared Medical Systems Corp.                      27,100         1,380,406
                                                                ----------
                                                                 2,113,687
                                                                ----------
Diversified Operations--1.4%
GP Strategies Corp.*                              20,600           126,175
Ruddick Corp.                                     15,000           232,500
Teleflex, Inc.                                     9,500           297,469
                                                                ----------
                                                                   656,144
                                                                ----------
Electronic Components--10.3%
BMC Industries, Inc.                              91,000           443,625
General Semiconductor, Inc.*                      52,600           746,262
Harman International Industries, Inc.             29,400         1,650,075
L-3 Communications Holdings, Inc.*                12,900           536,963
Pioneer-Standard Electronics, Inc.                27,100           392,103
Technitrol, Inc.                                   7,000           311,500
UCAR International, Inc.*                         29,900           532,594
                                                                ----------
                                                                 4,613,122
                                                                ----------
Foods--5.8%
Del Monte Foods Co.*                              97,700         1,202,931
Earthgrains Co.                                   40,700           656,288
International Home Foods, Inc.                    14,000           243,250
Performance Food Group Co.                        20,700           503,269
                                                                ----------
                                                                 2,605,738
                                                                ----------
Gas Transmission--0.6%
Eastern Enterprises                                4,500           258,469
                                                                ----------

Healthcare--7.4%
Corvel Corp.*                                     44,200         1,041,463
First Health Group Corp.*                         62,400         1,688,700
Trigon Healthcare, Inc.*                          21,000           619,500
                                                                ----------
                                                                 3,349,663
                                                                ----------
Human Resources--0.9%
Staff Leasing, Inc.*                              44,100           416,194
                                                                ----------

Insurance--8.1%
E. W. Blanch Holdings, Inc.                        7,600           465,500
Horace Mann Educators Corp.                       44,700           877,238
RenaissanceRe Holdings Ltd.                       44,500         1,818,938
Trenwick Group, Inc.                              28,380           480,686
                                                                ----------
                                                                 3,642,362
                                                                ----------

                                                 Number
                                               of Shares           Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Insurance - Life--1.6%
Annuity and Life Re (Holdings), Ltd.             27,400         $  714,113
                                                                ----------

Machinery--6.6%
Albany International Corp.*                      26,933            417,463
Baldor Electric Co.                              43,700            792,062
Lindsay Manufacturing Co.                        51,100            932,575
SPS Technologies, Inc.*                          25,900            827,181
                                                                ----------
                                                                 2,969,281
                                                                ----------
Manufacturing--3.5%
Carlisle Companies, Inc.                         14,400            518,400
Flowserve Corp.                                  16,200            275,400
Paxar Corp.*                                     92,350            779,203
                                                                ----------
                                                                 1,573,003
                                                                ----------
Medical Supplies and Equipment--7.2%
AmeriSource Health Corp.*                        90,700          1,377,506
DENTSPLY International, Inc.                     70,600          1,672,338
Vital Signs, Inc.                                 7,700            175,175
                                                                ----------
                                                                 3,225,019
                                                                ----------
Metal Components & Products--4.1%
Kaydon Corp.                                     24,700            662,269
Precision Castparts Corp.                        44,600          1,170,750
                                                                ----------
                                                                 1,833,019
                                                                ----------
Office Equipment & Services--2.4%
Wallace Computer Services, Inc.                  64,400          1,070,650
                                                                ----------

Oil & Gas--3.4%
Cabot Oil & Gas Corp.                            42,500            682,656
St. Mary Land & Exploration Co.                  34,800            837,375
                                                                ----------
                                                                 1,520,031
                                                                ----------
Publishing--1.1%
Houghton Mifflin Co.                             11,500            485,156
                                                                ----------

Retail--6.9%
MSC Industrial Direct Co. Inc.*                 114,500          1,517,125
Regis Corp.                                      26,400            496,650
ShopKo Stores, Inc.*                             48,500          1,115,500
                                                                ----------
                                                                 3,129,275
                                                                ----------
Services--1.3%
Tetra Tech, Inc.*                                39,225            605,536
                                                                ----------

Textiles & Apparel--2.2%
G & K Services, Inc.                             30,600            982,069
                                                                ----------

Transportation--1.0%
Interpool, Inc.                                  59,200            440,300
                                                                ----------

TOTAL COMMON STOCK
    (Cost $39,596,739)                                          38,928,961
                                                                ----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE SMALL CAPITALIZATION FUND

                                                  Par
                                                 (000)           Value
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--6.4%
--------------------------------------------------------------------------------
Federal Home Loan Bank Discount Notes
    5.600%, 01/21/00                             1,400        $ 1,395,644
                                                              -----------

Freddie Mac Discount Note
    5.590%, 01/27/00                             1,500          1,493,944
                                                              -----------

TOTAL AGENCY OBLIGATIONS
    (Cost $2,889,588)                                           2,889,588
                                                              -----------

                                                Number
                                              of Shares
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.5%
--------------------------------------------------------------------------------
Temporary Investment Fund, Inc.
    (Cost $1,997,796)                         1,997,796         1,997,796
                                                             ------------
TOTAL INVESTMENTS--97.5%
  (Cost $44,484,123) (a)                                       43,816,345

OTHER ASSETS IN EXCESS
     OF LIABILITIES--2.5%                                       1,122,473
                                                             ------------

NET ASSETS APPLICABLE TO 3,554,827
     SHARES OF COMMON STOCK ISSUED
     AND OUTSTANDING--100.0%                                 $ 44,938,818
                                                             ============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                                  $ 12.64
                                                             ============

-------------------------------------------------------------

*  Non-Income Producing Security

(a) At December 31, 1999, the cost for Federal income tax purposes was $44,585,053. Net unrealized depreciation was $768,708. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,992,717 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,761,425.

The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999
THE EMERGING GROWTH FUND

                                               Number
                                              of Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK--98.4%
--------------------------------------------------------------------------------
Advertising--0.8%
Lamar Advertising Co.*                        23,500        $ 1,421,016
                                                            -----------

Broadcast/Media--7.8%
AMFM, Inc.*                                   15,700          1,228,525
Citadel Communications Corp.*                 24,600          1,595,925
Classic Communications, Inc.*                    100              3,669
Cox Radio, Inc. *                             16,000          1,596,000
Cumulus Media, Inc. *                          3,900            197,681
Entercom Communications Corp. *               24,700          1,630,200
Emmis Communications Corp.*                    9,000          1,121,906
Hispanic Broadcasting Corp.*                  14,800          1,364,837
Infinity Broadcasting Corp. *                 70,600          2,554,837
Spanish Broadcasting System, Inc.*            39,000          1,562,437
Univision Communications, Inc.*               11,500          1,175,156
Wink Communications, Inc. *                    2,100            126,066
XM Satellite Radio Holdings, Inc.*             2,250             86,203
                                                            -----------
                                                             14,243,442
                                                            -----------
Brokerage--2.0%
Knight/Trimark Group, Inc.*                   79,900          3,672,903
Web Street, Inc.*                              2,550             31,556
                                                            -----------
                                                              3,704,459
                                                            -----------
Communications Services--1.5%
American Tower Corp.*                         62,700          1,916,269
Metromedia Fiber Network, Inc.*               19,000            910,219
Tritel, Inc. *                                   200              6,338
                                                            -----------
                                                              2,832,826
                                                            -----------
Computer - Data Processing--0.9%
Acxiom Corp.*                                 46,700          1,122,259
Fiserv, Inc.*                                 11,800            451,350
                                                            -----------
                                                              1,573,609
                                                            -----------
Computer - Internet - Content Service--7.0%
Autoweb.com, Inc. *                           70,200            763,425
24/7 Media, Inc.*                             42,100          2,362,862
About.com, Inc.*                              14,750          1,321,047
CMGI, Inc. *                                   1,800            498,319
Egreetings Network, Inc.*                        350              3,555
El Sitio, Inc.*                                3,600            132,525
InfoSpace.com, Inc. *                         13,300          2,845,784
The Knot, Inc.*                                  300              2,531
MedicaLogic, Inc.*                               400              8,462
MyPoints.com, Inc. *                           3,600            267,187
NaviSite, Inc.*                               17,350          1,733,916
NBC Internet, Inc.*                            7,500            579,375
NetCreations, Inc. *                           2,900            125,516
SportsLine USA, Inc.*                         43,400          2,172,712
Webstakes.com, Inc. *                          4,400             87,313
                                                            -----------
                                                             12,904,529
                                                            -----------
Computer - Internet - Services & Software--20.7%
AppliedTheory Corp. *                         10,300            285,181
Bluestone Software, Inc. *                    16,400          1,878,312

                                               Number
                                             of Shares          Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Brio Technology, Inc. *                       30,700        $ 1,285,562
BroadVision, Inc. *                           11,500          1,955,719
C-bridge Internet Solutions, Inc. *            1,400             68,687
Clarent Corp. *                               15,700          1,219,694
Concentric Network Corp.*                     49,100          1,509,825
Covad Communications Group, Inc.*             23,500          1,310,859
CyberSource Corp.*                             8,700            451,856
DSL.net, Inc.*                                31,850            460,830
EarthLink Network, Inc.*                      13,300            566,497
eCollege.com, Inc.*                            1,300             14,259
eSPEED, Inc. *                                 5,700            203,241
GRIC Communications, Inc.*                     2,050             52,083
Internap Network Services Corp. *              5,400            933,525
Intraware, Inc. *                             14,900          1,189,206
ITXC Corp.*                                   26,700            891,112
Liquid Audio, Inc. *                          28,900            758,625
Keynote Systems, Inc.*                         7,500            545,625
National Information Consortium, Inc.         27,450            885,262
Netcentives, Inc. *                            9,600            598,800
Netopia, Inc.*                                11,300            616,909
Network Solutions, Inc.*                      30,100          6,549,572
pcOrder.com, Inc. *                           14,900            758,969
Primus Knowledge Solutions, Inc.*              9,650            436,964
PC-Tel, Inc.*                                 20,750          1,090,672
Proxicom, Inc. *                              15,400          1,912,969
PSINet, Inc.*                                 15,700            970,947
Ramp Networks, Inc.*                          45,800            701,313
RealNetworks, Inc.*                           10,600          1,276,306
RSA Security, Inc.*                            8,100            627,497
Scient Corp.*                                 13,800          1,188,094
Silknet Software, Inc. *                      13,900          2,291,762
Verio, Inc.*                                  29,200          1,349,587
Vignette Corp. *                               7,050          1,148,930
Xpedior, Inc. *                                1,550             44,611
                                                         --------------
                                                             38,029,862
                                                         --------------

Computer - Network Services & Software--2.7%
Cobalt Networks, Inc.*                          800              86,150
Extreme Networks, Inc.*                      12,300           1,028,587
Foundry Networks, Inc. *                      3,300             995,362
Legato Systems, Inc.*                        20,800           1,430,650
Network Appliance, Inc.*                     11,400             946,556
SanDisk Corp.*                                5,100             488,962
                                                         --------------
                                                              4,976,267
                                                         --------------
Computer - Prepackaged Software--1.2%
Informatica Corp. *                          12,400           1,305,100
Scientific Learning Corp. *                  23,650             867,659
                                                         --------------
                                                              2,172,759
                                                         --------------
Computer Services & Software--23.9%
Activision, Inc. *                          109,700           1,686,637
Aspect Development, Inc. *                   23,500           1,612,687

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE EMERGING GROWTH FUND

                                            Number
                                          of Shares             Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BEA Systems, Inc.*                          70,600          $ 4,944,206
The BISYS Group, Inc. *                     12,400              808,325
Broadbase Software, Inc *                   15,700            1,756,437
Business Objects S.A. (ADR)*                15,200            2,020,650
Check Point Software Technologies, Ltd.*     4,900              973,875
Digex, Inc. *                               27,300            1,870,050
Exchange Applications, Inc.*                47,900            2,655,456
Extended Systems, Inc. *                     6,500              309,156
FileNET Corp.*                              13,900              357,925
HNC Software, Inc. *                        12,100            1,282,222
Immersion Corporation*                       3,350              128,766
Interactive Intelligence, Inc. *            26,500              703,906
ISS Group, Inc.*                            32,600            2,316,637
Macromedia, Inc.*                           29,200            2,135,250
McAfee.Com Corp. *                             450               20,475
Mercury Interactive Corp.*                  15,100            1,630,328
NetIQ Corp. *                               62,550            3,303,422
NetScout Systems, Inc. *                    50,900            1,584,262
OnDisplay, Inc. *                              500               45,188
Peregrine Systems, Inc.*                    25,600            2,152,800
Research in Motion Ltd. *                    6,800              313,438
Sagent Technology, Inc.*                    41,000            1,226,156
Sapient Corp. *                              9,300            1,310,428
Segue Software, Inc. *                       6,600              166,650
Siebel Systems, Inc. *                      15,100            1,270,288
Silicon Storage Technology, Inc.*           30,400            1,256,850
TIBCO Software, Inc. *                       6,300              964,294
TSI International Software Ltd.*            24,100            1,363,156
VA Linux Systems, Inc. *                       600              124,163
VERITAS Software Corp.*                      9,900            1,416,628
Vitria Technology, Inc. *                      950              222,597
                                                          -------------
                                                             43,933,308
                                                          -------------
Electronic Components--6.0%
Applied Micro Circuits Corp.*                5,300              675,088
Caliper Technologies Corp. *                   200               13,338
Conexant Systems, Inc.*                     26,200            1,734,931
Cree Research, Inc.*                        21,400            1,821,675
Gemstar International Group, Ltd.*          13,200              939,675
Lattice Semiconductor Corp. *               12,900              610,734
Macrovision Corp.*                          12,100              892,375
Metalink Ltd. *                                950               19,000
MIPS Technologies, Inc.*                    19,900            1,036,666
Power Integrations, Inc.*                   25,600            1,215,200
RF Micro Devices, Inc.*                      6,800              464,313
Sawtek, Inc.*                               20,500            1,365,172
Zoran Corp. *                                3,250              182,711
                                                          -------------
                                                             10,970,878
                                                          -------------
Financial Services--0.7%
Financial Federal Corp.*                    32,300              736,844
NextCard, Inc.*                             20,600              593,538
                                                          -------------
                                                              1,330,382
                                                          -------------

                                            Number
                                          of Shares           Value
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Hotels & Motels--0.7%
Four Seasons Hotels, Inc.                   24,400          $ 1,299,300
                                                          -------------

Human Resources--0.5%
HotJobs.com, Ltd. *                          8,050              353,194
On Assignment, Inc.*                        21,100              627,066
                                                          -------------
                                                                980,260
                                                          -------------
Manufacturing--0.8%
SurModics, Inc.*                            49,400            1,506,700
                                                          -------------

Medical - Biomedical--1.4%
Maxygen , Inc. *                               150               10,706
Protein Design Labs, Inc. *                 15,400            1,078,963
Visible Genetics, Inc. *                    50,300            1,496,425
                                                          -------------
                                                              2,586,094
                                                          -------------
Medical Supplies & Equipment--2.8%
Cytyc Corp.*                                28,300            1,730,722
MedImmune, Inc.*                            11,500            1,906,844
ResMed, Inc. *                              34,700            1,448,725
                                                          -------------
                                                              5,086,291
                                                          -------------
Real Estate--0.7%
Pinnacle Holdings, Inc.*                    28,600            1,222,650
                                                          -------------

Retail--1.7%
American Eagle Outfitters, Inc. *           21,100              949,500
Factory 2-U Stores, Inc. *                  33,500              961,031
ValueVision International, Inc.*            19,600            1,123,938
                                                          -------------
                                                              3,034,469
                                                          -------------
Retail - Internet--1.1%
Expedia, Inc.  *                            11,300              396,206
FreeMarkets, Inc. *                            100               34,141
MotherNature.com, Inc. *                     2,700               19,575
Ticketmaster Online-CitySearch, Inc         30,400            1,169,450
VitaminShoppe.com, Inc. *                   38,700              348,300
                                                          -------------
                                                              1,967,672
                                                          -------------
Retail Merchandising--0.6%
Bed, Bath & Beyond, Inc.*                   33,500            1,160,984
                                                          -------------

Semiconductors--0.5%
Integrated Device Technology, Inc.          29,500              854,578
                                                          -------------

Service - Commercial--1.2%
eBenX, Inc. *                                3,000              135,938
MemberWorks, Inc. *                         18,400              610,075
Student Advantage, Inc.*                    63,500            1,398,984
                                                          -------------
                                                              2,144,997
                                                          -------------
Telecommunications--9.7%
Allegiance Telecom, Inc.*                   23,200            2,131,500
Aware, Inc. *                               28,200            1,034,588
CapRock Communications Corp.*               26,500              859,594
Copper Mountain Networks, Inc.*             31,400            1,526,825

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS--DECEMBER 31, 1999 (Continued)
THE EMERGING GROWTH FUND

--------------------------------------------------------------------------------
                                            Number
                                          of Shares           Value
--------------------------------------------------------------------------------
Crown Castle International Corp. *          27,500         $  881,719
Digital Lightwave, Inc.*                    20,200          1,291,538
Ditech Communications Corp.*                11,050          1,031,794
EchoStar Communications Corp.*              19,900          1,937,763
Efficient Networks, Inc.*                   12,000            815,625
Electric Lightwave, Inc.*                   56,100          1,037,850
iBasis, Inc. *                               1,650             47,644
Infonet Services Corp. *                     1,300             34,125
Korea Thrunet Co., Ltd. *                      150             10,181
KPNQwest N.V.*                                 150              9,581
McLeodUSA, Inc.*                            28,900          1,699,681
PanAmSat Corp.*                             17,800          1,054,094
Primus Telecommunications Group, Inc.       26,200          1,002,150
Viatel, Inc.*                               19,000          1,017,688
Z-Tel Technologies, Inc. *                   8,150            324,472
                                                        -------------
                                                           17,748,412
                                                        -------------
Therapeutics--1.0%
Medarex, Inc. *                             27,400          1,021,506
Pharmacyclics, Inc. *                       19,300            798,538
Tularik, Inc. *                                100              3,241
                                                        -------------
                                                            1,823,285
                                                        -------------
Transportation Services--0.5%
Forward Air Corp. *                         22,000            953,563
                                                        -------------

TOTAL COMMON STOCK
    (Cost $95,631,022)                                    180,462,592
                                                        -------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.0%
--------------------------------------------------------------------------------
Temporary Cash Investment Fund, Inc.     3,661,370          3,661,370
Temporary Investment Fund, Inc.          3,661,369          3,661,369
                                                        -------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $7,332,739)                                         7,322,739
                                                        -------------

TOTAL INVESTMENTS --102.4%
 (Cost $102,953,761) (a)                                  187,785,331

LIABILITIES IN EXCESS
     OF OTHER ASSETS --(2.4)%                              (4,371,839)
                                                        -------------

NET ASSETS APPLICABLE TO 3,692,212
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING-- 100.0%                    $ 183,413,492
                                                        =============

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                               $ 49.68
                                                        =============

----------------------------------------
*  Non-Income Producing Security

ADR - American Depository Receipt


(a) At December 31, 1999, the cost for Federal income tax purposes was $103,285,947. Net unrealized appreciation was $84,499,385. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $85,634,432 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,135,047.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                Money           Quality        High Yield
                                                                             Market Fund       Bond Fund        Bond Fund
                                                                             -------------   -------------   --------------

Investment Income:
Dividends                                                                             0                 0       $   641,974
Interest                                                                      3,502,830         3,341,966         6,437,357
Foreign tax withheld                                                               --                --                --
                                                                            -----------       -----------       -----------
       Total investment income                                                3,502,830         3,341,966         7,079,331
                                                                            -----------       -----------       -----------

Expenses:
Investment advisory fees                                                        263,557           251,361           355,521
Administration fees                                                              98,834            83,787           106,656
Accounting fees                                                                  49,417            41,893            53,328
Custodian fees and expenses                                                      33,233            32,438            30,059
Other expenses                                                                   29,346            23,180            56,859
                                                                            -----------       -----------       -----------
       Total expenses                                                           474,387           432,659           602,423
                                                                            -----------       -----------       -----------
Net investment income
(loss)                                                                        3,028,443         2,909,307         6,476,908
                                                                            -----------       -----------       -----------

Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) on investment transactions                             (11)       (1,147,059)         (966,001)
    Net realized foreign exchange gain (loss)                                      --                --              10,452
    Change in net unrealized appreciation/depreciation of investments,
       futures contracts and foreign currency related items                        --          (1,766,359)       (2,556,873)
                                                                            -----------       -----------       -----------
Net realized and unrealized gain (loss) on investments                              (11)       (2,913,418)       (3,512,422)
                                                                            -----------       -----------       -----------

Net Increase (Decrease) in Net Assets Resulting from Operations             $ 3,028,432       ($    4,111)      $ 2,964,486
                                                                            ===========       ===========       ===========


PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                               Flexibly
                                                                             Growth            Value            Managed
                                                                           Equity Fund      Equity Fund          Fund
                                                                          --------------   --------------    --------------
Investment Income:
Dividends                                                                 $   1,021,901     $   4,160,521     $   9,391,491
Interest                                                                        331,859         1,104,024        11,002,237
Foreign tax withheld                                                               --             (29,256)          (87,779)
                                                                          -------------     -------------     -------------
       Total investment income                                                1,353,760         5,235,289        20,305,949
                                                                          -------------     -------------     -------------

Expenses:
Investment advisory fees                                                      1,076,233         1,591,815         2,531,597
Administration fees                                                             342,077           477,544           759,479
Accounting fees                                                                 139,026           180,216           236,896
Custodian fees and expenses                                                      38,645            45,422            98,702
Other expenses                                                                   75,037           128,443           214,394
                                                                          -------------     -------------     -------------
       Total expenses                                                         1,671,018         2,423,440         3,841,068
                                                                          -------------     -------------     -------------
Net investment income (loss)                                                   (317,258)        2,811,849        16,464,881
                                                                          -------------     -------------     -------------

Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) on investment transactions                      36,418,555        42,805,661        39,424,852
    Net realized foreign exchange gain (loss)                                      --                --            (124,109)
    Change in net unrealized appreciation/depreciation of investments,
       futures contracts and foreign currency related items                  35,595,833       (47,874,025)      (20,796,482)
                                                                          -------------     -------------     -------------
Net realized and unrealized gain (loss) on investments                       72,014,388        (5,068,364)       18,504,261
                                                                          -------------     -------------     -------------

Net Increase (Decrease) in Net Assets Resulting from Operations           $  71,697,130     ($  2,256,515)    $  34,969,142
                                                                          =============     =============     =============

                                                                                                  Small               Emerging
                                                                             International    Capitalization           Growth
                                                                              Equity Fund          Fund                 Fund
                                                                            --------------    --------------       ------------
Investment Income:
Dividends                                                                   $   2,008,615       $     356,273       $      33,100
Interest                                                                          211,793             274,668             265,653
Foreign tax withheld                                                             (126,000)               --                  (442)
                                                                            -------------       -------------       -------------
       Total investment income                                                  2,094,408             630,941             298,311
                                                                            -------------       -------------       -------------

Expenses:
Investment advisory fees                                                        1,234,994             214,871             623,468
Administration fees                                                               246,999              64,461             125,665
Accounting fees                                                                   123,799              32,231              60,554
Custodian fees and expenses                                                        94,627              18,303              39,302
Other expenses                                                                     71,645              19,883              22,586
                                                                            -------------       -------------       -------------
       Total expenses                                                           1,772,064             349,749             871,575
                                                                            -------------       -------------       -------------
Net investment income
(loss)                                                                            322,344             281,192            (573,264)
                                                                            -------------       -------------       -------------

Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) on investment transactions                        19,001,539          (1,244,532)         32,707,632
    Net realized foreign exchange gain (loss)                                   1,126,546                --                  --
    Change in net unrealized appreciation/depreciation of investments,
       futures contracts and foreign currency related items                    49,269,342             447,493          73,393,403
                                                                            -------------       -------------       -------------
Net realized and unrealized gain (loss) on investments                         69,397,427            (797,039)        106,101,035
                                                                            -------------       -------------       -------------

Net Increase (Decrease) in Net Assets Resulting from Operations             $  69,719,771       ($    515,847)      $ 105,527,771
                                                                            =============       =============       =============

   The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   Money Market Fund                  Quality Bond Fund
                                                           --------------------------------     ----------------------------------
                                                               Year              Year               Year              Year
                                                               ended             ended             ended              ended
                                                             12/31/99          12/31/98           12/31/99          12/31/98
                                                             --------          --------           --------          --------
Increase (Decrease) in Net Assets:
Operations:
Net investment income(loss)                                $  3,028,443       $  2,216,043       $  2,909,307       $  2,407,257
Net realized gain (loss) on investment transactions                 (11)      ($       992)      ($ 1,147,059)      $  1,533,022
Net realized foreign exchange gain (loss)                          --                 --                 --                 --
Net change in unrealized appreciation/depreciation of
   investments, futures contracts and
   foreign currency related items                                  --                 --         ($ 1,766,359)      $    487,720
                                                           ------------       ------------       ------------       ------------
      Net increase (decrease) in net assets
        resulting from operations                          $  3,028,432       $  2,215,051       ($     4,111)      $  4,427,999
                                                           ------------       ------------       ------------       ------------

Distributions to Shareholders from:
Net investment income                                      ($ 3,028,443)      ($ 2,216,043)              --         ($ 2,407,257)
Net realized capital gains                                         --                 --                 --         ($ 1,568,759)
In excess of net investment income                                 --                 --                 --         ($     1,623)
                                                           ------------       ------------       ------------       ------------
      Total distributions                                  ($ 3,028,443)      ($ 2,216,043)      $       --         ($ 3,977,639)
                                                           ------------       ------------       ------------       ------------

Capital Share Transactions:
   Net increase/(decrease) in net assets from
    capital share transaction                              $ 32,954,893       $ 16,151,030       $  2,473,540       $ 12,977,718
                                                           ------------       ------------       ------------       ------------

Total Increase/Decrease in Net Assets                      $ 32,954,882       $ 16,150,038       $  2,469,429       $ 13,428,078

Net Assets, beginning of year                              $ 53,626,422       $ 37,476,384       $ 53,505,106       $ 40,077,028
                                                           ------------       ------------       ------------       ------------

Net Assets, end of year                                    $ 86,581,304       $ 53,626,422       $ 55,974,535       $ 53,505,106
                                                           ============       ============       ============       ============

                                                                      Value Equity Fund                Flexibly Managed Fund
                                                           ----------------------------------    -----------------------------------
                                                               Year               Year                 Year               Year
                                                               ended             ended                ended              ended
                                                              12/31/99          12/31/98             12/31/99           12/31/98
                                                              --------          --------             --------           --------
Increase (Decrease) in Net Assets:
Operations:
Net investment income(loss)                                $   2,811,849      $   4,186,893       $  16,464,881       $  15,107,764
Net realized gain (loss) on investment transactions        $  42,805,661      $  27,331,911       $  39,424,852       $  55,261,526
Net realized foreign exchange gain (loss)                           --                 --         ($    124,109)      ($      7,284)
Net change in unrealized appreciation/depreciation of
   investments, futures contracts and
   foreign currency related items                           ($47,874,025)     ($  3,543,595)      ($ 20,796,482)      ($ 39,212,128)
                                                           -------------      -------------       -------------       -------------
      Net increase (decrease) in net assets
       resulting from operations                           ($2,256,515 )      $  27,975,209       $  34,969,142       $  31,149,878
                                                           -------------      -------------       -------------       -------------

Distributions to Shareholders from:
Net investment income                                               --        ($  4,186,893)               --         ($ 15,107,764)
Net realized capital gains                                          --        ($ 27,362,963)               --         ($ 55,129,786)
In excess of net investment income                                  --                 --                  --         ($    363,128)
                                                           -------------      -------------       -------------       -------------
      Total distributions                                  $        --       ($ 31,549,856)      $         --        ($ 70,600,678)
                                                           -------------      -------------       -------------       -------------

Capital Share Transactions:
   Net increase/(decrease) in net assets
    from capital share transactions                        ($42,284,926 )     $  36,092,709       ($ 97,599,198)      $  68,797,648
                                                           -------------      -------------       -------------       -------------

Total Increase/Decrease in Net Assets                      ($44,541,441 )     $  32,518,062       ($ 62,630,056)      $  29,346,848

Net Assets, beginning of year                              $ 335,478,530      $ 302,960,468       $ 545,485,572       $ 516,138,724
                                                           -------------      -------------       -------------       -------------

Net Assets, end of year                                    $ 290,937,089      $ 335,478,530       $ 482,855,516       $ 545,485,572
                                                           =============      =============       =============       =============

                                                                High Yield Bond Fund                      Growth Equity Fund
                                                          -------------------------------------     ------------------------------
                                                             Year                 Year                 Year               Year
                                                             ended               ended                 ended              ended
                                                           12/31/99             12/31/98             12/31/99           12/31/98
                                                           --------             --------             --------           --------

Increase (Decrease) in Net Assets:
Operations:
Net investment income(loss)                              $   6,476,908       $   5,413,458       ($    317,258)      $     131,289
Net realized gain (loss) on investment transactions      ($    966,001)      ($     34,795)      $  36,418,555       $  20,481,154
Net realized foreign exchange gain (loss)                $      10,452                --                  --                  --
Net change in unrealized appreciation/depreciation of
   investments, futures contracts and
   foreign currency related items                        ($  2,556,873)      ($  2,434,085)      $  35,595,833       $  36,064,087
                                                         -------------       -------------       -------------       -------------
      Net increase (decrease) in net assets
         resulting from operations                       $   2,964,486       $   2,944,578       $  71,697,130       $  56,676,530
                                                         -------------       -------------       -------------       -------------

Distributions to Shareholders from:
Net investment income                                             --         ($  5,413,458)               --         ($    131,289)
Net realized capital gains                                        --                  --                  --         ($ 20,497,332)
In excess of net investment income                                --         ($      6,598)               --                  --
                                                         -------------       -------------       -------------       -------------
      Total distributions                                $        --       ($  5,420,056)      $        --         ($ 20,628,621)
                                                         -------------       -------------       -------------       -------------

Capital Share Transactions:
   Net increase/(decrease) in net assets from
    capital share transactions                           ($  2,039,800)      $  12,341,048       $  16,873,525       $  23,585,734
                                                         -------------       -------------       -------------       -------------

Total Increase in Net Assets                             $     924,686       $   9,865,570       $  88,570,655       $  59,633,643

Net Assets, beginning of year                            $  69,003,234       $  59,137,664       $ 195,691,889       $ 136,058,246
                                                         -------------       -------------       -------------       -------------

Net Assets, end of year                                  $  69,927,920       $  69,003,234       $ 284,262,544       $ 195,691,889
                                                         =============       =============       =============       =============

                                                                 International Equity Fund           Small Capitalization Fund
                                                            ---------------------------------      -------------------------------
                                                                Year               Year               Year                 Year
                                                               ended              ended              ended                ended
                                                              12/31/99           12/31/98            12/31/99            12/31/98
                                                              --------           --------            --------            --------
Increase (Decrease) in Net Assets:
Operations:
Net investment income(loss)                                $     322,344      $     647,444      $     281,192       $     274,511
Net realized gain (loss) on investment transactions        $  19,001,539      $   5,177,853      ($  1,244,532)      $     712,102
Net realized foreign exchange gain (loss)                  $   1,126,546      $     114,386               --                  --
Net change in unrealized appreciation/depreciation of
   investments, futures contracts and
   foreign currency related items                          $  49,269,342      $  18,456,661      $     447,493       ($  5,286,799)
                                                           -------------      -------------      -------------       -------------
      Net increase (decrease) in net assets
       resulting from operations                           $  69,719,771      $  24,396,344      ($    515,847)      ($  4,300,186)
                                                           -------------      -------------      -------------       -------------

Distributions to Shareholders from:
Net investment income                                               --        ($    647,444)              --         ($    274,511)
Net realized capital gains                                          --        ($  4,938,505)              --         ($    711,962)
In excess of net investment income                                  --        ($    769,506)              --                  --
                                                           -------------      -------------      -------------       -------------
      Total distributions                                  $        --       ($  6,355,455)     $        --        ($    986,473)
                                                           -------------      -------------      -------------       -------------

Capital Share Transactions:
   Net increase/(decrease) in net assets
    from capital share transactions                        ($  8,230,284)     $   6,143,763      $   1,819,825       $  10,195,405
                                                           -------------      -------------      -------------       -------------

Total Increase in Net Assets                               $  61,489,487      $  24,184,652      $   1,303,978       $   4,908,746

Net Assets, beginning of year                              $ 153,822,208      $ 129,637,556      $  43,634,840       $  38,726,094
                                                           -------------      -------------      -------------       -------------

Net Assets, end of year                                    $ 215,311,695      $ 153,822,208      $  44,938,818       $  43,634,840
                                                           =============      =============      =============       =============





                                                               Emerging Growth Fund
                                                           ----------------------------------
                                                               Year                 Year
                                                              ended                ended
                                                             12/31/99            12/31/98
                                                             --------            --------
Increase (Decrease) in Net Assets:
Operations:
Net investment income(loss)                                ($    573,264)      ($    174,741)
Net realized gain (loss) on investment transactions        $  32,707,632       ($  2,191,288)
Net realized foreign exchange gain (loss)                           --                  --
Net change in unrealized appreciation/depreciation of
   investments, futures contracts and
   foreign currency related items                          $  73,393,403       $  10,934,484
                                                           -------------       -------------
      Net increase (decrease) in net assets
       resulting from operations                           $ 105,527,771       $   8,568,455
                                                           -------------       -------------

Distributions to Shareholders from:
Net investment income                                               --                  --
Net realized capital gains                                          --         ($      8,966)
In excess of net investment income                                  --                  --
                                                           -------------       -------------
      Total distributions                                  $        --        ($      8,966)
                                                           -------------       -------------

Capital Share Transactions:
   Net increase/(decrease) in net assets from
    capital share transactions                             $  39,222,039       $  12,162,475
                                                           -------------       -------------

Total Increase in Net Assets                               $ 144,749,810       $  20,721,964

Net Assets, beginning of year                              $  38,663,682       $  17,941,718
                                                           -------------       -------------

Net Assets, end of year                                    $ 183,413,492       $  38,663,682
                                                           =============       =============




   The accompanying notes are an integral part of these financial statements.

                                     26 & 27

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MONEY MARKET FUND
For a Share Outstanding During the Year


                                                                       Year ended December 31,
                                             ---------------------------------------------------------------------------
                                               1999            1998            1997            1996            1995
                                               ----            ----            ----            ----            ----
Net asset value, beginning of year           $ 1.00           $ 1.00          $ 1.00          $ 1.00          $  1.00
                                             -------          -------         -------         -------          -------

Income from investment operations:
Net investment income                        0.0456           0.0489          0.0503          0.0489           0.0538
                                             -------          -------         -------         -------          -------

   Total from investment operations          0.0456           0.0489          0.0503          0.0489           0.0538
                                             -------          -------         -------         -------          -------

Less dividends:
Dividends from net investment income        (0.0456)         (0.0489)        (0.0503)        (0.0489)         (0.0538)
                                             -------          -------         -------         -------          -------

   Total dividends                          (0.0456)         (0.0489)        (0.0503)        (0.0489)         (0.0538)
                                             -------          -------         -------         -------          -------

Net asset value, end of year                 $  1.00          $  1.00         $  1.00         $  1.00          $  1.00
                                             =======          =======         =======         =======          =======

   Total return                                4.66%            5.00%           5.15%           5.00%            5.51%

Ratios/Supplemental data:
Net assets, end of year (in
thousands)                                   $86,581          $53,626         $37,476         $34,501          $24,726
                                             =======          =======         =======         =======          =======

Ratio of expenses to average net assets        0.72%            0.72%           0.70%          0.73%(a)         0.69%(a)
                                             =======          =======         =======         =======          =======

Ratio of net investment income
   to average net assets                       4.60%            4.88%           5.04%          4.88%(a)         5.37%(a)
                                             =======          =======         =======         =======          =======

---------------------------------------------------------------------------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.74% and 0.74%, and the ratio of net investment income to average net assets would have been 4.87% and 5.32% for the years ended December 31, 1996 and 1995, respectively.


------------------------------------------------------------------------------------------------------------------------------------
THE QUALITY BOND FUND
For a Share Outstanding During the Year

                                                                       Year ended December 31,
                                               -------------------------------------------------------------------------
                                                  1999            1998           1997            1996          1995
                                               ------------    ------------   ------------   ------------   ------------
Net asset value, beginning of year               $10.40         $10.20         $10.00         $10.24         $ 9.04
                                                 -------        -------        -------        -------        -------

Income from investment operations:
Net investment income                              0.54           0.51           0.60           0.66           0.61
Net realized and unrealized gain (loss)
   on investment transactions                     (0.54)          0.53           0.20          (0.24)          1.21
                                                 -------        -------        -------        -------        -------

   Total from investment operations                0.00           1.04           0.80           0.42           1.82
                                                 -------        -------        -------        -------        -------

Less distributions:
Dividend from net investment income                0.00          (0.51)         (0.60)         (0.66)         (0.61)
Distribution from net realized gain                0.00          (0.33)          0.00           0.00           0.00
Distribution in excess of net realized
   gain                                            0.00           0.00           0.00           0.00          (0.01)
                                                 -------        -------        -------        -------        -------

   Total distributions                             0.00          (0.84)         (0.60)         (0.66)         (0.62)
                                                 -------        -------        -------        -------        -------

Net asset value, end of year                     $10.40         $10.40         $10.20         $10.00          $10.24
                                                 =======        =======        =======        =======        =======

   Total return                                    0.00%         10.17%          8.03%          4.14%         20.14%

Ratios/Supplemental data:
Net assets, end of year (in thousands)           $55,975        $53,505        $40,077        $37,611        $38,048
                                                 =======        =======        =======        =======        =======

Ratio of expenses to average net assets            0.77%          0.77%          0.75%          0.77%(a)       0.73%(a)
                                                 =======        =======        =======        =======        =======

Ratio of net investment income
   to average net assets                           5.21%          5.26%          5.87%          6.03%(a)       6.20%(a)
                                                 =======        =======        =======        =======        =======

Portfolio turnover rate                           815.1%         477.2%         317.3%         107.6%         449.2%
                                                 =======        =======        =======        =======        =======


--------------------------------------------

(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.78% and 0.78%, and the ratio of net investment income to average net assets would have been 6.02% and 6.15% for the years ended December 31, 1996 and 1995, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year


                                                                           Year ended December 31,
                                                 ---------------------------------------------------------------------------------
                                                    1999             1998              1997              1996              1995
                                                    ----             ----              ----              ----              ----
Net asset value, beginning of year                 $9.19             $9.52             $8.91             $8.44             $7.94
                                                  -------           -------           -------           -------           -------

Income from investment operations:
Net investment income                               0.89              0.79              0.80              0.70              0.80
Net realized and unrealized gain
   (loss) on investments
   and foreign currency related transactions       (0.50)            (0.33)             0.61              0.47              0.50
                                                  -------           -------           -------           -------           -------

   Total from investment operations                 0.39              0.46              1.41              1.17              1.30
                                                  -------           -------           -------           -------           -------

Less distributions:
Dividend from net investment income                 0.00             (0.79)            (0.80)            (0.70)            (0.80)
Distribution in excess of net
   investment income                                0.00              0.00              0.00              0.00              0.00
                                                  -------           -------           -------           -------           -------

   Total distributions                              0.00             (0.79)            (0.80)            (0.70)            (0.80)
                                                  -------           -------           -------           -------           -------
Net asset value, end of year                       $9.58             $9.19             $9.52             $8.91             $8.44
                                                  =======           =======           =======           =======           =======
   Total return                                     4.24%             4.79%            15.78%            13.87%            16.41%

Ratios/Supplemental data:
Net assets, end of year (in thousands)            $69,928           $69,003           $59,138           $44,042           $36,442
                                                  =======           =======           =======           =======           =======

Ratio of expenses to average net assets             0.85%             0.82%             0.81%             0.84%             0.87%
                                                  =======           =======           =======           =======           =======

Ratio of net investment income
   to average net assets                            9.11%             8.30%             8.96%             8.14%             9.20%
                                                  =======           =======           =======           =======           =======

Portfolio turnover rate                             78.2%             82.7%            111.3%            118.5%             84.3%
                                                  =======           =======           =======           =======           =======


------------------------------------------------------------------------------------------------------------------------------------

THE GROWTH EQUITY FUND
For a Share Outstanding During the Year
                                                                            Year ended December 31,
                                               ---------------------------------------------------------------------------------
                                                    1999             1998            1997              1996              1995
                                                    ----             ----            ----              ----              ----
Net asset value, beginning of year                 $30.88           $24.37           $21.46           $20.00             $18.30
                                                 --------         --------         --------         --------            -------

Income from investment operations:
Net investment income (loss)                        (0.05)            0.02             0.10             0.11               0.09
Net realized and unrealized gain
   on investment transactions                       10.58            10.12             5.64             3.85               4.75
                                                 --------         --------         --------         --------            -------

   Total from investment operations                 10.53            10.14             5.74             3.96               4.84
                                                 --------         --------         --------         --------            -------

Less distributions:
Dividend from net investment income                  0.00            (0.02)           (0.10)           (0.11)             (0.09)
Distribution from net realized gains                 0.00            (3.61)           (2.73)           (2.39)             (3.05)
                                                 --------         --------         --------         --------            -------

   Total distributions                               0.00            (3.63)           (2.83)           (2.50)             (3.14)
                                                 --------         --------         --------         --------            -------
Net asset value, end of year                       $41.41           $30.88           $24.37           $21.46             $20.00
                                                 ========         ========         ========         ========            =======
   Total return                                    34.10%           41.67%           26.74%           19.76%             26.45%

Ratios/Supplemental data:
Net assets, end of year (in thousands)           $284,263         $195,692         $136,058         $106,039            $95,593
                                                 ========         ========         ========         ========            =======

Ratio of expenses to average net assets             0.73%            0.76%            0.77%            0.80%(a)           0.77%(a)
                                                 ========         ========         ========         ========            =======

Ratio of net investment income (loss)
   to average net assets                           (0.14%)           0.08%            0.39%            0.48%(a)           0.43%(a)
                                                 ========         ========         ========         ========            =======

Portfolio turnover rate                            209.1%           161.3%           169.1%           177.1%             169.8%
                                                 ========         ========         ========         ========            =======

-------------------------------------------------------

(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.81% and 0.82% and the ratio of net investment income to average net assets would have been 0.47% and 0.38% for the years ended December 31, 1996 and 1995, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



THE VALUE EQUITY FUND
For a Share Outstanding During the Year
                                                                          Year ended December 31,
                                                  ------------------------------------------------------------------------------
                                                      1999             1998            1997              1996             1995
                                                      ----             ----            ----              ----             ----
Net asset value, beginning of year                   $22.39           $22.55           $19.32           $16.28           $12.67
                                                    --------         --------         --------         --------         --------

Income (loss) from investment operations:
Net investment income                                  0.21             0.31             0.29             0.22             0.25
Net realized and unrealized gain (loss)
   on investment transactions                         (0.39)            1.85             4.53             3.88             4.50
                                                    --------         --------         --------         --------         --------

   Total from investment operations                   (0.18)            2.16             4.82             4.10             4.75
                                                    --------         --------         --------         --------         --------

Less distributions:
Dividend from net investment income                    0.00            (0.31)           (0.29)           (0.22)           (0.25)
Distribution from net realized gains                   0.00            (2.01)           (1.30)           (0.84)           (0.89)
                                                    --------         --------         --------         --------         --------

   Total distributions                                 0.00            (2.32)           (1.59)           (1.06)           (1.14)
                                                    --------         --------         --------         --------         --------

Net asset value, end of year                         $22.21           $22.39           $22.55           $19.32           $16.28
                                                    ========         ========         ========         ========         ========

   Total return                                       (0.80)%           9.59%           24.98%           25.19%           37.48%

Ratios/Supplemental data:
Net assets, end of year (in thousands)              $290,937         $335,479         $302,960         $200,674         $127,260
                                                    ========         ========         ========         ========         ========

Ratio of expenses to average net assets                0.76%            0.76%            0.76%            0.78%            0.80%
                                                    ========         ========         ========         ========         ========

Ratio of net investment income
   to average net assets                               0.88%            1.27%            1.43%            1.38%            1.71%
                                                    ========         ========         ========         ========         ========

Portfolio turnover rate                                67.6%            24.0%            18.7%            25.0%            34.3%
                                                    ========         ========         ========         ========         ========


--------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year


                                                                          Year ended December 31,
                                                      ---------------------------------------------------------------------------
                                                          1999            1998            1997             1996             1995
                                                          ----            ----            ----             ----             ----

Net asset value, beginning of year                      $18.31          $19.83           $18.74           $17.40           $15.19
                                                      --------        --------         --------         --------         --------

Income from investment operations:
Net investment income                                     0.67            0.60             0.61             0.65             0.53
Net realized and unrealized gain on investments
   and foreign currency related transactions              0.64            0.61             2.33             2.19             2.86
                                                      --------        --------         --------         --------         --------

   Total from investment operations                       1.31            1.21             2.94             2.84             3.39
                                                      --------        --------         --------         --------         --------

Less distributions:
Dividend from net investment income                       0.00           (0.60)           (0.61)           (0.65)           (0.53)
Distribution in excess of net
   investment income                                      0.00            0.00             0.00             0.00            (0.01)
Distribution from net realized gains                      0.00           (2.13)           (1.24)           (0.85)           (0.64)
                                                      --------        --------         --------         --------         --------

   Total distributions                                    0.00           (2.73)           (1.85)           (1.50)           (1.18)
                                                      --------        --------         --------         --------         --------

Net asset value, end of year                            $19.62          $18.31           $19.83           $18.74           $17.40
                                                      ========        ========         ========         ========         ========

   Total return                                          7.15%           6.09%           15.65%           16.37%           22.28%

Ratios/Supplemental data:
Net assets, end of year (in thousands)                $482,856        $545,486         $516,139         $398,544         $266,556
                                                      ========        ========         ========         ========         ========

Ratio of expenses to average net assets                  0.76%           0.76%            0.76%            0.77%            0.79%
                                                      ========        ========         ========         ========         ========

Ratio of net investment income
   to average net assets                                 3.25%           2.78%            3.10%            3.90%            3.45%
                                                      ========        ========         ========         ========         ========

Portfolio turnover rate                                  31.0%           48.0%            37.1%            32.9%            37.2%
                                                      ========        ========         ========         ========         ========

------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year

                                                                        Year ended December 31,
                                                    ----------------------------------------------------------------------
                                                     1999           1998            1997              1996            1995
                                                     ----           ----            ----              ----            ----
Net asset value, beginning of year                 $18.37          $16.13           $15.61           $14.47          $13.01
                                                  --------        --------         --------         --------         -------

Income from investment operations:
Net investment income                                0.03            0.10             0.58             0.63            0.13
Net realized and unrealized gain on
   investments and foreign currency
   related transactions                              8.38            2.93             1.04             1.81            1.67
                                                  --------        --------         --------         --------         -------

   Total from investment operations                  8.41            3.03             1.62             2.44            1.80
                                                  --------        --------         --------         --------         -------

Less distributions:
Dividend from net investment income                  0.00           (0.10)           (0.53)           (0.56)          (0.12)
Distribution in excess of net
   investment income                                 0.00           (0.08)            0.00            (0.74)          (0.22)
Distribution from net realized gains                 0.00           (0.61)           (0.57)            0.00            0.00
                                                  --------        --------         --------         --------         -------

   Total distributions                               0.00           (0.79)           (1.10)           (1.30)          (0.34)
                                                  --------        --------         --------         --------         -------

Net asset value, end of year                       $26.78          $18.37           $16.13           $15.61          $14.47
                                                  ========        ========         ========         ========         =======

   Total return                                     45.78%          18.85%           10.41%           16.87%          13.80%

Ratios/Supplemental data:
Net assets, end of year (in thousands)            $215,312        $153,822         $129,638         $104,418         $69,531
                                                  ========        ========         ========         ========         =======

Ratio of expenses to average net assets              1.08%           1.08%            1.13%            1.17%           1.23%
                                                  ========        ========         ========         ========         =======

Ratio of net investment income
   to average net assets                             0.20%           0.45%            0.62%            0.66%           0.91%
                                                  ========        ========         ========         ========         =======

Portfolio turnover rate                              45.0%           43.5%            35.7%            54.8%           62.5%
                                                  ========        ========         ========         ========         =======


------------------------------------------------------------------------------------------------------------------------------------
  THE SMALL CAPITALIZATION FUND
  For a Share Outstanding During the Year or Period


                                                                Year ended December 31,                    Period ended
                                                 -------------------------------------------------------    December 31,
                                                    1999           1998          1997          1996            1995 *
                                                 ------------   ------------  ------------  ------------   ------------
  Net asset value, beginning of year or period      $12.81        $14.43        $12.53         $10.96          $10.00
                                                    ------        ------        ------         ------          ------

  Income (loss) from investment operations:
  Net investment income                               0.08          0.08          0.07           0.07            0.09
  Net realized and unrealized gain (loss)
     on investment transactions                      (0.25)        (1.41)         2.81           2.09            1.19
                                                    ------        ------        ------         ------          ------
     Total from investment operations                (0.17)        (1.33)         2.88           2.16            1.28
                                                    ------        ------        ------         ------          ------

  Less distributions:
  Dividend from net investment income                 0.00         (0.08)        (0.07)         (0.07)          (0.09)
  Distribution from net realized gains                0.00         (0.21)        (0.91)         (0.52)          (0.23)
                                                    ------        ------        ------         ------          ------
     Total distributions                              0.00         (0.29)        (0.98)         (0.59)          (0.32)
                                                    ------        ------        ------         ------          ------

  Net asset value, end of year or period            $12.64        $12.81        $14.43         $12.53          $10.96
                                                    ======        ======        ======         ======          ======

     Total return                                    (1.33)%       (9.16)%       23.02%         19.76%          12.76%(c)

  Ratios/Supplemental data:
  Net assets, end of year or period
    (in thousands)                                  $44,939       $43,635       $38,726        $16,134          $4,828
                                                    =======       =======       =======        =======          ======

  Ratio of expenses to average net assets             0.81%         0.82%         0.85%          0.99%(b)        1.00%(a)(b)
                                                    ======        ======        ======         ======          ======

  Ratio of net investment income
     to average net assets                            0.65%         0.65%         0.66%          0.85%(b)        1.53%(a)(b)
                                                    ======        ======        ======         ======          ======

  Portfolio turnover rate                            102.8%         61.9%         71.1%          39.2%           64.3%
                                                    ======        ======        ======         ======          ======



---------------------------------------------

* For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

(a)  Annualized.

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.06% and 1.29%, and the ratio of net investment income to average net assets would have been 0.78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.

(c)  Not annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE EMERGING GROWTH FUND
For a Share Outstanding During the Year or Period


                                                          Year Ended December 31,           Period ended
                                                        -----------------------------       December 31,
                                                             1999            1998               1997*
                                                             ----            ----               -----

Net asset value, beginning of year or period                 $17.43          $12.85             $10.00
                                                            -------         -------            -------

Income from investment operations:
Net investment loss                                           (0.11)          (0.06)              0.00
Net realized and unrealized gain
   on investment transactions                                 32.36            4.65               3.92
                                                            -------         -------            -------

   Total from investment operations                           32.25            4.59               3.92
                                                            -------         -------            -------

Less distributions:
Distribution from net realized gains                           0.00           (0.01)             (1.07)
                                                            -------         -------            -------

   Total distributions                                         0.00           (0.01)             (1.07)
                                                            -------         -------            -------

Net asset value, end of year or period                       $49.68          $17.43             $12.85
                                                            =======         =======            =======

   Total return                                             185.03%          35.70%             39.22%(c)

Ratios/Supplemental data:
Net assets, end of year or period (in thousands)           $183,413         $38,664            $17,942
                                                           ========         =======            =======

Ratio of expenses to average net assets                       1.04%           1.15%(b)           1.15%(a)(b)
                                                            =======         =======            =======

Ratio of net investment loss
   to average net assets                                     (0.68)%         (0.66)%(b)          (0.73)%(a)(b)
                                                            =======         =======            =======

Portfolio turnover rate                                      172.4%          240.9%             392.3%
                                                            =======         =======            =======


---------------------------------------------

* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

(a)  Annualized.

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.21% and 1.41%, and the ratio of net investment income to average net assets would have been (0.73)% and (0.99)%, respectively, for the year ended December 31,1998 and the period ended December 31, 1997.

(c)  Not annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

1 -- SIGNIFICANT ACCOUNTING POLICIES

   Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

   Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy.

   The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   INVESTMENT VALUATION:

   Money Market Fund -- Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (the Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

   Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds -- Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available will be valued on the basis of the mean between the last current bid and asked prices. When market quotation are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value as determined by the Board.

   The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

   Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

   DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

      Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1999 (Continued)
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue code and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

Off-Balance Sheet Risk

   The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

   The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transaction are considered.

Derivative Financial Instruments Held or Issued for Purposes Other Than
Trading

   Futures Contracts -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund has entered into futures contracts during the year ended December 31, 1999. There were no open futures contracts at December 31, 1999.

   Options -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put and call options during the year ended December 31, 1999. Purchased put and call options open and outstanding at December 31, 1999 are disclosed in the statement of net assets. Losses on options written during the year ended December 31, 1999 of $411,819 have been included with those from investment transactions on the Statement of Operations.

   Forward Foreign Currency Contracts -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The High Yield Bond, Flexibly Managed and International Equity Funds have entered into forward foreign currency contracts during the year ended December 31, 1999. At December 31, 1999 there were no open contracts in the High Yield Bond, Flexibly Managed and International Equity Funds.

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

     Effective May 1, 1998 Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the funds. ICMI is a wholly owned subsidiary of The Penn Mutual Life Insurance Company.

     T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

   OpCap Advisers ("OpCap") is sub-adviser to Value Equity and Small Capitalization Funds pursuant to an investment sub-advisory agreement entered into by ICMI and OpCap on May 1, 1998. As sub-adviser, OpCap provides investment management services to the Funds. OpCap is a subsidiary of Oppenheimer Capital.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1999 (Continued)
--------------------------------------------------------------------------------

     Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding Ltd., and affiliate of Bank J. Vontobel & Co. Ltd.

     RS Investment Management, Inc. (formerly Robertson Stephens Investment Management, Inc.) ("RSIM") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSIM on April 26, 1998. As sub-adviser, RSIM provides investment management services to the Fund.

     Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.40% for first $100 million and 0.35% thereafter; Quality Bond Fund: 0.45% for first $100 million and 0.40% thereafter; Growth Equity Fund: 0.50% for the first $100 million and 0.45% thereafter; Flexibly Managed Fund: 0.50%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.75%; Value Equity Fund: 0.50%; Small Capitalization
Fund: 0.50; and Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter.

     For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

     Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

Expenses and Limitations Thereon

     Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market, 0.80%; Quality
Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Value Equity: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Capitalization 1.00%; and Emerging Growth 1.15%.

     Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 1999. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 -- CAPITAL STOCK

     At December 31, 1999, there were one billion shares of $.10 par value capital stock authorized for Penn Series. The shares are divided into ten classes of 100 million shares of capital stock. Nine of the classes designated are Penn Series Money Market Fund Common Stock, Penn Series Quality Bond Fund Common Stock, Penn Series High Yield Bond Fund Common Stock, Penn Series Growth Equity Fund Common Stock, Penn Series Value Equity Fund Common Stock, Penn Series Flexibly Managed Fund Common Stock, Penn Series International Equity Fund Common Stock, Penn Series Small Capitalization Fund Common Stock and Penn Series Emerging Growth Fund Common Stock. One of the classes of common stock is presently designated Class I, and no shares have been issued.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

Transactions in capital stock of Penn Series Funds, Inc. were as follows:



                                                      The Year Ended December 31, 1999:
                           ----------------------------------------------------------------------------------------

                                    Received for               Shares Issued for                 Paid for
                                    Shares Sold                  Reinvestment                Shares Redeemed
                                    -----------                  ------------                ---------------
                                Shares        Amount         Shares         Amount         Shares         Amount
                                ------        ------         ------         ------         ------         ------
Money Market Fund            188,665,821  $188,665,821       2,908,631    $2,908,631    158,619,559   $158,619,559
Quality Bond Fund              1,479,129   $15,328,780               -             -      1,238,959    $12,855,240
High Yield Bond Fund           1,695,470   $15,956,185               -             -      1,904,110    $17,995,985
Growth Equity Fund             1,313,023   $43,594,844               -             -        785,882    $26,721,319
Value Equity Fund              1,100,517   $24,742,241               -             -      2,981,562    $67,027,167
Flexibly Managed Fund          1,513,092   $29,125,418               -             -      6,691,288   $126,724,616
International Equity Fund      4,437,623   $89,853,437               -             -      4,769,085    $98,083,721
Small Capitalization Fund        877,699   $10,899,623               -             -        730,269     $9,079,798
Emerging Growth Fund           2,066,955   $58,019,088               -             -        592,924    $18,797,049

                                                      The Year Ended December 31, 1998:
                           ----------------------------------------------------------------------------------------

                                    Received for               Shares Issued for                 Paid for
                                     Shares Sold                  Reinvestment                Shares Redeemed
                                     -----------                  ------------                ---------------
                                Shares        Amount          Shares         Amount         Shares         Amount
                                ------        ------          ------         ------         ------         ------
Money Market Fund             84,556,622   $84,556,622       2,176,407    $2,176,407     70,581,999    $70,581,999
Quality Bond Fund              1,642,975   $17,780,630         382,465    $3,977,639        811,620     $8,780,551
High Yield Bond Fund           1,757,800   $17,292,747         589,778    $5,420,056      1,052,320    $10,371,757
Growth Equity Fund               691,494   $19,801,255         669,396   $20,628,621        607,072    $16,844,142
Value Equity Fund              1,671,304   $40,295,090       1,409,105   $31,549,856      1,532,040    $35,752,237
Flexibly Managed Fund          2,831,936   $58,177,184       3,855,202   $70,600,678      2,926,275    $59,980,214
International Equity Fund      1,780,356   $31,336,651         345,781    $6,355,455      1,793,330    $31,548,343
Small Capitalization Fund      1,065,490   $14,767,847          76,921      $986,473        418,401     $5,558,915
Emerging Growth Fund           1,366,179   $20,129,936             638        $8,966        544,610     $7,976,427



5 - COMPONENTS OF NET ASSETS

At December 31, 1999, Net Assets consisted of the following:

                                                          Money          Quality       High Yield         Growth         Value
                                                         Market           Bond            Bond            Equity        Equity
                                                          Fund            Fund            Fund             Fund          Fund
                                                          ----            ----            ----             ----          ----


Capital paid in                                        $86,584,064     $55,175,954     $68,741,366     $142,814,652    $206,446,540
Undistributed net investment income (loss)                    --         2,912,581       6,503,349             --         2,811,849
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                         (2,760)     (1,187,692)     (2,609,085)      36,049,136      42,774,609
Net unrealized appreciation (depreciation)
   in value of investments, futures contracts
   and foreign currency related items                         --          (926,308)     (2,707,710)     105,398,756      38,904,091
                                                       -----------     -----------     -----------     ------------    ------------
     Total Net Assets                                  $86,581,304     $55,974,535     $69,927,920     $284,262,544    $290,937,089
                                                       ===========     ===========     ===========     ============    ============



                                                          Flexibly       International       Small           Emerging
                                                           Managed          Equity       Capitalization       Growth
                                                            Fund             Fund             Fund             Fund
                                                            ----             ----             ----             ----
Capital paid in                                        $411,999,519     $108,568,106       $46,578,779       $68,687,189
Undistributed net investment income (loss)               18,517,238         (126,981)          281,192              --
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                      36,983,400       18,822,424        (1,253,375)       29,894,732
Net unrealized appreciation (depreciation)
   in value of investments, futures contracts
   and foreign currency related items                    15,355,359       88,048,146          (667,778)       84,831,571
                                                       ------------     ------------       -----------      ------------
     Total Net Assets                                  $482,855,516     $215,311,695       $44,938,818      $183,413,492
                                                       ============     ============       ===========      ============


--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

6-  PURCHASES AND SALES OF INVESTMENTS

During the year ended December 31, 1999, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities:

                                        Purchases                   Sales
                                        ---------                   -----
Quality Bond Fund                      $286,248,897              $280,661,407
High Yield Bond Fund                    $65,576,368               $53,046,844
Growth Equity Fund                     $490,176,848              $465,434,113
Value Equity Fund                      $198,702,033              $212,642,951
Flexibly Managed Fund                  $147,118,601              $194,271,410
International Equity Fund               $72,487,885               $77,111,598
Small Capitalization Fund               $40,480,611               $38,756,196
Emerging Growth Fund                   $175,528,607              $138,094,258


7-  CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

               Money          Quality          High Yield          Small
              Market           Bond               Bond         Capitalization
               Fund            Fund               Fund             Fund
             ----------------------------------------------------------------
 2000         $   61         $      0         $        0         $      0
 2001            183                0                  0                0
 2003            416                0          1,052,436                0
 2004              0                0            525,647                0
 2005            225                0                  0                0
 2006            992                0             14,558                0
 2007              0          965,951            861,638          956,303
              ------         --------         ----------         --------
Total         $1,877         $965,951         $2,454,279         $956,303

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
PENN SERIES FUNDS, INC.


We have audited the statements of net assets of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Value Equity Fund, Flexibly Managed Fund, International Equity Fund, Small Capitalization Fund, and Emerging Growth Fund) as of December 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Penn Series Funds, Inc. for the years and periods through December 31, 1996 included herein were audited by other auditors whose report dated February 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Penn Series Funds, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP

Philadelphia, Pennsylvania
January 28, 2000

PART C:  OTHER INFORMATION

Item 23.    Exhibits
                      (a)(1)   Articles of Incorporation -Previously filed on April 26, 1983 as Exhibit 1 to
                               Post-Effective Amendment No. 24 to this Registration Statement, and incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341)
                               on February 14, 1997.

                      (a)(2)   Articles Supplementary to the Articles of Incorporation. -Filed herewith.

                      (b)      By-Laws - Previously filed on August 27, 1992 as Exhibit 2 to Post-Effective
                               Amendment No. 37 to this Registration Statement, and incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 44 on Form N-1A
                               (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange
                               Commission via EDGAR (Accession No. 0000950109-97-001341) on
                               February 14, 1997.

                      (c)      None (outstanding shares of common stock are recorded on the books and records of the
                               Registrant - Certificates of stock are not issued).

                      (d)(1)   Form of Investment Advisory Agreement between the Registrant and
                               Independence Capital Management, Inc.- Filed herewith.

                      (d)(2)   Sub-Advisory Agreement between Independence Capital Management, Inc.
                               and RS Investment Management, Inc. with respect to the Emerging Growth
                               Fund - Incorporated by reference to Exhibit 5(c) of Post-Effective Amendment
                               No. 46 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the
                               Securities and Exchange Commission via EDGAR (Accession No.
                               0001036050-98-000286) on February 27, 1998.

                      (d)(3)   Form of Sub-Advisory Agreement between Independence Capital
                               Management, Inc. and Turner Investment Partners, Inc. with respect to the
                               Mid Cap Growth Fund -Filed herewith.

                      (d)(4)   Form of Sub-Advisory Agreement between Independence
                               Capital Management, Inc.  and Putnam Management, Inc. with respect to the Large Cap Value Fund - Filed herewith.

                      (d)(5)    Form of Sub-Advisory Agreement between Independence
                               Capital Management, Inc. and Wells Capital Management,
                               Incorporated with respect to the Index 500 Fund - Filed herewith.

                      (d)(6)   Form of Sub-Advisory Agreement between Independence
                               Capital Management  and Neuberger Berman Management Inc. with respect to the Mid Cap Value Fund - Filed herewith.

                      (d)(7)   Form of Sub-Advisory Agreement between Independence
                               Capital Management, Inc. and Royce & Associates, Inc. with respect to the Small Cap Value Fund - Filed herewith.

                      (d)(8)    Sub-Advisory Agreement between Independence Capital Management, Inc. and T.
                                Rowe Price Associates, Inc. with respect to the Flexibly Managed and High
                                Yield Bond Funds - Incorporated by reference to the Registrant's Post-
                                Effective Amendment No. 47 as filed with the Securities and Exchange
                                Commission via EDGAR (Accession No. 0000950116-99-000315) on February 26,
                                1999.

                      (d)(9)    Sub-Advisory Agreement between Independence Capital Management, Inc. and
                                Vontobel USA Inc. with respect to the International Equity Fund - Incorporated by reference to the Registrant's Post-Effective Amendment No. 47 as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                                000950116-99-000315) on February 26, 1999.

                      (e)       None. Common stock of the Registrant is sold only to The Penn Mutual Life
                                Insurance Company and its affiliated insurance companies for their general or separate accounts.

                      (f)       None.

                      (g)(1)(a) Amended and Restated Custodian Agreement between the Registrant and Provident
                                National Bank. Incorporated by reference to Exhibit 8(a) of Post-Effective
                                Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                                0001036050-98-000286) on February 27, 1998.

                      (g)(1)(b) Amended Schedule to the Amended and Restated Custodian Agreement between the
                                Registrant and Provident National Bank - Filed herewith.

                      (g)(2)    Form of Foreign Custody Manager Agreement between the Registrant and PNC Bank
                                - Incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 46 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-98-000286) on
                                February 27, 1998.

                      (h)(1)(a) Administrative and Corporate Services Agreement between the Registrant and The
                                Penn Mutual Life Insurance Company - Incorporated by reference to Exhibit 9(a)
                                of Post-Effective Amendment No. 45 on Form N-1A (File Nos. 2-77284 and
                                811-03459) as filed with the Securities and Exchange Commission via EDGAR
                                (Accession No. 0001036050-97-001341) on February 14, 1997.

                      (h)(1)(b) Administrative and Corporate Services Agreement between the Registrant and The
                                Penn Mutual Life Insurance Company with respect to Additional Funds -Filed herewith.

                      (h)(2)    Accounting Services Agreement between the Registrant and Provident Financial
                                Processing Corporation - Previously filed on March 10, 1990 as Exhibit 9(b) to
                                Post-Effective Amendment No. 33 to this Registration Statement, and incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on
                                February 14, 1997.

                      (h)(3)    Agreement between the Registrant and Provident Financial Processing
                                Corporation on fees for services under Accounting Services Agreement -
                                Previously filed on February 24, 1995 as Exhibit 9(c) to Post-Effective
                                Amendment No. 43 to this Registration Statement, and incorporated by reference to Exhibit 9(c) of Post-Effective Amendment No. 44 on Form N-1A (File Nos.
                                2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

                      (i)      Opinion and Consent of Morgan, Lewis & Bockius LLP - Filed herewith.

                      (j)      Consent of Ernst & Young LLP - Filed herewith.

                      (k)      None.

                      (l)      None.

                      (m)      None.

                      (n)      Not applicable.

                      (o)      None.

                      (p)(1)   Code of Ethics for the Registrant- Filed herewith.

                      (p)(2)   Code of Ethics for Independence Capital Management, Inc. -Filed herewith.

                      (p)(3)    Code of Ethics for RS Investment Management, Inc.- Filed herewith.

                      (p)(4)   Code of Ethics for Turner Investment Partners, Inc.- Filed herewith.

                      (p)(5)   Code of Ethics for Putnam Management, Inc.- Filed herewith.

                      (p)(6)   Code of Ethics for Wells Capital Management Incorporated.- Filed herewith

                      (p)(7)   Code of Ethics for Neuberger Berman Management, Inc.- Filed herewith.

                      (p)(8)   Code of Ethics for Royce & Associates, Inc.- Filed herewith.

                      (p)(9)   Code of Ethics for T. Rowe Price Associates, Inc.- Filed herewith.

                      (p)(10)  Code of Ethics for Vontobel U.S.A. Inc.-Filed herewith.

                      (q)      Powers of Attorney of Directors - Incorporated by reference to the
                               Registrant's Post-Effective Amendment No. 47 as filed with the Securities and
                               Exchange Commission via EDGAR (Accession No. 0000950116-99-000315)
                               on February 26, 1999.

Item 24.         Persons Controlled by or under Common Control with Registrant

                 The Penn Mutual Life Insurance Company ("Penn Mutual") is the owner of 100% of the outstanding common stock of the Registrant. For further information on the ownership of the outstanding common stock of the Registrant, see "Voting Rights" in the Prospectus and "Ownership of Shares" in the Statement of Additional Information, which are incorporated hereunder by reference.

                 Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Penn Insurance and Annuity Company, a Delaware corporation.

                 Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Capital Management., Inc., a Pennsylvania corporation, and registered investment adviser.

                 Penn Mutual is the record and beneficiary owner of 100% of the outstanding common stock of The Penn Janney Fund, Inc. Penn Janney Fund, Inc. is a Pennsylvania corporation and invests in new business.

                 Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Pennsylvania Trust Company, a Pennsylvania corporation.

                 Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Square Properties, Inc., a holding corporation incorporated in Delaware.

                 Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: Indepro Corp. and WPI Investment Company, both Delaware corporations.

                 Indepro Corp. is the record and beneficial owner of 100% of the outstanding common stock of Indepro Property Fund I Corp., Indepro Property Fund II Corp., Commons One Corp. and West Hazleton, Inc., all Delaware corporations.

                 Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of Janney Montgomery Scott LLC, a Delaware corporation, and Hornor, Townsend & Kent, Inc., a Pennsylvania corporation.

                 Janney Montgomery Scott LLC is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: JMS Resources, Inc., a Pennsylvania corporation; JMS Investor Services, Inc., a Delaware corporation; and Janney Montgomery Scott Insurance Agency Inc., a Massachusetts corporation..

                 Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of a subscription agreement for 50% of the common stock of Penn Janney Advisory, Inc., a Pennsylvania corporation.

Item 25.         Indemnification

                 Article VII, Section (3) of the Articles of Incorporation of the Registrant provides generally that directors and officers of the Registrant shall be indemnified by the Registrant to the full extent permitted by Maryland law and by the Investment Company Act of 1940, now or hereinafter in force.

                 Article VI, Section (2) of the By-laws of the Registrant provides: Any person who was or is a party or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.         Business and Other Connections of Investment Advisers

                 T. Rowe Price Associates, Inc.

                 Listed below are the directors, executive officers and managing directors of T. Rowe Price Associates, Inc. (the "Manager") who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager.

                   Name and Current
                     Position with
                     T. Rowe Price            Other Business and Connections
                    Associates Inc.             During the Past Two Years               Address
                    ---------------             -------------------------               -------

                 James E. Halbkat, Jr.,        President of U.S. Monitor            P. O. Box 23109
                 Director of the Manager       Corporation, a provider of           Hilton Head Island, SC
                                               public response systems.             29925

                 Richard L. Menschel,          Limited partner of The               2nd Floor
                 Director of the Manager       Goldman Sachs Group, L.P.,           85 Broad Street
                                               an investment banking firm.          New York, NY  10004

                 Robert L. Strickland,         Retired Chairman of Lowe's           Suite 604
                 Director of the Manager       Companies, Inc., a retailer of       2000 W. First Street
                                               speciality home supplies, as of      Winston-Salem, NC
                                               January 31, 1998 and continues       27104
                                               to serve as a Director.  He is
                                               also a Director of Hannaford
                                               Bros., Co., a food retailer.

                 Philip C. Walsh               Retired mining industry              Pleasant Valley
                 Director of the Manager       executive.                           Peapack, NJ  07977

                 Anne Marie Whittemore         Partner of the law firm of           One James Center
                 Director of the Manager       McGuire, Woods, Battle &             Richmond, VA  23219
                                               Boothe L.L.P. and a Director
                                               of Owens & Minor, Inc., Fort
                                               James Corporation and
                                               Albemarle Corporation.

                 With the exception of Messrs. Halbkat, Menschel, Strickland and Walsh and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.

                    Name and Current
                      Position with
                      T. Rowe Price                          Other Business and Connections
                     Associates Inc.                            During the Past Two Years
                     ---------------                            -------------------------
                                                      <
                 Henry H. Hopkins,             Director of T. Rowe Price Insurance Agency, Inc.; Vice
                 Director and Managing         President and Director of T. Rowe Price (Canada), Inc., T.
                 Director of the Manager       Rowe Price Investment Services, Inc., T. Rowe Price
                                               Services, Inc., T. Rowe Price Threshold Fund Associates,
                                               Inc., T. Rowe Price Trust Company, TRP Distribution, Inc.,
                                               and TRPH Corporation; Director of T. Rowe Price Insurance
                                               Agency, Inc.; Vice President of Price-Fleming, T. Rowe
                                               Price Real Estate Group, Inc., T. Rowe Price Retirement
                                               Plan Services, Inc., T. Rowe Price Stable Asset
                                               Management, Inc., and T. Rowe Price Strategic Partners
                                               Associates, Inc.


                    Name and Current
                      Position with
                      T. Rowe Price                          Other Business and Connections
                     Associates Inc.                            During the Past Two Years
                     ---------------                            -------------------------
                 James A.C. Kennedy, III       President and Director of T. Rowe Price Strategic Partners
                 Director and Managing         Associates, Inc.; Director and Vice President of T. Rowe
                 Director of the Manager       Price Threshold Fund Associates, Inc.

                 John H. Laporte, Jr.,
                 Director and Managing
                 Director of the Manager

                 William T. Reynolds,          Chairman of the Board of T. Rowe Price Stable Asset
                 Director and Managing         Management, Inc.; Director of TRP Finance, Inc.
                 Director of the Manager

                 James S. Riepe,               Chairman of the Board and President of T. Rowe Price Trust
                 Vice Chairman of the          Company; Chairman of the Board of T. Rowe Price
                 Board, Director, and          (Canada), Inc., T. Rowe Price Investment Services, Inc., T.
                 Managing Director of the      Rowe Price Investment Technologies, Inc., T. Rowe Price
                 Manager                       Retirement Plan Services, Inc., and T. Rowe Price Services,
                                               Inc.; Director of Price-Fleming, T. Rowe Price Insurance
                                               Agency, Inc. and TRPH Corporation; Director and President
                                               of TRP Distribution, Inc., TRP Suburban Second, Inc., and
                                               TRP Suburban, Inc.; and Director and Vice President of T.
                                               Rowe Price Stable Asset Management, Inc.

                 George A. Roche,              Chairman of the Board of TRP Finance, Inc.; Director of
                 Chairman of the Board,        Price-Fleming, T. Rowe Price Retirement Plan Services,
                 President, and Managing       Inc., and T. Rowe Price Strategic Partners, Inc.; and
                 Director of the Manager       Director and Vice President of T. Rowe Price Threshold
                                               Fund Associates, Inc., TRP Suburban Second, Inc., and TRP
                                               Suburban, Inc.

                 Brian C. Rogers,              Vice President of T. Rowe Price Trust Company
                 Director and Managing
                 Director of the Manager

                 M. David Testa,               Chairman of the Board of Price-Fleming; President and
                 Vice Chairman of the          Director of T. Rowe Price (Canada), Inc.; Director and Vice
                 Board, Chief Investment       President of T. Rowe Price Trust Company; and Director of
                 Officer, and Managing         TRPH Corporation
                 Director of the Manager

                 Executive Officers:
                 -------------------

                    Name and Current
                      Position with
                      T. Rowe Price                          Other Business and Connections
                     Associates Inc.                            During the Past Two Years
                     ---------------                            -------------------------
                 Edward C. Bernard,            Director and President of T. Rowe Price Insurance Agency,
                 Managing Director of the      Inc. and T. Rowe Price Investment Services, Inc.; Director of
                 Manager                       T. Rowe Price Services, Inc.; Vice President of TRP
                                                Distribution, Inc.


                    Name and Current
                      Position with
                      T. Rowe Price                          Other Business and Connections
                     Associates Inc.                            During the Past Two Years
                     ---------------                            -------------------------
                 Michael A. Goff,              Director and the President of T. Rowe Price Investment
                 Managing Director of the      Technologies, Inc.
                 Manager

                 Charles E. Vieth,             Director and President of T. Rowe Price Retirement Plan
                 Managing Director of the      Services, Inc.; Director and Vice President of T. Rowe Price
                 Manager                       Investment Services, Inc. and T. Rowe Price Services, Inc.;
                                               Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price
                                               Trust Company, and TRP Distribution, Inc.

                 Alvin M. Younger, Jr.,        Director, Vice President, Treasurer, and Secretary of TRP
                 Chief Financial Officer,      Suburban Second, Inc. and TRP Suburban, Inc.; Director of
                 Managing Director,            TRP Finance, Inc.; Secretary and Treasurer for Price-Fleming,
                 Secretary, and Treasurer      T. Rowe Price (Canada), Inc., T. Rowe Price Insurance
                 of the Manager                Agency, Inc., T. Rowe Price Investment Services, Inc., T.
                                               Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement
                                               Plan Services, Inc., T. Rowe Price Services, Inc., T. Rowe
                                               Price Stable Asset Management, Inc., T. Rowe Price Strategic
                                               Partners Associates, Inc., T. Rowe Price Threshold Fund
                                               Associates, Inc., T. Rowe Price Trust Company, TRP
                                               Distribution, Inc., and TRPH Corporation; Treasurer and Clerk
                                               of T. Rowe Price Insurance Agency of Massachusetts, Inc.

                 Managing Directors:
                 -------------------

                    Name and Current
                      Position with
                      T. Rowe Price                          Other Business and Connections
                     Associates Inc.                            During the Past Two Years
                     ---------------                            -------------------------
                 Preston G. Athey,
                 Managing Director of the
                 Manager

                 Brian W.H. Berghuis,
                 Managing Director of the
                 Manager

                 Stephen W. Boesel,            Vice President of T. Rowe Price Trust Company
                 Managing Director of the
                 Manager

                 Gregory A. McCrickard,        Vice President of T. Rowe Price Trust Company
                 Managing Director of the
                 Manager

                 Mary J. Miller,
                 Managing Director of the
                 Manager

                 Charles A. Morris,
                 Managing Director of the
                 Manager


                    Name and Current
                      Position with
                      T. Rowe Price                          Other Business and Connections
                     Associates Inc.                            During the Past Two Years
                     ---------------                            -------------------------
                George A. Murnaghan,          Executive Vice President of Price-Fleming; Vice President of
                Managing Director of the      T. Rowe Price Investment Services, Inc. and T. Rowe Price
                Manager                       Trust Company

                Edmund M. Notzon, III,        Vice President of T. Rowe Price Trust Company
                Managing Director of the
                Manager

                Wayne D. O'Melia,             Director and President of T. Rowe Price Services, Inc.; Vice
                Managing Director of the      President of T. Rowe Price Trust Company
                Manager

                Larry J. Puglia,              Vice President of T. Rowe Price (Canada), Inc.
                Managing Director of the
                Manager

                John R. Rockwell,             Director and Senior Vice President of T. Rowe Price
                Managing Director of the      Retirement Plan Services, Inc.; Director and Vice President
                Manager                       of T. Rowe Price Stable Asset Management, Inc. and T.
                                              Rowe Price Trust Company; Vice President of T. Rowe Price
                                              Investment Services, Inc.

                R. Todd Ruppert,              President and Director of TRPH Corporation; Vice President
                Managing Director of the      of T. Rowe Price Retirement Plan Services, Inc. and T.
                Manager                       Rowe Price Trust Company

                Robert W. Smith,              Vice President of Price-Fleming
                Managing Director of the
                Manager

                William J. Stromberg,
                Managing Director of the
                Manager

                Richard T. Whitney,           Vice President of Price-Fleming and T. Rowe Price Trust
                Managing Director of the      Company
                Manager

                 Independence Capital Management, Inc.


                    Name and Current
                      Position with
                      T. Rowe Price                          Other Business and Connections
                     Associates Inc.                            During the Past Two Years
                     ---------------                            -------------------------
                 Peter M. Sherman,               Chairman, President and Chief Executive Officer of
                 President, Chief Executive      Independence Capital Management, Inc., Horsham, PA;
                 Officer and Director            President and Chief Investment Officer of The Penn
                                                 Mutual Life Insurance Company, Horsham, PA.

                 Robert E. Chappell,             Director of Independence Capital Management, Inc.,
                 Director                        Horsham, PA; Chairman and Chief Executive Officer of
                                                 The Penn Mutual Life Insurance Company, Horsham, PA

                 Richardson T. Merriman,         Senior Vice President of Independence Capital Management,
                 Senior Vice President and       Inc., Radnor, PA; President, Chief Executive Officer and
                 Director                        Chief Investment Officer of The Pennsylvania Trust
                                                 Company, Radnor, PA

                 Nils L. Berglund,               Vice President of Independence Capital Management, Inc.,
                 Vice President                  Radnor, PA; Senior Vice President and Portfolio Manager
                                                 of The Pennsylvania Trust Company, Radnor, PA;
                                                 Registered Representative of Hornor, Townsend & Kent,
                                                 Inc., Horsham, PA

                 Willard N. Woolbert,            Vice President of Independence Capital Management, Inc.,
                 Vice President                  Radnor, PA; Senior Vice President and Portfolio Manager
                                                 of The Pennsylvania Trust Company, Radnor, PA;
                                                 Vice President and Senior Portfolio Manager, PNC
                                                 Bank, Philadelphia, PA (from 1990 to 1998).

                 Barbara S. Wood,                Vice President, Controller, Treasurer and Secretary of
                 Vice President,                 Independence Capital Management, Inc., Radnor, PA; Vice
                 Controller, Treasurer and       President and Treasurer of The Pennsylvania Trust
                 Secretary                       Company, Radnor, PA; Senior Vice President and Treasurer
                                                 of Hornor, Townsend & Kent, Inc., Horsham, PA. (July
                                                 1995 to December 1999).

        Vontobel USA Inc.

                 Since February 1997, Mr. Heinrich Schlegel has served as a director of:

                           Vontobel Funds, Inc.
                                    Suite 223
                           1500 Forest Avenue
                           Richmond, VA  23229

                 Vontobel Funds, Inc. is a registered investment company, incorporated under the laws of
                 Maryland, comprising five fund series for which Vontobel USA Inc. serves as investment adviser.

RS Investment Management, Inc.

                 Name and Current Position with             Other Business Connections During the
                 RS Investment Management, Inc.                         Past Two Years
                 ------------------------------                         --------------
                 David James Evans, III,
                 Portfolio Manager,
                 Secretary and Securities Analyst

                 George Randall Hecht,                 Executive V.P., COO and Limited Partner of
                 Director and President                Robertson, Stephens & Company, L.P.; President
                                                       and CEO of Robertson Stephens Investment Trust;
                                                       Trustee of Robertson Stephens Investment Trust.
                 James Lawrence Callinan,              Portfolio Manager, Putnam Investments.
                 Portfolio Manager

        Neuberger Berman Management, Inc.

              Name and Current Position with                         Other Business Connections During the
            Neuberger Berman Management, Inc.                                   Past Two Years
            ---------------------------------                                   --------------
                 Philip Ambrosio                           Senior Vice President and Chief Financial Officer,
                 Senior Vice President and Chief           Neuberger Berman Inc.
                 Financial Officer, NB Management

                 Brooke A. Cobb                            Chief Investment Officer, Bainco International
                 Vice President,                           Investors. Senior Vice President and Senior Portfolio
                 NB Management                             Manager, Putnam Investments until 1997.

                 Theodore P. Giuliano                      President and Trustee, Neuberger Berman Income
                 Vice President, NB Management;            Funds; President and Trustee, Neuberger Berman
                 Managing Director,                        Income Trust; President and Trustee, Income
                 Neuberger Berman                          Managers Trust.

                 Michael M. Kassen                         Executive Vice President, Chief Investment Officer
                 Executive Vice President and Chief        and Director, Neuberger Berman, Inc.
                 Executive Officer, NB Management

                 Jeffrey B. Lane                           President, Chief Executive Officer and Director of
                 President and Chief Executive             Neuberger Berman, Inc.
                 Officer, Neuberger Berman

                 Michael F. Malouf                         Portfolio Manager, Dresdner RCM Global Investors
                 Vice President, NB Management             until 1998.

                 Robert Matza                              Executive Vice President, Chief Administrative
                 Executive Vice President and Chief        Officer and Director, Neuberger Berman, Inc.
                 Administrative Officer,
                 Neuberger Berman

                 S. Basu Mullick                           Portfolio Manager, Ark Asset Management until 1998.
                 Vice President, NB Management

                 C. Carl Randolph                          Secretary and General Counsel, Neuberger Berman,
                 Senior Vice President, General            Inc. Assistant Secretary, Neuberger Berman Advisers
                 Counsel and Secretary, Neuberger          Management Trust;  Assistant Secretary Advisers
                 Berman                                    Managers Trust; Assistant Secretary, Neuberger
                                                           Berman Income Funds; Assistant Secretary, Neuberger Berman Income
                                                           Trust; Assistant Secretary, Neuberger Berman Equity Funds;
                                                           Assistant Secretary, Neuberger Berman Equity Trust; Assistant
                                                           Secretary, Income Managers Trust; Assistant Secretary, Equity
                                                           Managers Trust; Assistant Secretary, Global Managers Trust;
                                                           Assistant Secretary, Neuberger Berman Equity Assets; Assistant
                                                           Secretary, Neuberger Berman Equity Series.

                 Ingrid Saukaitis                          Project Director, Council on Economic Priorities until
                 Vice President, NB Management             1997.

                 Heidi L. Schneider                        Executive Vice President and Director, Neuberger
                 Executive Vice President,                 Berman, Inc.
                 Neuberger Berman

                 Benjamin E. Segal                         Assistant Portfolio Manager, GT Global Investment
                 Vice President, NB Management,            Management until 1997; Consultant, Bain &
                 Managing Director,                        Company, Inc. until 1997.
                 Neuberger Berman

                 Jennifer K. Silver                        Portfolio Manager and Director, Putnum Investments,
                 Vice President, NB Management,            until 1997.
                 Managing Director,
                 Neuberger Berman

                 Daniel J. Sullivan                        Vice President, Neuberger Berman Advisers
                 Senior Vice President, NB                 Management Trust; Vice President, Advisers
                 Management                                Managers Trust; Vice President, Neuberger Berman
                                                           Income Funds; Vice President, Neuberger Berman Income Trust; Vice
                                                           President, Neuberger Berman Equity Funds; Vice President,
                                                           Neuberger Berman Equity Trust; Vice President, Income Managers
                                                           Trust; Vice President, Equity Managers Trust; Vice President,
                                                           Global Managers Trust; Vice President, Neuberger Berman Equity
                                                           Assets; Vice President, Neuberger Berman Equity Series.

                 Peter E. Sundman                          Executive Vice President and Director, Neuberger
                 President, NB Management;                 Berman Inc.
                 Executive Vice President,
                 Neuberger Berman

                 Michael J. Weiner                         Vice President, Neuberger Berman Adcisers
                 Senior Vice President, NB                 Management Trust; Vice President, Advisers
                 Management; Senior Vice President,        Managers Trust; Vice President, Neuberger Berman
                 Neuberger Berman                          Income Funds; Vice President, Neuberger Berman
                                                           Income Trust; Vice President, Neuberger Berman Equity
                                                           Funds; Vice President, Neuberger Berman Equity Trust;
                                                           Vice President, Income Managers Trust; Vice President,
                                                           Equity Managers Trust; Vice President, Global Managers
                                                           Trust; Vice President, Neuberger Berman Equity Assets;
                                                           Vice President, Neuberger Berman Equity Series.

                 Allan R. White, III                       Portfolio Manager, Salomon Asset Management until
                 Vice President, NB Management;            1998.
                 Managing Director,
                 Neuberger Berman

        The principal address of NB Management, Neuberger Berman, and of each of the investment companies named above, is 605 Third Avenue, New York, New York, 10158.

        Turner Investment Partners, Inc.


                 Name and Position with                         Other Business Connections During the
                 Turner Investment Partners, Inc.                           Past Two Years
                 --------------------------                                 --------------
                 Stephen J. Kneeley                        Registered Representative, SEI Investments
                 Chief Operating Officer, Secretary,       Distribution Co.
                 President

                 Janet Rader Rote                          Registered Representative, SEI Investments
                 Director of Compliance                    Distribution Co.

                 Thomas R. Trala                                                     None
                 CFO, Treasurer

                 Mark D. Turner                                                      None
                 Vice Chairman, Director of Fixed
                 Income

                 Robert E. Turner, Jr.                                               None
                 Chairman, CIO

        The principal address of Turner Investment Partners is 1235 Westlakes Drive, Suite 350, Berwyn, PA, 19312.

        Putnam Management, Inc.


                  Name and Position with                             Other Business Connections During the
                 Putnam Management, Inc.                                        Past Two Years
                 -----------------------                                        --------------
                 Pankaj Aggrawal                           Quantitative Analyst, Vestek Systems, San  Francisco,
                 Vice President                            CA.

                 Blake Anderson                            Trustee, Salem Female Charitable Society, Salem,
                 Managing Director                         MA.

                 Barry R. Allen                            None
                 Vice President

                 Michael J. Atkin                          None
                 Senior Vice President

                 Jeffrey B. Augustine                      None
                 Senior Vice President

                 Rowland T. Bankes                         None
                 Vice President

                 Robert R. Beck                            Director, Charles Bridge Publishing, Watertown, MA;
                 Senior Vice President                     Board of Overseers, Beth Israel Deaconess Medical
                                                           Center, Boston MA.

                 Carl. D Bell                              None
                 Vice President

                 Richard L. Block                          None
                 Senior Vice President

                 Jeffrey M. Bray                           None
                 Vice President

                 David J. Buckle                           None
                 Vice President

                 Ronald J. Bukovac                         None
                 Vice President

                 Robert W. Burke                           Member-Executive Committee, The Ridge Club,
                 Senior Managing Director                  Sandwich, MA; Member-Advisory Board, Cathedral
                                                           High School, Boston, MA.

                 Richard P. Cervone                        None
                 Vice President

                 Jack P. Chang                             None
                 Senior Vice President

                 Bihua Chen                                None
                 Assistant Vice President

                 C. Beth Cotner                            Director, The Lyric Stage Theater, Boston MA.
                 Senior Vice President

                 Stephen P. Cotto                          None
                 Assistant Vice President

                 Joseph F. Cushing                         None
                 Assistant Vice President

                 John R.S. Cutler                          Member, Burst Media, L.L.C., Burlington, MA
                 Vice President

                 Kenneth Daly                              President, Andover River Rd. TMA, River Road
                 Managing Director                         Transportation Management Associatoin, Andover MA.


                 Michael W. Davis                          None
                 Vice President

                 Donna M. Daylor                           None
                 Vice President

                 John C. Delano                            None
                 Assistant Vice President

                 Edwin M. Denson                           None
                 Vice President

                 Ralph C. Derbyshire                       None
                 Senior Vice President

                 Michael G. Dolan                          Chairman-Finance Council. St. Mary's Parish,
                 Assistant Vice President                  Melrose, MA; Member, School Advisory Board, St.
                                                           Mary's School, Melrose, MA.

                 Mark E. Dow                               None
                 Vice President

                 Emily Durbin                              Board of Directors, Family Service, Inc., Lawrence,
                 Vice President                            MA.

                 Karnig H. Durgarian                       Board Member, EBRI, Suite 600, Washington, DC;
                 Managing Director                         Trustee, American Assembly, Washington DC.

                 Nathan Eigerman                           Trustee, Flower Hill Trust, Boston MA.
                 Senior Vice President

                 Lisa V. Emerick                           None
                 Vice President

                 Irene M. Esteves                          Board of Director Member, American Management
                 Managing Director                         Association Finance Council, New York, NY; Board
                                                           of Director Member, First Night Boston, Boston, MA;
                                                           Board of Director Member, SC Johnson Commercial Markets,
                                                           Stutevant, WI; Board of Director Member, Massachusetts
                                                           Taxpayers Foundation, Boston, MA; Board of Director
                                                           Member, Mrs. Bairds Bakeries, Fort Worth, TX.

                 Ian Ferguson                              Trustee, Park School, Brookline, MA.
                 Senior Managing Director

                 John Ferry                                None
                 Vice President

                 Edward R. Finch                           None
                 Vice President

                 Kate Fleisher                             None
                 Vice President

                 Henrietta Fraser                          Manager, Fleming Investment Management, London,
                 Vice President                            U.K.


                 Karen T. Frost                            None
                 Senior Vice President

                 Stephen C. Gibbs                          None
                 Vice President

                 Ken S. Gordon                             None
                 Vice President

                 J. Peter Grant                            Trustee, The Dover Church, Dover, MA.
                 Senior Vice President

                 Patrice Graviere                          None
                 Senior Vice President

                 Paul E. Haagensen                         Director, Haagensen Research Foundation, New York,
                 Senior Vice President                     NY.

                 Nigel P. Hart                             None
                 Senior Vice President

                 Deborah R. Healey                         Corporator, New England Baptist Hospital, Boston
                 Senior Vice President                     MA; Director, NEB Enterprises, Boston MA.

                 Yoshiro Iino                              None
                 Vice President

                 Marianne P. Isgur                         None
                 Assistant Vice President

                 Jeffrey Kaufman                           None
                 Senior Vice President

                 Ira C. Kalus-Bystricky                    None
                 Vice President

                 Hiroshi Kato                              None
                 Vice President

                 Kevin Keleher                             None
                 Assistant Vice President

                 Catherine Kennedy                         None
                 Vice President

                 Jeffrey K. Kerrigan                       None
                 Assistant Vice President

                 David R. King                             None
                 Vice President

                 William P. King                           None
                 Vice President

                 Deborah F. Kuenstner                      Director, Board of Pensions, Presbyterian Church,
                 Managing Director                         Philadephia, PA.

                 Thomas J. Kurey                           None
                 Senior Vice President


                 Linda Lane                                Member, American Society for Training &
                 Assistant Vice President                  Development, Stoughton, MA

                 Coleman N. Lannum, III                    None
                 Senior Vice President

                 Leonard LaPorta, Jr.                      None
                 Vice President

                 Lawrence J. Lasser                        Director, Marsh & McLennan Companies, Inc., New
                 President, Director and Chief             York, NY; Board of Governors and Executive
                 Executive                                 Committee, Investment Company Institute,
                                                           Washington, DC; Board of Overseers, Museum of Fine Arts,
                                                           Boston, MA; Trustee, Beth Israel Deaconess Medical
                                                           Center, Boston Ma; Member of the Council on Foreign
                                                           Relations, New York, NY; member of the Board of
                                                           Directors of the United Way of Massachusetts Bay,
                                                           Boston, MA; Trustee of the Vineyard Open Land
                                                           Foundation, Vineyard Haven, MA.

                 Maura W. Leddy                            None
                 Vice President

                 Richard Leibovitch                        Managing Director, J.P. Morgan, New York, NY.
                 Managing Director

                 Craig S. Lewis                            None
                 Vice President

                 Geirulv Lode                              None
                 Senior Vice President

                 Wan Yun Lui                               Quantitative Analyst, T. Rowe Price Associates, Inc.,
                 Assistant Vice President                  Baltimore, MD.

                 Elizabeth M. MacElwee Jones               None
                 Senior Vice President

                 Saba S. Malak                             None
                 Vice President

                 Kevin Maloney                             Institutional Director, Financial Management
                 Managing Director                         Association, University of South Florida, College of
                                                           Business Administration, Tampa, FL.

                 Jabaz Mathai                              None
                 Assistant Vice President

                 Bridget McCavoy                           None
                 Vice President

                 Paul McHugh                               None
                 Vice President

                 Krishna Memani                            Principal, Morgan Stanley & Co., New York, NY.
                 Managing Director

                 Paul K. Michaud                           None
                 Vice President

                 Christopher G. Miller                     None
                 Vice President

                 William H. Miller                         None
                 Senior Vice President

                 Jeanne L. Mockard                         Trustee, The Bryn Mawr School, Baltimore, MD.
                 Senior Vice President

                 Gerard I. Moore                           None
                 Vice President

                 Donald E. Mullin                          Corporate Representative and Board Member, Delta
                 Senior Vice President                     Dental Plan of Massachusetts, Medford, MA.

                 Kenneth W. Murphy, Jr.                    None
                 Assistant Vice President

                 Kimberly A.M. Page Nauen                  None
                 Vice President

                 Stephen S. Oler                           None
                 Senior Vice President

                 Stephen M. Oristaglio                     None
                 Senior Managing Director

                 Kerry M. Owens                            None
                 Assistant Vice President

                 Margery C. Parker                         None
                 Senior Vice President

                 William Perry                             None
                 Vice President
                 Randolph Petralia                         None
                 Senior Vice President

                 Keith Plapinger                           Chairman and Trustee, Adent School, Boston MA.
                 Vice President

                 Charles E. Porter                         Trustee, Anatolia College, Boston MA; Governor,
                 Executive Vice President                  Handel & Hayden Society, Boston, MA.

                 Quintin R.S. Price                        Corporate Development Director, The Boots Company
                 Managing Director                         PLC, Nottingham, England.

                 George Putnam                             Chairman and Director, Putnam Mutual Funds Corp;
                 Chairman and Director                     Director, The Boston Company, Inc., Boston MA;
                                                           Director, Boston Safe Deposit & Trust Company, Boston,
                                                           MA; Director, Freeport-McMoran, Inc., New York, NY;
                                                           Director, General Mills, Inc., Minneapolis, MN;
                                                           Director, Houghton Mifflin Company, Boston, MA;
                                                           Director, Marsh & McLennan Companies, Inc., New York,
                                                           NY; Director, Rockefeller Group, Inc., New York, NY;
                                                           Trustee, Massachusetts General Hospital Boston, MA;
                                                           McLean Hospital, Belmont, MA; The Colonial Williamsburg
                                                           Foundation, Williamsburg VA; The Museum of Fine Arts,
                                                           Boston, MA; WGBH Foundation, Boston, MA; The Nature
                                                           Conservancy, Boston, MA; Trustee, The Jackson
                                                           Laboratory, Bar Harbor, ME.

                 Robert A. Piepenburg                      None
                 Vice President

                 James A. Polk                             None
                 Vice President

                 Elizabeth Price                           None
                 Assistant Vice President

                 Edward Qian                               None
                 Vice President

                 Keith Quinton                             Director, Eleazar, Inc., Hanover, NH.
                 Senior Vice President

                 Nadine McQueen-Reed                       Key Account Executive, Fidelity Investments, Kent,
                 Assistant Vice President                  England.

                 Thomas V. Reilly                          Trustee, Knox College, Galesburg, IL.
                 Managing Director

                 Marc J. Ritenhouse                        None
                 Vice President

                 Kevin J. Rogers                           None
                 Senior Vice President

                 Oliver Rudigoz                            None
                 Vice President

                 Michael V. Salm                           None
                 Vice President

                 Preeti Sayana                             None
                 Assistant Vice President

                 Saied Simozar                             None
                 Senior Vice President

                 Robert J. Schoen                          None
                 Assistant Vice President

                 Justin M. Scott                           Director, DSI Proprieties (Neja) Ltd., Reydon, Essex,
                 Managing Director                         England.

                 Max S. Senter                             General Partner, M.S. Senter & Sons Partnership,
                 Senior Vice President                     Raleigh, NC.

                 Raj Ken Sharma                            None
                 Vice President

                 Jean I. Sievert                           Vice President, Saloman Smith Barney, New York,
                 Senior Vice President                     NY.

                 Gordon H. Silver                          Trustee, Wang Center for the Performing Arts, Boston,
                 Managing Director                         MA.

                 David M. Silk                             Member of the Board of Directors, Jobs for Bay State
                 Senior Vice President                     Graduates, North Andover, MA.

                 Steven Spiegel                            Director, Ultra Diamond and Gold Outlet, Chicago, IL;
                 Senior Managing Director                  Director, FACES New York University Medical
                                                           Center, New York, NY; Trustee, Babson College,
                                                           Wellesley, MA.

                 James St. John                            None
                 Assistant Vice President

                 Loren Michael Starr                       None
                 Managing Director

                 Michael P. Stack                          None
                 Senior Vice President

                 Toshifumi Sugimoto                        None
                 Senior Vice President

                 Robert E. Sweeney                         None
                 Vice President

                 Judith H. Swirbalus                       None
                 Vice President

                 John C. Talanian                          Member of the Board of Directors, the Japan Society
                 Managing Director                         of Boston, Boston, MA.

                 Nicole J. Thorpe                          None
                 Assistant Vice President

                 Robert J. Toner                           None
                 Assistant Vice President

                 John R. Tonkin                            None
                 Assistant Vice President

                 Robert J. Ullman                          None
                 Assistant Vice President

                 Scott G. Vierra                           None
                 Vice President

                 Vincent Vliebergh                         None
                 Vice President

                 David L. Waldman                          None
                 Managing Director

                 Dierdre West-Smith                        Trustee, St. James Condo Association, Roxbury, MA.
                 Assistant Vice President

                 Toshifumi Sugimoto                        None
                 Senior Vice President

                 Eric Wetlaufer                            President and Member of the Board of Directors, The
                 Managing Director                         Boston Security Analysts Society, Inc., Boston MA.
                 Edward F. Whalen                          Member of the Board of Directors, Hockomock Area
                 Senior Vice President                     YMCA, North Attleboro, MA

                 Richard P. Wyke                           Director, Salem YMCA, Salem, MA.
                 Senior Vice President

        The principal address of Putnam Investments is 1 Post Office Square, Boston, MA, 02109.

        Wells Capital Management Incorporated

                        Name and Position with                  Other Business Connections During
                 Wells Capital Management, Incorporated                 the Past Two Years
                 --------------------------------------                 ------------------
                 Allen J. Ayvazian                                          None
                 Chief Equity Officer

                 Robert Willis                                              None
                 President and Chief Investment
                 Officer

                 Brigid Breen                                               None
                 Chief Compliance Officer

                 Jose Casas                                                 None
                 Chief Operating Officer

                 Larry Fernandes                                            None
                 Principal

                 Jacqueline Anne Flippin                                    Vice Principal and Investment
                 Principal                                                  Portfolio Manager, McMorgan &
                                                                            Company.
                 Stephen Galiani                                            None
                 Senior Principal Director

                 Madeleine Gish                                             None
                 Senior Principal

                 Kelli Ann Lee                                              Group Human Resources Manager,
                 Managing Director                                          Wells Fargo Bank, N.A.

                 Melvin Lindsey                                             None
                 Managing Director

                 Clark Messman                                              None
                 Chief Legal Officer

                 Brian Mulligan                                             None
                 Managing Director

                 Thomas O'Malley                                            None
                 Managing Director

                 Clyde Ostler                                               None
                 Director

                 Guy Rounsaville                                            None
                 Director

                 Katherine Schapiro                                         None
                 Senior Principal

                 Gary Schlossberg                                           None
                 Economist


        Royce and Associates, Inc.

                  Name and Position with                        Other Business Connections During
                 Royce & Associates, Inc.                               the Past Two Years
                 ------------------------                               ------------------
                 Charles Royce                                              None
                 President, Managing Director & Treasurer

                 John E. Denneen                                            None
                 Investment Adviser

                 Charles R. Dreifus                                         Limited Managing Director
                 Senior Portfolio Manager and Principal                     Lazard Freres & Co. LLC

                 Jack E. Fockler, Jr.                                       None
                 Managing Director

                 William W. George                                          None
                 Managing Director and Senior Portfolio
                 Manager

                 Howard Joseph Kashner                                      None
                 General Counsel

                 Boniface A. Zaino                                          General Partner,
                 Managing Director and Senior Portfolio                     Royce Management Company
                 Manager

Item 27.         Principal Underwriters

                 Not Applicable.

Item 28.         Location of Accounts and Records

                 Penn Series Funds, Inc.
                 600 Dresher Road
                 Horsham, PA  19044

                 PFPC Inc.
                 Bellevue Corporate Center
                 103 Bellevue Parkway
                 Wilmington, DE 19809

                 T. Rowe Price Associates, Inc.
                 100 E. Pratt Street
                 Baltimore, MD 21202

                 Morgan, Lewis & Bockius LLP
                 1701 Market Street
                 Philadelphia, PA 19103-2921

                 Independence Capital Management, Inc.
                 600 Dresher Road
                 Horsham, PA  19044

                 Vontobel USA Inc.
                 450 Park Avenue
                 New York, NY  10022


Item 29.         Management Services

                 Not applicable.

Item 30.         Undertakings

                 The Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and certifies that it has duly caused this Post-Effective Amendment No. 49 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania on the 21st day of April, 2000

                                                PENN SERIES FUNDS, INC.


                                                By: /s/ Peter M. Sherman
                                                    ----------------------------
                                                    Peter M. Sherman, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement of the Registrant has been signed below by the following persons in the capacities indicated on the 21st day of April, 2000.

Signature                                        Title

/s/ Peter M. Sherman                             President (Principal Executive
--------------------------------------
Peter M. Sherman                                 Officer)

/s/ Steven M. Herzberg                           Treasurer (Principal
--------------------------------------
Steven M. Herzberg                               Financial Officer)

/s/ Ann M. Strootman                               Controller (Principal
--------------------------------------
Ann M. Strootman                                 Accounting Officer)


*  EUGENE BAY                                    Director

*  JAMES S. GREENE                               Director

*  ROBERT E. CHAPPELL                            Director

*  WILLIAM H. LOESCHE, JR.                       Director

*  M. DONALD WRIGHT                              Director

*  LARRY L. MAST                                 Director

*  DANIEL J. TORAN                               Director


*  By: /s/ Robert E. Chappell
       ------------------------------------
       Robert E. Chappell, Attorney-In-Fact

                                 EXHIBIT INDEX

EDGAR
Exhibit
Number            Description
------            -----------
                  (a)(1)   Articles of Incorporation -Previously filed on April 26, 1983 as Exhibit 1 to Post-
                           Effective Amendment No. 24 to this Registration Statement, and incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 44 on Form N-1A (File Nos.
                           2-77284 and 811-03459), as filed with the Securities and Exchange Commission via
                           EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

                  (a)(2)   Articles Supplementary - Filed herewith.

                  (b)      By-Laws - Previously filed on August 27, 1992 as Exhibit 2 to Post-Effective
                           Amendment No. 37 to this Registration Statement, and incorporated by reference to
                           Exhibit 2 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and
                           811-03459), as filed with the Securities and Exchange Commission via EDGAR
                           (Accession No. 0000950109-97-001341) on February 14, 1997.

                  (c) None (outstanding shares of common stock are recorded on the books and records of the Registrant -
                           Certificates of stock are not issued).

Ex.99             (d)      (1)       Form of Investment Advisory Agreement between the Registrant and
                                     Independence Capital Management, Inc. - Filed herewith.

                           (2)       Sub-Advisory Agreement between Independence Capital Management, Inc.
                                     and RS Investment Management, Inc. with respect to the Emerging Growth
                                     Fund - Incorporated by reference to Exhibit 5(c) of Post-Effective
                                     Amendment No. 46 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                                     filed with the Securities and Exchange Commission via EDGAR (Accession
                                     No. 0001036050-98-000286) on February 27, 1998.

Ex.99                      (3)       Form of Sub-Advisory Agreement between Independence Capital
                                     Management, Inc. and Turner Investment Partners, Inc. with respect to the
                                     Mid Cap Growth Fund -Filed herewith.

Ex.99                      (4)       Form of Sub-Advisory Agreement Independence Capital
                                     Management Inc. and Putnam Management, Inc. with respect to the Large
                                     Cap Value Fund - Filed herewith.

Ex.99                      (5)       Form of Sub-Advisory Agreement between Independence Capital
                                     Management, Inc. and Wells Capital Management Incorporated with respect to the Index 500 Fund - Filed herewith.

Ex.99                      (6)       Form of Sub-Advisory Agreement between Independence Capital
                                     Management and Neuberger Berman Management, Inc. with respect to the
                                     Mid Cap Value Fund -Filed herewith.

Ex.99                      (7)       Form of Sub-Advisory Agreement between Independence Capital
                                     Management, Inc. and Royce & Associates, Inc. with respect to the Small
                                     Cap Value Fund -Filed herewith.



                           (8)       Sub-Advisory Agreement between Independence Capital Management, Inc.
                                     and T. Rowe Price Associates, Inc. with respect to the Flexibly Managed and
                                     High Yield Bond Funds - Incoporated by reference to the Registrant's Post-
                                     Effective Amendment No. 46 as filed with the Securities and Exchange
                                     Commission via EDGAR (Accession No. 0000950116-99-000315) on
                                     February 26, 1999.

                           (9)       Sub-Advisory Agreement between Independence Capital Management, Inc.
                                     and Vontobel USA Inc. with respect to the International Equity Fund -
                                     Incorporated by reference to the Registrant's Post Effective Amendment No.
                                     47 as filed with the Securities and Exchange Commission via EDGAR
                                     (Accession No. 0000950116-99-000315) on February 26, 1999.

                  (e) None. Common stock of the Registrant is sold only to The Penn Mutual Life Insurance Company and its affiliated insurance companies for their general or separate accounts.

                  (f)      None.

                  (g)      (1)      (a)      Amended and Restated Custodian Agreement between the Registrant and
                                             Provident National Bank - Previously filed on April 26, 1993 as
                                             Exhibit 8(a) to Post-Effective Amendment No. 38 to this Registration
                                             Statement, and incorporated by reference to Exhibit 8(a) of Post-
                                             Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and
                                             811-03459), as filed with the Securities and Exchange Commission via
                                             EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

                  (g)      (1)      (b)      Amended Appendix A to the Amended and Restated Custodian Agreement
                                             between the Registrant and Provident National Bank. - Filed herewith.


                           (2)      Form of Foreign Custody Manager Agreement between the Registrant and
                                    PNC Bank - Incorporated by reference to Exhibit 8(b) of Post-Effective
                                    Amendment No. 46 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                                    filed with the Securities and Exchange Commission via EDGAR (Accession
                                    No. 0001036050-98-000286) on February 27, 1998.

                  (h)      (1)      (a)      Administrative and Corporate Services Agreement between the Registrant and The Penn Mutual Life Insurance Company - Incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 45 on Form N-1A (File
                                             Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange
                                             Commission via EDGAR (Accession No. 0001036050-97-001076) on
                                             November 21, 1997.

                  (h)      (1)      (b)      Administrative and Corporate Services Agreement between the Registrant and The Penn Mutual Life Insurance Company with respect to additional funds. -Filed herewith.

                           (2)      Accounting Services Agreement between the Registrant and Provident
                                    Financial Processing Corporation - Previously filed on March 10, 1990 as
                                    Exhibit 9(b) to Post-Effective Amendment No. 33 to this Registration
                                    Statement, and incorporated by reference to Exhibit 9(b) of Post-Effective
                                    Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                                    filed with the Securities and Exchange Commission via EDGAR (Accession
                                    No. 0000950109-97-001341) on February 14, 1997.

                           (3)      Agreement between the Registrant and Provident Financial Processing
                                    Corporation on fees for services under Accounting Services Agreement -
                                    Previously filed on February 24, 1995 as Exhibit 9(c) to Post-Effective
                                    Amendment No. 43 to this Registration Statement, and incorporated by reference to Exhibit 9(c) of Post-Effective Amendment No. 44 on Form N-1A
                                    (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No. 0000950109-97-001341) on February
                                    14, 1997.

                  (i)      Opinion and Consent of Morgan, Lewis & Bockius LLP - Filed herewith.

                  (j)      Consent of Ernst & Young LLP - Filed herewith.

                  (k)      None.

                  (l)      None.

                  (m)      None.

                  (n)      None.

                  (o)      None.

Ex.99             (p)      (1)       Code of Ethics for the Registratnt- Filed herewith.

Ex.99                      (2)       Code of Ethics for Independence Capital Management, Inc. -Filed herewith.

Ex.99                      (3)       Code of Ethics for RS Investment Management, Inc.- Filed herewith.

Ex.99                      (4)       Code of Ethics for Turner Investment Partners, Inc.- Filed herewith.

Ex.99                      (5)       Code of Ethics for Putnam Management, Inc.- Filed herewith.

Ex.99                      (6)       Code of Ethics for Wells Capital Management Incorporated.- Filed herewith

Ex.99                      (7)       Code of Ethics for Neuberger Berman Management, Inc.- Filed herewith.

Ex.99                      (8)       Code of Ethics for Royce & Associates, Inc.- Filed herewith.

Ex.99                      (9)       Code of Ethics for T. Rowe Price Associates, Inc.- Filed herewith.

Ex.99                      (10)      Code of Ethics for Vontobel USA Inc.-Filed herewith.


                  (q)      Powers of Attorney of Directors - Incorporated by reference to the Registrant's Post-
                           Effective Amendment No. 47 as filed with the Securities and Exchange Commission via
                           EDGAR (Accession No. 0000950116-99-000315) on February 26, 1999.
